Bridge Builder Large Cap Growth Fund

Ticker: BBGLX

Bridge Builder Large Cap Value Fund

Ticker: BBVLX

Bridge Builder Small/Mid Cap Growth Fund

Ticker: BBGSX

Bridge Builder Small/Mid Cap Value Fund

Ticker: BBVSX

PROSPECTUS

APRIL 27, 2015

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Table of Contents - Prospectus

Table of Contents - Prospectus

SUMMARY SECTION

Bridge Builder Large Cap Growth Fund

Investment Objective

The investment objective of Bridge Builder Large Cap Growth Fund (the “Large Cap Growth Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Growth Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.44%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.07%
Total Annual Fund Operating Expenses	0.51%
Less Waivers(1)	( 0.13%)
Net Annual Fund Operating Expenses	0.38%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least April 27, 2016, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Large Cap Growth Fund’s Sub-advisers.  This contractual agreement may only be changed or eliminated with the approval of the Board of Trustees. Such waivers are not subject to reimbursement by the Large Cap Growth Fund.

(2)	Other expenses are based on estimated amounts for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Large Cap Growth Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Large Cap Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Large Cap Growth Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until April 27, 2016).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$39	$ 150

Portfolio Turnover

The Large Cap Growth Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Large Cap Growth Fund’s performance.  As the Large Cap Growth Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

Table of Contents - Prospectus

Principal Investment Strategies

The Large Cap Growth Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as investment companies (see below) that seek to track the performance of securities of large capitalization companies.  The Large Cap Growth Fund defines large capitalization companies as companies whose market capitalizations typically fall within the range of the Russell 1000 Index (as of February 1, 2015, companies with capitalizations of at least approximately $3.2 billion).  While the Large Cap Growth Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium and small capitalization companies.  The Large Cap Growth Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities.  The Large Cap Growth Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  The Large Cap Growth Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective.  The Large Cap Growth Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Large Cap Growth Fund follows an investing style that favors growth investments.

The Large Cap Growth Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Large Cap Growth Fund’s assets.

Portfolio securities may be sold at any time.  Sales may occur when a Sub-adviser determines to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of its portion of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-advisers: Lazard Asset Management LLC (“Lazard”); Sustainable Growth Advisers, LP (“SGA”); Jennison Associates LLC (“Jennison”); William Blair & Company, L.L.C. (“William Blair”); and BlackRock Investment Management, LLC (“BlackRock”).  The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board of Trustees with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Lazard’s Principal Investment Strategies

Lazard invests primarily in equity securities, principally common stocks, of U.S. companies that Lazard believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. Although Lazard generally focuses on large capitalization companies, the market capitalizations of issuers in which Lazard invests may vary with market conditions and Lazard also may invest in medium capitalization and small capitalization companies.

Table of Contents - Prospectus

SGA’s Principal Investment Strategies

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA seeks to identify large capitalization companies that exhibit characteristics such as pricing power, repeat revenue streams and global reach that, in SGA’s judgment, have the potential for long-term earnings growth within the context of low business risk. SGA employs an intensive internal research and a bottom-up stock selection approach. SGA selects investments that it believes have superior long-term earnings prospects and attractive valuation. SGA seeks to sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

Jennison’s Principal Investment Strategies

Jennison seeks investments whose price will increase over the long term. It invests in equity and equity-related securities of companies that it believes have strong capital appreciation potential. In deciding which equities to buy, Jennison uses what is known as a growth investment style. It follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Jennison’s confidence in potential issuer earnings is an important part of the selection process.

William Blair’s Principal Investment Strategies

William Blair invests primarily in a diversified portfolio of equity securities of domestic growth companies of all sizes that are expected to exhibit quality growth characteristics. William Blair performs fundamental company analysis and focuses on stock selection.

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. The criterion for the selection of investments is the Russell 1000® Growth Index.

Principal Risks

Since the Large Cap Growth Fund will hold securities with fluctuating market prices, the value of the Large Cap Growth Fund’s shares will vary as its portfolio securities increase or decrease in value.  Therefore, the value of your investment in the Large Cap Growth Fund could go down as well as up.  You may lose money by investing in the Large Cap Growth Fund.  The principal risks affecting the Fund that can cause a decline in value are:

●
Active Management Risk.  A significant portion of the Large Cap Growth Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) Risk.  ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent.  They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

Table of Contents - Prospectus

●
Currency Risk. As a result of the Large Cap Growth Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Large Cap Growth Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Large Cap Growth Fund would be adversely affected.

●
Derivatives Risk. An investment in derivatives (such as futures) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Futures may create investment leverage so that when a futures contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the futures contract may not provide the anticipated protection, causing the Fund to lose money on both the futures contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures are also subject to correlation risk, which is the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of futures is also subject to market risk and liquidity risk, each of which is described below.

●
Equity Risk.  The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions and/or economic conditions.

●
Foreign Securities (including Emerging Markets) Risk.  The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Large Cap Growth Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

●
Growth Style Risk.  The Large Cap Growth Fund is managed primarily in a growth investment style.  Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles.

●
Investment Company and Exchange-Traded Fund Risk.  An investment company, including an exchange-traded fund (“ETF”), in which the Large Cap Growth Fund invests may not achieve its investment objective or execute its investment strategies effectively or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.  The Large Cap Growth Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk.  There is no assurance the Large Cap Growth Fund’s investment objective will be achieved.  Investment decisions may not produce the expected results.  The value of the Large Cap Growth Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

•
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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●	Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Large Cap Growth Fund from selling securities at desirable times or prices.

●
Market Risk.  The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments.

●
Multi-Manager and Multi-Style Management Risk.  To a significant extent, the Large Cap Growth Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Large Cap Growth Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund.  Because portions of the Large Cap Growth Fund’s assets are managed by different Sub-advisers using different styles, the Fund could experience overlapping or conflicting securities transactions.  Certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.

●	New Fund Risk. The Large Cap Growth Fund is new and has no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size.

•
Passive Management Risk. Because the portion of the Large Cap Growth Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell 1000 Growth Index, the Fund faces a risk of poor performance if the Russell 1000 Growth Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the Russell 1000 Growth Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 1000 Growth Index.

●
Portfolio Turnover Risk.  The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund.  Shareholders may pay tax on such capital gains.

●	Real Estate Investment Trusts (REITs) Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●
Redemption Risk.  The Large Cap Growth Fund may experience losses when selling securities to meet redemption requests.  The risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Smaller Company Risk.  Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks as these companies may have less operating history, narrower product or customer markets and fewer managerial and financial resources than more established companies.  Smaller capitalization stocks may be more volatile and have less liquidity.

Table of Contents - Prospectus

Performance

Because the Large Cap Growth Fund commenced operations on the date of this Prospectus, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not provided at this time.  Performance information will be available after the Fund has been in operation for one calendar year.  At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance. See the Fund’s website – www.bridgebuildermutualfunds.com – for updated performance information.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Large Cap Growth Fund.

Sub-advisers and Portfolio Managers

The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Lazard
Portfolio Manager(s)	Position with Lazard	Length of Service to the Fund
Andrew Lacey	Portfolio Manager/Analyst	Since inception
Martin Flood	Portfolio Manager/Analyst	Since inception
Ronald Temple, CFA	Portfolio Manager/Analyst	Since inception
Richard Tutino, CFA	Portfolio Manager/Analyst	Since inception

SGA
Portfolio Manager(s)	Position with SGA	Length of Service to the Fund
George P. Fraise	Portfolio Manager/Analyst	Since inception
Gordon M. Marchand, CFA	Portfolio Manager/Analyst	Since inception
Robert L. Rohn	Portfolio Manager/Analyst	Since inception

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Jennison
Portfolio Manager(s)	Position with Jennison	Length of Service to the Fund
Kathleen A. McCarragher	Managing Director	Since inception
Blair A. Boyer	Managing Director	Since inception

William Blair
Portfolio Manager(s)	Position with William Blair	Length of Service to the Fund
David C. Fording	Partner and Portfolio Manager	Since inception
John F. Jostrand	Partner and Portfolio Manager	Since inception

BlackRock
Portfolio Manager(s)	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since inception
Chris Bliss	Managing Director, Portfolio Manager	Since inception
Greg Savage	Managing Director, Portfolio Manager	Since inception

For important information about the purchase and sale of Fund shares and tax information, please turn to “Summary Information about Purchasing and Selling Shares and Taxes” on page 29 of this prospectus.

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SUMMARY SECTION

Bridge Builder Large Cap Value Fund

Investment Objective

The investment objective of Bridge Builder Large Cap Value Fund (the “Large Cap Value Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Value Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.44%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.07%
Total Annual Fund Operating Expenses	0.51%
Less Waivers(1)	( 0.11%)
Net Annual Fund Operating Expenses	0.40%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least April 27, 2016 to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Large Cap Value Fund’s Sub-advisers.  This contractual agreement may only be changed or eliminated with the approval of the Board of Trustees. Such waivers are not subject to reimbursement by the Large Cap Value Fund.

(2)	Other expenses are based on estimated amounts for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Large Cap Value Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Large Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Large Cap Value Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until April 27, 2016).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$41	$ 152

Portfolio Turnover

The Large Cap Value Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Large Cap Value Fund’s performance.  As the Large Cap Value Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

Table of Contents - Prospectus

Principal Investment Strategies

The Large Cap Value Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below), with economic characteristics that seek to track the performance of large capitalization companies.  The Large Cap Value Fund defines large capitalization companies as companies whose market capitalizations typically fall within the range of the Russell 1000 Index (as of February 1, 2015, companies with capitalizations of at least approximately $3.2 billion).  While the Large Cap Value Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium and small capitalization companies.  The Large Cap Value Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities.  The Large Cap Value Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  The Large Cap Value Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective.  The Large Cap Value Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Large Cap Value Fund follows an investing style that favors value investments.

The Large Cap Value Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”).  Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Large Cap Value Fund’s assets.

Portfolio securities may be sold at any time.  Sales may occur when a Sub-adviser determines to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-advisers: Artisan Partners Limited Partnership (“Artisan”); Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”); Wellington Management Company LLP (“Wellington Management”); and BlackRock Investment Management, LLC (“BlackRock”).  The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board of Trustees with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Artisan’s Principal Investment Strategies

Artisan employs a fundamental investment process to construct a diversified portfolio of equity securities across a broad capitalization range. Artisan seeks to invest in companies that are undervalued, in solid financial condition and have attractive business economics. Artisan believes that companies with these characteristics are less likely to experience eroding values over the long term.

Artisan values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. Artisan prefers companies with an acceptable level of debt and positive cash flow. At a minimum, Artisan seeks to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders. Artisan favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

Table of Contents - Prospectus

Barrow Hanley’s Principal Investment Strategies

Barrow Hanley’s approach to the equity market is based on the underlying philosophy that markets are inefficient.  Barrow Hanley believes these inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis. Barrow Hanley seeks to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks.  Barrow Hanley implements this strategy by seeking to construct portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (as measured by the S&P 500).

Wellington Management’s Principal Investment Strategies

Wellington Management invests primarily in equity securities. Although Wellington Management may invest in the securities of companies with any market capitalization, Wellington Management normally invests a significant portion of its assets in the equity securities of large-capitalization companies.

Wellington Management uses substantial proprietary, fundamental research resources to identify companies with superior prospects for dividend growth and capital appreciation that sell at reasonable valuation levels. Wellington Management believes that above average growth in dividends is an effective and often overlooked indicator of higher quality, shareholder-oriented companies that have the ability to produce consistent, above-average returns over the long term.

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. The criterion for the selection of investments is the Russell 1000® Value Index.

Principal Risks

Since the Large Cap Value Fund will hold securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value.  Therefore, the value of your investment in the Large Cap Value Fund could go down as well as up.  You may lose money by investing in the Large Cap Value Fund.  The principal risks affecting the Large Cap Value Fund that can cause a decline in value are:

●
Active Management Risk.  A significant portion of the Large Cap Value Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) Risk.  ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent.  They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

Table of Contents - Prospectus

●
Currency Risk. As a result of the Large Cap Value Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Large Cap Value Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Large Value Growth Fund would be adversely affected.

●
Derivatives Risk. An investment in derivatives (such as futures) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Futures may create investment leverage so that when a futures contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the futures contract may not provide the anticipated protection, causing the Fund to lose money on both the futures contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures are also subject to correlation risk, which is the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of futures is also subject to market risk and liquidity risk, each of which is described below.

●
Equity Risk.  The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions and/or economic conditions.

●
Foreign Securities (including Emerging Markets) Risk.  The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Large Cap Value Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

●
Investment Company and Exchange-Traded Fund Risk.  An investment company, including an exchange-traded fund (“ETF”), in which the Large Cap Value Fund invests may not achieve its investment objective or execute its investment strategies effectively or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.  The Large Cap Value Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk.  There is no assurance the Large Cap Value Fund’s investment objective will be achieved.  Investment decisions may not produce the expected results.  The value of the Large Cap Value Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

●
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Table of Contents - Prospectus

●	Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Large Cap Value Fund from selling securities at desirable times or prices.

●
Market Risk.  The overall market may perform poorly or the returns from the securities in which the Large Cap Value Fund invests may underperform returns from the general securities markets or other types of investments.

●
Multi-Manager and Multi-Style Management Risk.  To a significant extent, the Large Cap Value Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund.  Because portions of the Large Cap Value Fund’s assets are managed by different Sub-advisers using different styles, the Fund could experience overlapping or conflicting securities transactions.  Certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.

●	New Fund Risk. The Large Cap Value Fund is new and has no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size.

●
Passive Management Risk. Because the portion of the Large Cap Value Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell 1000 Value Index, the Fund faces a risk of poor performance if the Russell 1000 Value Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the Russell 1000 Value Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 1000 Value Index.

●
Portfolio Turnover Risk.  The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund.  Shareholders may pay tax on such capital gains.

●	Real Estate Investment Trusts (REITs) Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●
Redemption Risk.  The Large Cap Value Fund may experience losses when selling securities to meet redemption requests.  This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Smaller Company Risk.  Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks as these companies may have less operating history, narrower product or customer markets and fewer managerial and financial resources than more established companies.  Smaller capitalization stocks may be more volatile and have less liquidity.

Table of Contents - Prospectus

●
Value Style Risk.  The Large Cap Value Fund is managed primarily in a value investment style.  Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles.

Performance

Because the Large Cap Value Fund commenced operations on the date of this Prospectus, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not provided at this time.  Performance information will be available after the Large Cap Value Fund has been in operation for one calendar year.  At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance. See the Fund’s website – www.bridgebuildermutualfunds.com – for updated performance information.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Large Cap Value Fund.

Sub-advisers and Portfolio Managers

The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Artisan
Portfolio Manager(s)	Position with Artisan	Length of Service to the Fund
George O. Sertl, Jr.	Managing Director and Portfolio Manager	Since inception
James C. Kieffer	Managing Director and Portfolio Manager	Since inception
Scott C. Satterwhite	Managing Director and Portfolio Manager	Since inception
Daniel L. Kane	Portfolio Manager	Since inception

Barrow Hanley
Portfolio Manager(s)	Position with Barrow Hanley	Length of Service to the Fund
Mark Giambrone	Managing Director, Portfolio Manager	Since inception
Michael Nayfa, CFA	Director, Assistant Portfolio Manager	Since inception
Terry Pelzel, CFA	Director, Assistant Portfolio Manager	Since inception

Wellington Management
Portfolio Manager(s)	Position with Wellington Management	Length of Service to the Fund
Donald J. Kilbride	Senior Managing Director, Equity Portfolio Manager	Since inception

Table of Contents - Prospectus

BlackRock
Portfolio Manager(s)	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since inception
Chris Bliss	Managing Director, Portfolio Manager	Since inception
Greg Savage	Managing Director, Portfolio Manager	Since inception

For important information about the purchase and sale of Fund shares and tax information, please turn to “Summary Information about Purchasing and Selling Shares and Taxes” on page 29 of this prospectus.

Table of Contents - Prospectus

SUMMARY SECTION

Bridge Builder Small/Mid Cap Growth Fund

Investment Objective

The investment objective of Bridge Builder Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Small/Mid Cap Growth Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.09%
Total Annual Fund Operating Expenses	0.73%
Less Waivers (1)	( 0.25%)
Net Annual Fund Operating Expenses	0.48%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least April 27, 2016 to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Small/Mid Cap Growth Fund’s Sub-advisers.  This contractual agreement may only be changed or eliminated with the approval of the Board of Trustees.  Such waivers are not subject to reimbursement by the Small/Mid Cap Growth Fund.

(2)	Other expenses are based on estimated amounts for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Small/Mid Cap Growth Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Small/Mid Cap Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Small/Mid Cap Growth Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until April 27, 2016).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$49	$ 208

Portfolio Turnover

The Small/Mid Cap Growth Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small/Mid Cap Growth Fund’s performance.  As the Small/Mid Cap Growth Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

Table of Contents - Prospectus

Principal Investment Strategies

The Small/Mid Cap Growth Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of small and mid-capitalization companies. The Small/Mid Cap Growth Fund defines small and mid-capitalization companies as companies whose market capitalizations typically fall within the range of the Russell MidCap Index and the Russell 2000 Index (as of February 1, 2015, companies with capitalizations less than approximately $26 billion).  While the Small/Mid Cap Growth Fund primarily invests in equity securities of small and mid-capitalization companies, it may also invest in securities of large capitalization companies.  The Small/Mid Cap Growth Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities.  The Small/Mid Cap Growth Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  The Small/Mid Cap Growth Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective.  The Small/Mid Cap Growth Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Small/Mid Cap Growth Fund follows an investing style that favors growth investments.

The Small/Mid Cap Growth Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”).  Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Small/Mid Cap Growth Fund’s assets.

Portfolio securities may be sold at any time.  Sales may occur when a Sub-adviser determines to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-advisers:  Eagle Asset Management, Inc. (“Eagle”); Champlain Investment Partners, LLC (“Champlain”); ClearBridge Investments, LLC (“ClearBridge”); and BlackRock Investment Management (“BlackRock”).  The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board of Trustees with respect to the hiring, termination, or replacement of the Sub-advisers. Below is a summary of each Sub-adviser’s principal investment strategies.

Eagle’s Principal Investment Strategies

During normal market conditions, Eagle primarily invests in the equity securities of small-capitalization companies. When making their investment decisions, the portfolio managers generally focus on investing in the securities of small-capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value. The portfolio managers use a three-pronged investment philosophy when evaluating potential additions to the portfolio – quality, valuation, and balance. The portfolio managers seek quality by investing in companies with superior cash-flow generation, management teams with a successful record of business strategy execution, sustainable growth and a defensive business model. They seek attractive valuation using market fluctuations as opportunistic entry points. Finally, the portfolio managers attempt to balance their allocated portion of the Fund’s portfolio through sector-weight policies that provide diversification across major economic sectors.

Table of Contents - Prospectus

ClearBridge’s Principal Investment Strategies

ClearBridge’s portfolio managers principally invest in the equity securities of medium capitalization companies or other investments with similar economic characteristics. The portfolio managers normally invest in stocks selected for their long-term growth potential.

ClearBridge’s portfolio managers seek to identify companies with superior prospects for capital appreciation through fundamental analysis. The portfolio managers conduct bottom-up, fundamental research to invest in a focused portfolio that includes those stocks in which the portfolio managers have the greatest conviction. In selecting individual companies for investment, the portfolio managers look for attractive valuations, favorable growth and attractive risk/reward profiles, and strong free cash flow and balance sheets.

Champlain’s Principal Investment Strategies

Champlain seeks capital appreciation by investing mainly in common stocks of medium-sized companies that it believes have strong long-term fundamentals, superior capital appreciation potential and attractive valuations.  Through the consistent execution of a fundamental bottom-up investment process, which includes an effort to understand a company’s intrinsic or fair value, Champlain expects to identify a diversified universe of medium-sized companies that trade at a discount to their estimated or intrinsic fair values.

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities as represented by the Russell 3000® Index, excluding therefrom the equity securities of the 500 largest capitalized companies. The criterion for the selection of investments is the Russell 2500® Growth Index.

Principal Risks

Since the Small/Mid Cap Growth Fund will hold securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value.  Therefore, the value of your investment in the Small/Mid Cap Growth Fund could go down as well as up.  You may lose money by investing in the Small/Mid Cap Growth Fund. The principal risks affecting the Small/Mid Cap Growth Fund that can cause a decline in value are:

●
Active Management Risk.  A significant portion of the Small/Mid Cap Growth Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) Risk.  ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent.  They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

Table of Contents - Prospectus

●
Currency Risk. As a result of the Small/Mid Cap Growth Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Small/Mid Cap Growth Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Small/Mid Cap Growth Fund would be adversely affected.

●
Derivatives Risk. An investment in derivatives (such as futures) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Futures may create investment leverage so that when a futures contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the futures contract may not provide the anticipated protection, causing the Fund to lose money on both the futures contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures are also subject to correlation risk, which is the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of futures is also subject to market risk and liquidity risk, each of which is described below.

●
Equity Risk.  The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions and/or economic conditions.

●
Foreign Securities (including Emerging Markets) Risk.  The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Small/Mid Cap Growth Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

●
Growth Style Risk.  The Small/Mid Cap Growth Fund is managed primarily in a growth investment style.  Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles.

●
Investment Company and Exchange-Traded Fund Risk.  An investment company, including an exchange-traded fund (“ETF”), in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.  The Small/Mid Cap Growth Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk.  There is no assurance the Small/Mid Cap Growth Fund’s investment objective will be achieved.  Investment decisions may not produce the expected results.  The value of the Small/Mid Cap Growth Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

Table of Contents - Prospectus

●
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●
Liquidity Risk.  Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Small/Mid Cap Growth Fund from selling securities at desirable times or prices.

●
Market Risk.  The overall market may perform poorly or the returns from the securities in which the Small/Mid Cap Growth Fund invests may underperform returns from the general securities markets or other types of investments.

●
Multi-Manager and Multi-Style Management Risk.  To a significant extent, the Small/Mid Cap Growth Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund.  Because portions of the Small/Mid Cap Growth Fund’s assets are managed by different Sub-advisers using different styles, the Fund could experience overlapping or conflicting securities transactions.  Certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Small/Mid Cap Growth Fund using a single investment management style.

●	New Fund Risk. The Small/Mid Cap Growth Fund is new and has no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size.

●
Passive Management Risk. Because the portion of the Small/Mid Cap Growth Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell 2500 Growth Index, the Fund faces a risk of poor performance if the Russell 2500 Growth Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the Russell 2500 Growth Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 2500 Growth Index.

●
Portfolio Turnover Risk.  The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund.  Shareholders may pay tax on such capital gains.

●	Real Estate Investment Trusts (REITs) Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●
Redemption Risk.  The Small/Mid Cap Growth Fund may experience losses when selling securities to meet redemption requests.  This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Smaller Company Risk.  Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks as these companies may have less operating history, narrower product or customer markets and fewer managerial and financial resources than more established companies.  Smaller capitalization stocks may be more volatile and have less liquidity.

Table of Contents - Prospectus

Performance

Because the Small/Mid Cap Growth Fund commenced operations on the date of this Prospectus, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not provided at this time.  Performance information will be available after the Small/Mid Cap Growth Fund has been in operation for one calendar year.  At that time, the performance information will provide some indication of the risks of investing in the Small/Mid Cap Growth Fund by comparing it against a broad measure of market performance. See the Fund’s website – www.bridgebuildermutualfunds.com – for updated performance information.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Small/Mid Cap Growth Fund.

Sub-advisers and Portfolio Managers

The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Eagle
Portfolio Manager(s)	Position with Eagle	Length of Service to the Fund
Charles Schwartz	Portfolio Manager	Since inception
Betsy Pecor	Portfolio Manager	Since inception
Matt McGeary	Portfolio Manager	Since inception

ClearBridge
Portfolio Manager(s)	Position with ClearBridge	Length of Service to the Fund
Brian Angerame	Managing Director, Portfolio Manager	Since inception
Derek Deutsch, CFA	Managing Director, Portfolio Manager	Since inception
Aram Green	Managing Director, Portfolio Manager	Since inception
Jeffrey Russell, CFA	Managing Director, Portfolio Manager	Since inception

Champlain
Portfolio Manager(s)	Position with Champlain	Length of Service to the Fund
Scott Brayman	Chief Investment Officer/ Managing Partner	Since inception

Table of Contents - Prospectus

BlackRock
Portfolio Manager(s)	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since inception
Chris Bliss	Managing Director, Portfolio Manager	Since inception
Greg Savage	Managing Director, Portfolio Manager	Since inception

For important information about the purchase and sale of Fund shares and tax information, please turn to “Summary Information about Purchasing and Selling Shares and Taxes” on page 29 of this prospectus.

Table of Contents - Prospectus

SUMMARY SECTION

Bridge Builder Small/Mid Cap Value Fund

Investment Objective

The investment objective of Bridge Builder Small/Mid Cap Value Fund (the “Small/Mid Cap Value Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Small/Mid Cap Value Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.09%
Total Annual Fund Operating Expenses	0.73%
Less Waivers (1)	( 0.17%)
Net Annual Fund Operating Expenses	0.56%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least April 27, 2016, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Small/Mid Cap Value Fund’s Sub-advisers.  This contractual agreement may only be changed or eliminated with the approval of the Board of Trustees.  Such waivers are not subject to reimbursement by the Small/Mid Cap Value Fund.

(2)	Other expenses are based on estimated amounts for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Small/Mid Cap Value Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Small/Mid Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Small/Mid Cap Value Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until April 27, 2016).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$57	$ 216

Portfolio Turnover

The Small/Mid Cap Value Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small/Mid Cap Value Fund’s performance.  As the Small/Mid Cap Value Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

Table of Contents - Prospectus

Principal Investment Strategies

The Small/Mid Cap Value Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of securities of small- and mid-capitalization companies. The Small/Mid Cap Value Fund defines small and mid-capitalization companies as companies whose market capitalizations typically fall within the range of the Russell MidCap Index and the Russell 2000 Index (as of February 1, 2015, companies with capitalizations less than approximately $26 billion).  While the Small/Mid Cap Value Fund primarily invests in equity securities of small and mid-capitalization companies, it may also invest in securities of large capitalization companies.  The Small/Mid Cap Value Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities.  The Small/Mid Cap Value Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  The Small/Mid Cap Value Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective.  The Small/Mid Cap Value Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Small/Mid Cap Value Fund follows an investing style that favors value investments.

The Small/Mid Cap Value Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”).  Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Small/Mid Cap Value Fund’s assets.

Portfolio securities may be sold at any time.  Sales may occur when a Sub-adviser determines to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, when a Sub-adviser perceives deterioration in the credit fundamentals of the issuer, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the duration or asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-Advisers: Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”); Boston Partners (“Boston Partners”); Silvercrest Asset Management Group LLC (“Silvercrest”); Advisory Research, Inc. (“Advisory Research”); and BlackRock Investment Management, LLC (“BlackRock”).  The Adviser may adjust allocations to the Sub-advisers or make recommendations to the Board of Trustees with respect to the hiring, termination, or replacement of the Sub-advisers at any time. Below is a summary of each Sub-adviser’s principal investment strategies.

Vaughan Nelson’s Principal Investment Strategies

Vaughan Nelson primarily invests in medium-capitalization companies with a focus on those companies meeting Vaughan Nelson’s return expectations. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

● Companies earning a positive return on capital with stable-to-improving returns;
● Companies valued at a discount to their asset value; and
● Companies with an attractive and sustainable dividend level.

Table of Contents - Prospectus

Boston Partners’ Principal Investment Strategies

Boston Partners primarily invests in medium-capitalization companies. Boston Partners uses bottom-up fundamental analysis to make investment decisions.  Boston Partners’ strategy is designed to identify companies with attractive valuation, sound business fundamentals, and improving business momentum. The Boston Partners strategy seeks to add value through bottom-up stock selection.

Silvercrest’s Principal Investment Strategies

Silvercrest primarily invests in small-capitalization companies. These companies typically possess, in the opinion of the portfolio manager, one or more of the following attributes:

●	Business that results in relatively consistent longer-term earning and cash flow growth;
●	Franchise/asset value that may make the company attractive to potential acquirers;
●	Cyclically depressed earnings and/or cash flow that has potential for improvement; or
●	A catalyst that will promote recognition of the company’s undervalued status.

Advisory Research’s Principal Investment Strategies

Advisory Research primarily invests in equity securities of small cap companies. Advisory Research uses a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The strategy invests in stocks that Advisory Research believes are profitable, undervalued on a price to book basis, and exhibit low levels of leverage. Advisory Research invests primarily in equity securities of U.S. issuers, which may include companies that are located outside the U.S. but issue equity securities that are publicly traded on a U.S. exchange.

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities as represented by the Russell 3000® Index, excluding therefrom the equity securities of the 500 largest capitalized companies. The criterion for the selection of investments is the Russell 2500® Value Index.

Principal Risks

Since the Small/Mid Cap Value Fund will hold securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value.  Therefore, the value of your investment in the Small/Mid Cap Value Fund could go down as well as up.  You may lose money by investing in the Small/Mid Cap Value Fund.  The principal risks affecting the Small/Mid Cap Value Fund that can cause a decline in value are:

●
Active Management Risk.  A significant portion of the Small/Mid Cap Value Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) Risk.  ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent.  They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

Table of Contents - Prospectus

●
Currency Risk. As a result of the Small/Mid Cap Value Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Small/Mid Cap Value Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Small/Mid Cap Value Fund would be adversely affected.

●
Derivatives Risk. An investment in derivatives (such as futures) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Futures may create investment leverage so that when a futures contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the futures contract may not provide the anticipated protection, causing the Fund to lose money on both the futures contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures are also subject to correlation risk, which is the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of futures is also subject to market risk and liquidity risk, each of which is described below.

●
Equity Risk.  The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions and/or economic conditions.

●
Foreign Securities (including Emerging Markets) Risk.  The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

●
Investment Company and Exchange-Traded Fund Risk.  An investment company, including an exchange-traded fund (“ETF”), in which the Small/Mid Cap Value Fund invests may not achieve its investment objective or execute its investment strategies effectively or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.  The Small/Mid Cap Value Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk.  There is no assurance the Small/Mid Cap Value Fund’s investment objective will be achieved.  Investment decisions may not produce the expected results.  The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

●
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Table of Contents - Prospectus

●
Liquidity Risk.  Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Small/Mid Cap Value Fund from selling securities or closing derivative positions at desirable times or prices.

●
Market Risk.  The overall market may perform poorly or the returns from the securities in which the Small/Mid Cap Value Fund invests may underperform returns from the general securities markets or other types of investments.

●
Multi-Manager and Multi-Style Management Risk.  To a significant extent, the Small/Mid Cap Value Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund.  Because portions of the Small/Mid Cap Value Fund’s assets are managed by different Sub-advisers using different styles, the Fund could experience overlapping or conflicting securities transactions.  Certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.

●	New Fund Risk. The Small/Mid Cap Value Fund is new and has no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size.

●
Passive Management Risk. Because the portion of the Small/Mid Cap Value Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell 2500 Value Index, the Fund faces a risk of poor performance if the Russell 2500 Value Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the Russell 2500 Value Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 2500 Value Index.

●
Portfolio Turnover Risk.  The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund.  Shareholders may pay tax on such capital gains.

●	Real Estate Investment Trusts (REITs) Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●
Redemption Risk.  The Small/Mid Cap Value Fund may experience losses when selling securities to meet redemption requests.  This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Smaller Company Risk.  Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks as these companies may have less operating history, narrower product or customer markets and fewer managerial and financial resources than more established companies.  Smaller capitalization stocks may be more volatile and have less liquidity.

Table of Contents - Prospectus

●
Value Style Risk.  The Small/Mid Cap Value Fund is managed primarily in a value investment style.  Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles.

Performance

Because the Small/Mid Cap Value Fund commenced operations on the date of this Prospectus, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not provided at this time.  Performance information will be available after the Small/Mid Cap Value Fund has been in operation for one calendar year.  At that time, the performance information will provide some indication of the risks of investing in the Small/Mid Cap Value Fund by comparing it against a broad measure of market performance. See the Fund’s website – www.bridgebuildermutualfunds.com – for updated performance information.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Small/Mid Cap Value Fund.

Sub-advisers and Portfolio Managers

The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Vaughan Nelson

Portfolio Manager(s)	Position with Vaughan Nelson	Length of Service to the Fund
Dennis G. Alff, CFA	Senior Portfolio Manager (Lead)	Since inception
Chad D. Fargason, Ph.D.	Senior Portfolio Manager	Since inception
Chris D. Wallis, CFA	CEO and Senior Portfolio Manager	Since inception
Scott J. Weber, CFA	Senior Portfolio Manager	Since inception

Boston Partners

Portfolio Manager(s)	Position with Boston Partners	Length of Service to the Fund
Steven Pollack, CFA	Portfolio Manager	Since inception

Silvercrest

Portfolio Manager(s)	Position with Silvercrest	Length of Service to the Fund
Roger W. Vogel, CFA	Managing Director and Portfolio Manager	Since inception

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Advisory Research

Portfolio Manager(s)	Position with Advisory Research	Length of Service to the Fund
Matthew Swaim	Portfolio Manager	Since inception
James Langer	Portfolio Manager	Since inception
Bruce Zessar	Portfolio Manager	Since inception

BlackRock

Portfolio Manager(s)	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since inception
Chris Bliss	Managing Director, Portfolio Manager	Since inception
Greg Savage	Managing Director, Portfolio Manager	Since inception

For important information about the purchase and sale of Fund shares and tax information, please turn to “Summary Information about Purchasing and Selling Shares and Taxes” on page 29 of this prospectus.

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SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND TAXES

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Edward Jones Advisory Solutions® (“Advisory Solutions”), an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”).  Therefore, you may purchase Fund shares only from Edward Jones through Advisory Solutions.  There are no initial or subsequent minimum purchase amounts for the Funds.  Orders to sell or “redeem” shares must be placed directly with Edward Jones or your local Edward Jones financial advisor.  You may purchase or redeem shares of the Funds on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Funds intend to make distributions that will be taxed as ordinary income or capital gains.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

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ADDITIONAL INFORMATION REGARDING THE
FUNDS’ INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

Each Fund’s investment objective is to provide capital appreciation.  Each Fund’s investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES OF THE LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below) that seek to track the performance of large capitalization companies. This investment policy may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.

The Large Cap Growth Fund defines large capitalization companies as companies whose market capitalizations typically fall within the range of the Russell 1000 Index (as of February 1, 2015, companies with capitalizations of at least approximately $3.2 billion).  While the Large Cap Growth Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium or small capitalization companies.  The Large Cap Growth Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities.  The Large Cap Growth Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  The Large Cap Growth Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective.  The Large Cap Growth Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Large Cap Growth Fund follows an investing style that favors growth investments.

The Large Cap Growth Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Large Cap Growth Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser or the Adviser judges that market conditions make pursuing the Large Cap Growth Fund’s investment strategies inconsistent with the best interests of shareholders. A Sub-adviser or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Large Cap Growth Fund’s losses or to create liquidity in anticipation of redemption. When the Large Cap Growth Fund takes temporary defensive positions, it may not achieve its investment objective.

The Large Cap Growth Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Large Cap Growth Fund’s assets.

Portfolio securities may be sold at any time.  Sales may occur when a Sub-adviser determines to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of its portion of the Large Cap Growth Fund’s investment portfolio.

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The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-advisers: Lazard Asset Management LLC (“Lazard”); Sustainable Growth Advisers, LP (“SGA”); Jennison Associates LLC (“Jennison”); William Blair & Company, L.L.C. (“William Blair”); and BlackRock Investment Management, LLC (“BlackRock”).  Below is a summary of each Sub-adviser’s principal investment strategies.  Allocations to the Sub-advisers may be adjusted at any time.

Lazard’s Principal Investment Strategies

Lazard invests primarily in equity securities, principally common stocks, of U.S. companies that the Lazard believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. Although Lazard generally focuses on large cap companies, the market capitalizations of issuers in which Lazard invests may vary with market conditions and Lazard also may invest in mid cap and small cap companies.

SGA’s Principal Investment Strategies

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA seeks to identify large capitalization companies that exhibit characteristics such as pricing power, repeat revenue streams and global reach that, in SGA’s judgment, have the potential for long-term earnings growth within the context of low business risk. SGA employs an intensive internal research and a bottom-up stock selection approach. SGA selects investments that it believes have superior long-term earnings prospects and attractive valuation. SGA seeks to sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

Jennison’s Principal Investment Strategies

Jennison seeks investments whose price will increase over the long term. It invests in equity and equity-related securities of companies that it believes have strong capital appreciation potential. In deciding which equities to buy, Jennison uses what is known as a growth investment style. It follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Jennison’s confidence in potential issuer earnings is an important part of the selection process.

William Blair’s Principal Investment Strategies

William Blair invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of domestic growth companies of all sizes that are expected to exhibit quality growth characteristics. William Blair invests primarily in equity securities issued by companies that typically have market capitalizations no smaller than the smallest capitalized company, and no larger than the largest capitalized company, included in the Russell 3000® Index at the time of the William Blair’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held by William Blair. To a limited extent, William Blair may also purchase stocks of companies with business characteristics and growth prospects of companies in the Russell 3000® Index, but that may have a market capitalization outside the range of companies included in the index.

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BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. Of those 1,000 companies, the Growth Index represents those with a greater-than-median orientation towards growth. Companies in this index generally have higher forecasted growth values than more value-oriented securities. The criterion for the selection of investments is the Russell 1000® Growth Index. When deemed appropriate by BlackRock, BlackRock may invest a portion of the assets allocated to it by the Adviser in futures contracts for the purpose of acting as a temporary substitute for investment in equity securities included in the Russell 1000® Growth Index.  Derivatives may be used as a means to invest small liquidity balances and accruals.

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PRINCIPAL INVESTMENT STRATEGIES OF THE LARGE CAP VALUE FUND

The Large Cap Value Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of large capitalization companies. This investment policy may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.

 The Large Cap Value Fund defines large capitalization companies as companies whose market capitalizations typically fall within the range of the Russell 1000 Index (as of February 1, 2015, companies with capitalizations of at least approximately $3.2 billion).  While the Large Cap Value Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium and small capitalization companies.  The Large Cap Value Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities.  The Large Cap Value Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  The Large Cap Value Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective.  The Large Cap Value Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Large Cap Value Fund follows an investing style that favors value investments.

The Large Cap Value Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Large Cap Value Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser or the Adviser judges that market conditions make pursuing the Large Cap Value Fund’s investment strategies inconsistent with the best interests of shareholders. A Sub-adviser or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Large Cap Value Fund’s losses or to create liquidity in anticipation of redemptions. When the Large Cap Value Fund takes temporary defensive positions, it may not achieve its investment objective.

The Large Cap Value Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that will be retained by the Adviser (each a “Sub-adviser”).  Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Large Cap Value Fund’s assets.

Portfolio securities may be sold at any time.  Sales may occur when a Sub-adviser determines to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-advisers: Artisan Partners Limited Partnership (“Artisan”); Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”); Wellington Management Company LLP (“Wellington Management”); and BlackRock Investment Management, LLC (“BlackRock”).  Below is a summary of each Sub-adviser’s principal investment strategies.  Allocations to the Sub-advisers may be adjusted at any time.

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Artisan’s Principal Investment Strategies

Artisan employs a fundamental investment process to construct a diversified portfolio of equity securities across a broad capitalization range. Artisan seeks to invest in companies that are undervalued, in solid financial condition and have attractive business economics. Artisan believes that companies with these characteristics are less likely to experience eroding values over the long term.

Artisan values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that Artisan believes would be reasonable. Artisan generally will purchase a security if the stock price falls below or toward the lower end of that range.

Artisan prefers companies with an acceptable level of debt and positive cash flow. At a minimum, Artisan tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

Artisan favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

Barrow Hanley’s Principal Investment Strategies

Barrow Hanley’s approach to the equity market is based on the underlying philosophy that markets are inefficient.  Barrow Hanley believes these inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis. Barrow Hanley seeks to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks.  Barrow Hanley implements this strategy by seeking to construct portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (as measured by the S&P 500).

Wellington Management’s Principal Investment Strategies

Wellington Management seeks to provide total returns in excess of the broader market over the long term by identifying companies that Wellington Management expects to consistently return cash to shareholders in the form of a growing dividend. Wellington Management invests primarily in equity securities. Although Wellington Management may invest in the securities of companies with any market capitalization, Wellington Management normally invests a significant portion of its assets in the equity securities of large-capitalization companies. Wellington Management may invest in REITs and foreign securities, including ADRs.

Wellington Management uses substantial proprietary, fundamental research resources to identify companies with superior prospects for dividend growth and capital appreciation that sell at reasonable valuation levels. Wellington Management believes that above average growth in dividends is an effective and often overlooked indicator of higher quality, shareholder-oriented companies that have the ability to produce consistent, above-average returns over the long term.

Wellington Management’s investment philosophy rests on the belief that the best investments over long periods of time are in companies that balance value creation and value distribution. Wellington Management seeks companies that are good stewards of capital with a long history of growing and paying dividends and a proven ability to innovate over many market cycles. Wellington Management looks for companies with good profitability, strong cash flow generation, and moderate payout ratios.

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BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. Of those 1,000 companies, the Russell 1000® Value Index represents those with a less-than-median orientation towards growth. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than more growth-oriented securities. The criterion for the selection of investments is the Russell 1000® Value Index.  When deemed appropriate by BlackRock, BlackRock may invest a portion of the assets of the portion of the portfolio allocated to it in futures contracts for the purpose of acting as a temporary substitute for investment in equity securities included in the Russell 1000® Value Index.  Derivatives may be used as a means to invest small liquidity balances and accruals.

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PRINCIPAL INVESTMENT STRATEGIES OF THE SMALL/MID CAP GROWTH FUND

The Small/Mid Cap Growth Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of small and mid-capitalization companies.  The investment policy may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.

The Small/Mid Cap Growth Fund defines small and mid-capitalization companies as companies whose market capitalizations typically fall within the range of the Russell MidCap Index and the Russell 2000 Index (as of February 1, 2015, companies with capitalizations less than approximately $26 billion).  While the Small/Mid Cap Growth Fund primarily invests in equity securities of small and mid-capitalization companies, it may also invest in securities of large capitalization companies.  The Small/Mid Cap Growth Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities.  The Small/Mid Cap Growth Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  The Small/Mid Cap Growth Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective.  The Small/Mid Cap Growth Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Small/Mid Cap Growth Fund follows an investing style that favors growth investments.

The Small/Mid Cap Growth Fund may take temporary defensive positions that are inconsistent with iuts principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Small/Mid Cap Growth Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser or the Adviser judges that market conditions make pursuing the Small/Mid Cap Growth Fund’s investment strategies inconsistent with the best interests of shareholders. A Sub-adviser or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Small/Mid Cap Growth Fund’s losses or to create liquidity in anticipation of redemption. When the Small/Mid Cap Growth Fund takes temporary defensive positions, it may not achieve its investment objective.

The Small/Mid Cap Growth Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that will be retained by the Adviser (each a “Sub-adviser”).  Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Small/Mid Cap Growth Fund’s assets.

Portfolio securities may be sold at any time.  Sales may occur when a Sub-adviser determines to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-advisers:  Eagle Asset Management, Inc. (“Eagle”); Champlain Investment Partners, LLC (“Champlain”); ClearBridge Investments, LLC (“ClearBridge”); and BlackRock Investment Management (“BlackRock”).  Below is a summary of each Sub-adviser’s principal investment strategies.  Allocations to the Sub-advisers may be adjusted at any time.

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Eagle’s Principal Investment Strategies

During normal market conditions, Eagle primarily invests in the equity securities of small-capitalization companies. When making their investment decisions, the portfolio managers generally focus on investing in the securities of small-capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value.

When making their investment decisions, the portfolio managers generally focus on investing in the securities of small-capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value. The portfolio managers use a three-pronged investment philosophy when evaluating potential additions to the portfolio – quality, valuation, and balance. The portfolio managers seek quality by investing in companies with superior cash-flow generation, management teams with a successful record of business strategy execution, sustainable growth, and a defensive business model. They seek attractive valuation using market fluctuations as opportunistic entry points. Finally, the portfolio managers attempt to balance the portfolio through sector-weight policies that provide diversification across major economic sectors.

ClearBridge’s Principal Investment Strategies

ClearBridge’s portfolio managers principally invest in the equity securities of medium capitalization companies or other investments with similar economic characteristics. The portfolio managers normally invest in stocks selected for their long-term growth potential.

ClearBridge’s portfolio managers seek to identify companies with superior prospects for capital appreciation through fundamental analysis. The portfolio managers conduct bottom-up, fundamental research to invest in a focused portfolio that includes those stocks in which the portfolio managers have the greatest conviction. In selecting individual companies for investment, the portfolio managers look for attractive valuations, favorable growth and attractive risk/reward profiles, and strong free cash flow and balance sheets.

Portfolio managers will consider selling stock when, among other things, the portfolio managers determine that the fundamentals of the stock are deteriorating; the risks of the stock seem to outweigh its potential for appreciation; the size of the position reaches a certain percentage of the portion of the portfolio allocated to ClearBridge; the portfolio managers have identified an investment that they consider more attractive; or the market capitalization of a company ascends towards the capitalization of a large capitalization security.

Champlain’s Principal Investment Strategies

Champlain seeks capital appreciation by investing mainly in common stocks of medium-sized companies that it believes have strong long-term fundamentals, superior capital appreciation potential and attractive valuations.  Through the consistent execution of a fundamental bottom-up investment process, which includes an effort to understand a company’s intrinsic or fair value, Champlain expects to identify a diversified universe of medium-sized companies that trade at a discount to their estimated or intrinsic fair values.

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BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities as represented by the Russell 3000® Index, excluding therefrom the equity securities of the 500 largest capitalized companies. Of those 2,500 companies, the Russell 2500® Growth Index represents those with a greater-than-median orientation towards growth. Companies in this index generally have higher forecasted growth values than more value-oriented securities. The criterion for the selection of investments is the Russell 2500® Growth Index. When deemed appropriate by BlackRock, BlackRock may invest a portion of assets in the Fund allocated to BlackRock in futures contracts for the purpose of acting as a temporary substitute for investment in equity securities included in the Russell 2500® Growth Index.  Derivatives may be used as a means to invest small liquidity balances and accruals.

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PRINCIPAL INVESTMENT STRATEGIES OF THE SMALL/MID CAP VALUE FUND

The Small/Mid Cap Value Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of small and mid-capitalization companies.  The investment policy may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.

The Small/Mid Cap Value Fund defines small and mid-capitalization companies as companies whose market capitalizations typically fall within the range of the Russell MidCap Index and the Russell 2000 Index (as of February 1, 2015, companies with capitalizations less than approximately $26 billion).  The Small/Mid Cap Value Fund primarily invests in equity securities of small and mid-capitalization companies, but may also invest in securities of large capitalization companies.  The Small/Mid Cap Value Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities.  The Small/Mid Cap Value Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  The Small/Mid Cap Value Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective.  The Small/Mid Cap Value Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Small Cap Value Fund follows an investing style that favors value investments.

The Small/Mid Cap Value Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Small/Mid Cap Value Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser or the Adviser judges that market conditions make pursuing the Small/Mid Cap Value Fund’s investment strategies inconsistent with the best interests of shareholders. A Sub-adviser or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Small/Mid Cap Value Fund’s losses or to create liquidity in anticipation of redemption. When the Small/Mid Cap Value Fund takes temporary defensive positions, it may not achieve its investment objective.

The Small/Mid Cap Value Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that will be retained by the Adviser (each a “Sub-adviser”).  Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Small/Mid Cap Value Fund’s assets.

Portfolio securities may be sold at any time.  Sales may occur when a Sub-adviser determines to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, when a Sub-adviser perceives deterioration in the credit fundamentals of the issuer, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the duration or asset allocation of the Fund’s investment portfolio.

The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-Advisers:  Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”); Boston Partners (“Boston Partners”); Silvercrest Asset Management Group LLC (“Silvercrest”); Advisory Research, Inc. (“Advisory Research”); and BlackRock Investment Management, LLC (“BlackRock”).  Below is a summary of each Sub-adviser’s principal investment strategies.  Allocations to the Sub-advisers may be adjusted at any time.

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Vaughan Nelson’s Principal Investment Strategies

Vaughan Nelson primarily invests in medium-capitalization companies with a focus on those companies meeting Vaughan Nelson’s return expectations. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Small/Mid Cap Value Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

● Companies earning a positive return on capital with stable-to-improving returns;
● Companies valued at a discount to their asset value; and
● Companies with an attractive and sustainable dividend level.

Vaughan Nelson employs a value-driven investment philosophy that selects stocks selling at a relatively low value based on business fundamentals, economic margin analysis and discounted cash flow models.  Vaughan Nelson selects companies that it believes are out of favor or misunderstood. Vaughan Nelson narrows its investment universe by using value-driven screens to create a research universe of companies in its desired market capitalization range. Vaughan Nelson uses fundamental analysis to construct a portfolio that, in their opinion, is made up of quality companies with the potential to provide significant increases in share price over a three year period. Vaughan Nelson will generally sell a security when it reaches Vaughan Nelson’s price target or when the issuer shows a change in financial condition, competitive pressures, poor management decisions, or internal or external forces reducing future expected returns from the investment thesis.

Boston Partners’ Principal Investment Strategies

Boston Partners primarily invests in medium-capitalization companies. The strategy of Boston Partners is grounded in bottom-up fundamental analysis.  Boston Partners seeks to identify companies with attractive valuation, sound business fundamentals, and improving business momentum. Boston Partners’ strategy seeks to add value through bottom-up stock selection. Boston Partners’ investment philosophy is that (1) low valuation stocks outperform high valuation stocks; (2) companies with strong fundamentals, e.g. high and sustainable returns on invested capital, outperform companies with weak fundamentals; and (3) stocks with positive business momentum, e.g. rising earnings estimates, outperform stocks with negative business momentum.

Boston Partners seeks to construct a well-diversified portfolio that consistently possess these three characteristics; Boston Partners aims to limit downside risk, preserve capital, and maximize the power of compounding

Silvercrest’s Principal Investment Strategies

Silvercrest primarily invests in small-capitalization companies. Silvercrest seeks to invest in companies that it believes to be undervalued at the time of purchase. These companies typically possess, in the opinion of the portfolio manager, one or more of the following attributes:

●	Business that results in relatively consistent longer-term earning and cash flow growth;
●	Franchise/asset value that may make the company attractive to potential acquirers;
●	Cyclically depressed earnings and/or cash flow that has potential for improvement; or

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●	A catalyst that will promote recognition of the company’s undervalued status.

Advisory Research’s Principal Investment Strategies

Advisory Research primarily invests in equity securities of small cap companies. Advisory Research uses a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The strategy invests in stocks that the advisor believes are profitable, undervalued on a price to book basis, and exhibit low levels of leverage. Advisory Research invests primarily in equity securities of U.S. issuers, which may include companies that are located outside the U.S. but issue equity securities that are publicly traded on a U.S. exchange. From time to time, Advisory Research’s allocated portion of the Fund may have a significant portion of its assets in one or more market sectors such as the finance sector.

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities as represented by the Russell 3000® Index, excluding therefrom the equity securities of the 500 largest capitalized companies. Of those 2,500 companies, the Russell 2500® Value Index represents those with a less-than-median orientation towards growth. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than more growth-oriented securities. The criterion for the selection of investments is the Russell 2500® Value Index. When deemed appropriate by BlackRock, BlackRock may invest a portion of the assets in the Fund allocated to it in futures contracts for the purpose of acting as a temporary substitute for investment in equity securities included in the Russell 2500® Value Index.  Derivatives may be used as a means to invest small liquidity balances and accruals.

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PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks of investing in the Funds that may adversely affect each Fund’s net asset value (“NAV”) or total return have previously been summarized in the “Summary Section.”  These risks are discussed in more detail below.

Active Management Risk (All Funds).  Significant portions of each Fund are actively managed and their performance therefore will reflect in part the ability of the Sub-advisers to select securities and to make investment decisions that are suited to achieving each Fund’s investment objective.  Due to their active management, the Funds could underperform other mutual funds with similar investment objectives.

American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) Risk (All Funds). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs are similar to ADRs but represent shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets and GDRs, many of which represent shares issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Currency Risk (All Funds). As a result of each Fund’s investments in securities or other investments denominated in, and/or receiving revenues in foreign currencies, each Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk (All Funds).  Each Fund may use derivatives in connection with its investment strategies.  The principal derivatives used by the Funds are futures.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Derivatives are subject to the risk that changes in the value of a derivative may not correlate with the underlying asset, rate or index.  The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.  Certain derivatives also expose the Funds to counterparty risk, which is the risk that the other to a derivative contract will not fulfill its contractual obligations.  Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.  With regard to such derivatives, a Fund does not have a claim on the reference assets and is subject to increased counterparty risk.  In addition, a Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.  Certain of each Fund’s transactions in futures and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely affect the Fund’s after-tax returns.  Investing in derivatives may result in a form of leverage and subject the Funds to leverage risk, which is described below.  The risks of the Fund’s use of futures are discussed in further detail below.

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Equity Risk (All Funds).  Since each Fund purchases equity securities, each Fund is subject to equity risk.  This is the risk that stock prices will fall over short or extended periods of time.  Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles.  Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Foreign Securities (including Emerging Markets) Risk (All Funds).  The securities of foreign issuers, including ADRs and GDRs, may be less liquid and more volatile than securities of comparable U.S. issuers.  The costs associated with securities transactions are often higher in foreign countries than the United States.  Additionally, investments in securities of foreign issuers, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.  Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Foreign governments and foreign economies, particularly in emerging markets, may be less stable than the U.S. Government and the U.S. economy.

Futures Contracts Risk (All Funds).  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required).  The risks of futures include: (i) leverage risk, which is described below; (ii) correlation or tracking risk; (iii) liquidity risk, which is described below; and (iv) market risk, which is described below.  Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.  Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified.  Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Growth Style Risk (Large Cap Growth Fund and Small/Mid Cap Growth Fund).  The Funds follow an investing style that favors growth investments.  A Fund may invest in equity securities of companies that it believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

Investment Company and Exchange-Traded Fund Risk (All Funds).  Investments in open-end and closed-end investment companies, including any ETFs, involve substantially the same risks as investing directly in the instruments held by these entities.  However, the total return from such investments will be reduced by the operating expenses and fees of the Investment Company or ETF. The Funds must also pay their pro rata portion of an investment company’s fees and expenses.  An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect each Fund’s performance.  Shares of a closed-end investment company or ETF may expose the Funds to risks associated with leverage and may trade at a premium or discount to the NAV of the closed-end funds or the ETF’s portfolio securities depending on a variety of factors, including market supply and demand.

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Investment Strategy Risk (All Funds).  Each Fund’s portfolio is constricted by combining the investment styles and strategies of multiple Sub-advisers; there is no assurance each Fund’s investment objective will be achieved.  Investment decisions may not produce the expected results.  The value of the Funds may decline, and due to their active management, the Funds may underperform other funds with similar objectives and strategies.

Issuer-Specific Risk (All Funds). Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s value.

Larger Company Risk (All Funds). The Funds may invest in securities of large capitalization companies. While large cap companies have certain competitive advantages, they may be unable to respond quickly to new competitive challenges such as changes in technology or consumer preferences. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leverage Risk (All Funds).  Certain Fund transactions, such as its use of futures, may give rise to a form of leverage.  The Funds may be more volatile than if the Funds had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities.  A Fund cannot assure that the use of leverage will result in a higher return on investment, and using leverage could result in a net loss.  In addition, use of leverage by a Fund may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Increases and decreases in the value of a Fund’s portfolio may be magnified when the Fund uses leverage.  Registered investment companies such as the Funds are required to earmark assets to provide asset coverage for certain derivative transactions.

Liquidity Risk (All Funds).  In certain circumstances, low trading volume, lack of a market maker, or contractual or legal restrictions may limit or prevent a Fund from selling investments securities.  During times of significant market or economic turmoil, usually liquid markets for certain of a Fund’s investments may experience extreme reductions in demand, which may result in values of a Fund’s portfolio securities declining significantly over short or extended periods of time.  Under certain adverse market or economic conditions, a Fund’s investments previously determined to be liquid may be deemed to be illiquid, and, because of regulatory limitations on investments in illiquid securities, a Fund may not be able to make or gain the desired level of exposure to certain investments that it otherwise would.

Market Risk (All Funds).  Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest.  Returns from the securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes.  Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.  Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities.  The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security.  Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

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Multi-Manager and Multi-Style Management Risk (All Funds). Fund performance is dependent upon the success of the Adviser and the Sub-advisers in implementing the Fund’s investment strategies in pursuit of its objective.  To a significant extent, each Fund’s performance will depend on the success of the Adviser’s methodology in allocating each Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Funds.  There can be no assurance that the Adviser or Sub-advisers will be successful in this regard.

In addition, because portions of each Fund’s assets are managed by different Sub-advisers using different styles/strategies, the Funds could experience overlapping security transactions.  Certain Sub-advisers may be purchasing securities at the same time that other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.  The Adviser’s and the Sub-advisers’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Funds invest may prove to be incorrect, and there is no guarantee that the Adviser’s or a Sub-adviser’s judgment will produce the desired results.  In addition, the Funds may allocate their assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case a Fund’s value may be adversely affected.

New Fund Risk (All Funds).  The Funds are new and have no operating history, and there can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Funds.  The Board can initiate liquidation without shareholder approval if it determines it is in the best interest of shareholders.  As a result, the timing of any liquidation may not be favorable to certain individual shareholders.

Passive Management Risk (All Funds). Because the portions of each Fund allocated to BlackRock is managed so that its total return closely corresponds with the total return of an index, each Fund faces a risk of poor performance if the index being tracked declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the index.

Portfolio Turnover Risk (All Funds).  The Funds may buy and sell investments frequently.  A higher portfolio turnover may enhance returns by capturing and holding portfolio gains.  However, it also may result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional dividends and capital gains for tax purposes.  These factors may negatively affect the Funds’ performance.

Real Estate Investment Trusts (REITS) Risk (All Funds).  REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through the Funds, shareholders will not only bear the proportionate share of the expenses of the Funds, but will also indirectly bear similar expenses of underlying REITs.  The Funds may be subject to certain risks associated with the direct investments of the REITs, such as including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.  REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unit holders and may be subject to defaults by borrowers and to self-liquidations.  In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 or its failure to maintain exemption from registration under the 1940 Act.

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Redemption Risk (All Funds).  The Funds may experience losses when selling securities to meet redemption requests.  This risk is greater for larger redemption requests or redemption requests during adverse market conditions.  Because the Funds currently are available only to participants in a single asset allocation program, a reduction in the allocation of program assets to the Funds could result in one or more large redemption requests.  Moreover, as a result of the requirement that a Fund satisfy redemption requests even during times of significant market or economic turmoil, a Fund may be forced to sell portfolio securities during periods of reduced liquidity when prices are rapidly declining.  This may require a Fund to realize investment losses at times that a Sub-adviser believes that it would have been advisable to hold a particular investment until a more orderly sale could occur or the market recovers.

Smaller Company Risk (All Funds). The Funds may invest in securities of small and medium capitalization companies. While these investments may provide potential for appreciation, these securities can present higher risks than do investments in securities of larger companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Additionally, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Value Style Risk (Large Cap Value Fund and Small/Mid Cap Value Fund). The Funds follow an investing style that favors value investments.  The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Funds may invest in securities of undervalued companies.  Even though the Funds invest in companies whose securities are believed to be undervalued relative to their underlying profitability, there can be no assurance that the shares of the companies selected for the Funds will appreciate in value.  In addition, many of the stocks in this portfolio are more volatile than the general market.

PORTFOLIO HOLDINGS INFORMATION

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUNDS

Investment Adviser

Olive Street Investment Advisers, LLC, 12555 Manchester Road, St. Louis, Missouri 63131 (“Olive Street” or the “Adviser”), serves as investment adviser to the Funds under an investment advisory agreement (the “Advisory Agreement”) with the Bridge Builder Trust (the “Trust”), on behalf of the Funds.  Olive Street is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) and was formed in Missouri in 2012.  As the Adviser, Olive Street has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolio, and subject to review and approval by the Board, sets the Funds’ overall investment strategies.  The Adviser is also responsible for the oversight and evaluation of the Funds’ Sub-advisers and for determining the amount of each Fund’s assets to allocate to each Sub-adviser.  Under the Advisory Agreement, the Adviser is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.44% of the Large Cap Growth Fund’s average daily net assets, 0.44% of the Large Cap Value Fund’s average daily net assets, 0.64% of the Small/Mid Cap Growth Fund’s average daily net assets, and 0.64% of the Small/Mid Cap Value Fund’s average daily net assets.  In addition to the foregoing, the Adviser has contractually agreed to waive its management fees for each Fund to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay such Fund’s Sub-Advisers.

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A discussion regarding the Board’s considerations in connection with the approval the Advisory Agreement for each Fund will be available in the Funds’ first annual or semiannual report to shareholders.

Fund Expenses

In addition to the advisory fees discussed above, the Funds incur other expenses such as custodian, transfer agency, and interest.

Pursuant to an operating expense limitation agreement between the Adviser and each Fund, the Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes and non-routine expenses) to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursement to 0.51% for the Large Cap Growth Fund, 0.51% for the Large Cap Value Fund, 0.73% for the Small/Mid Cap Growth Fund, and 0.73% for the Small/Mid Cap Value Fund (each an “Expense Cap”).  Any payment of expenses made by the Adviser (other than advisory fees) is subject to reimbursement by a Fund if requested by the Adviser. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Fund’s Expense Cap.  The Adviser is permitted to be reimbursed for expense payments (other than advisory fees) it made in the prior three fiscal years. A Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of expenses.

The Sub-advisers

Large Cap Growth Fund

Lazard Asset Management LLC

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, 55th Floor, New York, NY 10112, serves as a sub-adviser to the Fund under a sub-advisory agreement (the “Lazard Sub-Advisory Agreement”) with the Adviser on behalf of the Fund.  Lazard is registered as an investment adviser with the SEC and was founded in 1970.

Sustainable Growth Advisers, LP

Sustainable Growth Advisers, LP (“SGA”), 301 Tresser Blvd., Suite 1310, Stamford, CT 06901, serves as a sub-adviser to the Fund under a sub-advisory agreement (the “SGA Sub-Advisory Agreement”) with the Adviser on behalf of the Fund.  SGA is registered as an investment adviser with the SEC and was founded in July 2003.  As of December 31, 2014, SGA had total assets under management of approximately $5.9 billion, of which approximately $3.7 billion represented assets of mutual funds. SGA is 75.1% majority employee-owned (17 of 20 full-time employees are equity owners of the firm), with the remaining 24.9% interest owned by Estancia Capital Partners, LP, an operationally oriented specialist private equity fund focused on investing in boutique asset management firms.

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Jennison Associates LLC

Jennison Associates LLC (“Jennison”), 466 Lexington Avenue, New York, NY 10017, serves as a sub-adviser to the Fund under a sub-advisory agreement (the “Jennison Sub-Advisory Agreement”) with the Adviser on behalf of the Fund.  Jennison (including its predecessor, Jennison Associates Capital Corp.) is registered as an investment adviser with the SEC and was founded in 1969.

William Blair & Company, L.L.C.

William Blair & Company, L.L.C., 222 W. Adams Street, Chicago, IL 60606, serves as a sub-adviser to the Fund under a sub-advisory agreement (the “William Blair Sub-Advisory Agreement”) with the Adviser on behalf of the Fund.  William Blair is registered as an investment adviser with the SEC and was founded in 1935.

Large Cap Value Fund

Artisan Partners Limited Partnership

Artisan Partners Limited Partnership (“Artisan Partners”), 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, serves as a sub-adviser to the Fund under a sub-advisory agreement (the “Artisan Sub-Advisory Agreement”) with the Adviser on behalf of the Fund.  Artisan Partners is registered as an investment adviser with the SEC and was founded in March 2009 and succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995.

Barrow, Hanley, Mewhinney & Strauss, LLC

Barrow, Hanley, Mewhinney & Strauss, LLC, (“Barrow Hanley”), 2200 Ross Avenue, 31st Floor, Dallas, TX 75201, serves as a sub-adviser to the Fund under a sub-advisory agreement (the “Barrow Hanley Sub-Advisory Agreement”) with the Adviser on behalf of the Fund.  Barrow Hanley is registered as an investment adviser with the SEC and was founded in 1979.

Wellington Management Company LLP

Wellington Management Company LLP (“Wellington Management”), 280 Congress Street, Boston, MA 02210, serves as a sub-adviser to the Fund under a sub-advisory agreement (the “Wellington Management Sub-Advisory Agreement”) with the Adviser on behalf of the Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2014, Wellington Management had investment management authority with respect to approximately $913.7 billion in client assets.

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Small/Mid Cap Growth Fund

Eagle Asset Management, Inc.

Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St. Petersburg, FL 33716, serves as a sub-adviser to the Fund under a sub-advisory agreement (the “Eagle Sub-Advisory Agreement”) with the Adviser on behalf of the Fund.  Eagle is registered as an investment adviser with the SEC and was founded in 1984.

ClearBridge Investments, LLC

ClearBridge Investments, LLC (“ClearBridge”), 620 8th Avenue, New York, NY 10018, serves as a sub-adviser to the Fund under a sub-advisory agreement (the “ClearBridge Sub-Advisory Agreement”) with the Adviser on behalf of the Fund.  ClearBridge is registered as an investment adviser with the SEC and was founded in 2005.

Champlain Investment Partners, LLC

Champlain Investment Partners, LLC (“Champlain”), 180 Battery Street, Suite 400, Burlington, VT 05401, serves as a sub-adviser to the Fund under a sub-advisory agreement (the “Champlain Sub-Advisory Agreement”) with the Adviser on behalf of the Fund.  Champlain is registered as an investment adviser with the SEC and was founded in 2004.

Small/Mid Cap Value Fund

Vaughan Nelson Investment Management, L.P.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as a sub-adviser to the Fund under a sub-advisory agreement (the “Vaughan Nelson Sub-Advisory Agreement”) with the Adviser on behalf of the Fund.  Vaughan Nelson is registered as an investment adviser with the SEC and was founded in 1970. As of September 30, 2014, Vaughan Nelson had $10.8 billion in assets under management.

Boston Partners

Boston Partners (“Boston Partners”), 909 Third Avenue, 32nd Floor, New York, New York 10022, serves as a sub-adviser to the Fund under a sub-advisory agreement (the “Boston Partners Sub-Advisory Agreement”) with the Adviser on behalf of the Fund.  Boston Partners is a division of Robeco Investment Management, Inc., which is a wholly owned subsidiary of Robeco Group N.V., a Dutch global investment management company (“Robeco Group”). Robeco Group is majority owned by ORIX Corporation, a diversified financial services company based in Japan. Boston Partners is registered as an investment adviser with the SEC and was founded in 1995.

Silvercrest Asset Management Group LLC

Silvercrest Asset Management Group LLC, 1330 Avenue of the Americas, 38th Floor, New York, NY 10019, serves as a sub-adviser to the Fund under a sub-advisory agreement (the “Silvercrest Asset Management Group LLC Sub-Advisory Agreement”) with the Adviser on behalf of the Fund.  Silvercrest Asset Management Group LLC is registered as an investment adviser with the SEC and was founded in 2002.

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Advisory Research, Inc.

Advisory Research, Inc. (“Advisory Research”), Two Prudential Plaza, 180 N Stetson Avenue, Suite 5500, Chicago, IL 60601, serves as a sub-adviser to the Fund under a sub-advisory agreement (the “Advisory Research Sub-Advisory Agreement”) with the Adviser on behalf of the Fund.  Advisory Research is a wholly-owned subsidiary of Piper Jaffray Companies. Advisory Research is registered as an investment adviser with the SEC and was founded in 1974.

All Funds

BlackRock Investment Management, LLC

BlackRock Investment Management, LLC (“BlackRock”), 1 University Square Drive, Princeton, New Jersey 08540, serves as a sub-adviser to each Fund under a sub-advisory agreement (the “BlackRock Sub-Advisory Agreement”) with the Adviser on behalf of the Funds. BlackRock is registered as an investment adviser with the SEC and was founded in 1988.

Sub-adviser Evaluation

The Adviser is responsible for hiring, terminating and replacing Sub-advisers, subject to Board approval.  Before hiring a Sub-adviser, Olive Street performs due diligence on the Sub-adviser, including (but not limited to), quantitative and qualitative analysis of the Sub-adviser’s investment process, risk management, and historical performance.  It is Olive Street’s goal to hire Sub-advisers who it believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle.  Generally, Olive Street selects Sub-advisers who it believes will be able to add value through security selection or allocations to securities, markets or strategies.  Olive Street is responsible for the general overall supervision of the Sub-advisers along with allocating a Fund’s assets among the Sub-advisers as well as rebalancing a Fund’s portfolio as necessary from time to time.

More on Multi-Style Management.  The investment methods used by the Sub-advisers in selecting securities and other investments for the Funds vary.  The allocation of a Fund’s portfolio managed by one Sub-adviser will, under normal circumstances, differ from the allocations managed by the other Sub-advisers of the Fund with respect to, among other things, portfolio composition, turnover, issuer capitalization and issuer financial.  Because selections are made independently by each Sub-adviser, it is possible that one or more Sub-advisers could purchase the same security or that several Sub-advisers may simultaneously favor the same industry or sector.

The Adviser is responsible for establishing the target allocation of each Fund’s assets to each Sub-adviser and may adjust the target allocations at its discretion.  Market performance may result in allocation drift among the Sub-advisers of a Fund.  The Adviser is also responsible for periodically reallocating the portfolio among the Sub-advisers, the timing and degree of which will be determined by the Adviser at its discretion.  Each Sub-adviser independently selects the brokers and dealers to execute transactions for the allocation of the Fund being managed by that Sub-adviser.

At times, allocation adjustments among Sub-advisers may be considered tactical with over- or under-allocations to certain Sub-advisers based on the Adviser’s assessment of the risk and return potential of each Sub-adviser’s strategy.  Sub-adviser allocations are also influenced by each Sub-adviser’s historical returns and volatility, which are assessed by examining the performance of strategies managed by the Sub-advisers in other accounts that the Adviser believes to be similar to those that will be used for a Fund.

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In the event a Sub-adviser ceases to manage an allocation of a Fund’s portfolio, the Adviser will select a replacement Sub-adviser or allocate the assets among the remaining Sub-advisers.  The securities that were held in the departing Sub-adviser’s allocation of the Fund’s portfolio may be allocated to and retained by another Sub-adviser of the Fund or will be liquidated, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences.  The Adviser may also add additional Sub-advisers in order to increase a Fund’s diversification or capacity or as otherwise determined by the Adviser to be in the best interests of the Fund.

The Funds and the Adviser have obtained an exemptive order from the SEC that permits the Adviser to act as the manager of managers of the Funds and be responsible for the investment performance of the Funds, since it will allocate the Funds’ assets to the Sub-advisers and recommends hiring or changing Sub-advisers to the Board of Trustees.  The “manager of managers” structure enables the Funds to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.  The structure does not permit investment advisory fees paid by the Funds to be increased or to materially change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Funds, without shareholder approval.  Furthermore, any sub-advisory agreements with affiliates of the Funds or the Adviser will require shareholder approval.

Multi-Manager Exemptive Order.  As referenced above, the Trust and the Adviser have obtained an exemptive order from the SEC, which permits the Adviser, subject to certain conditions, to select new Sub-advisers with the approval of the Board but without obtaining shareholder approval.  The order also permits the Adviser to change the terms of agreements with the Sub-advisers and to continue the employment of a Sub-adviser after an event that would otherwise cause the automatic termination of services.  The order also permits the Funds to disclose Sub-advisers’ fees only in the aggregate in the SAI.  This arrangement has been approved by the Board of Trustees and each Fund’s initial shareholder.  Within 90 days of retaining a new Sub-adviser, shareholders of the affected Fund(s) will receive notification of any such change.

Sub-advisers and Portfolio Managers

The Adviser has entered into a sub-advisory agreement with each Sub-adviser.  The Adviser compensates a Fund’s Sub-advisers out of the investment advisory fees it receives from the Fund.  As stated above, the Adviser has contractually agreed to waive its management fees for each Fund to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Fund’s Sub-advisers.  Each Sub-adviser makes investment decisions for the assets it has been allocated to manage.  The Adviser oversees the Sub-advisers for compliance with the Funds’ investment objectives, policies, strategies and restrictions, and monitors each Sub-adviser’s adherence to its investment style.  The Board of Trustees supervises the Adviser and the Sub-advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination, and replacement of Sub-advisers recommended by the Adviser.

A discussion regarding the basis of the Board’s considerations in connection with the approval of the investment sub-advisory agreements between the Adviser and the respective Sub-advisers for each Fund will be available in the Fund’s first annual or semi-annual report to shareholders.

The following provides additional information about each Sub-adviser and the portfolio managers who are responsible for the day-to-day management of each Sub-adviser’s allocated portion of a Fund.  The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers. and their ownership of securities in the Funds.

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Large Cap Growth Fund

Sub-adviser	Portfolio Managers	Length of Service to the Large Cap Growth Fund	Business Experience During the Past Five Years
Sustainable Growth Advisers, LP	George P. Fraise	Since inception	Founding Principal and Portfolio Manager/Analyst
	Gordon M. Marchand, CFA, CPA, CIC	Since inception	Founding Principal and Portfolio Manager/Analyst
	Robert L. Rohn	Since inception	Founding Principal and Portfolio Manager/Analyst
Jennison Associates LLC	Kathleen A. McCarragher	Since inception	Managing Director and Head of Growth Equity
	Blair A. Boyer	Since inception	Managing Director and Large Cap Growth Equity Portfolio Manager
William Blair & Company , L.L.C.	David C. Fording	Since inception	Partner and Portfolio Manager
	John F. Jostrand	Since inception	Partner and Portfolio Manager
Lazard Asset Management L.L.C.	Andrew Lacey	Since inception	Portfolio Manager/Analyst
	Martin Flood	Since inception	Portfolio Manager/Analyst
	Ronald Temple, CFA	Since inception	Portfolio Manager/Analyst
	Richard Tutino, CFA	Since inception	Portfolio Manager/Analyst
BlackRock Investment Management, LLC ("BlackRock")	Alan Mason	Since inception	Managing Director, Portfolio Manager
	Chris Bliss	Since inception	Managing Director, Portfolio Manager
	Greg Savage	Since inception	Managing Director, Portfolio Manager

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Large Cap Value Fund

Sub-adviser	Portfolio Managers	Length of Service to the Large Cap Value Fund	Business Experience During the Past Five Years
Artisan Partners Limited Partnership	George O. Sertl, Jr., CFA	Since inception	Managing Director and Portfolio Manager
	James C. Kieffer, CFA	Since inception	Managing Director and Portfolio Manager
	Scott C. Satterwhite, CFA	Since inception	Managing Director and Portfolio Manager Mr. Satterwhite has provided notice that he intends to retire in September 2016.
	Daniel L. Kane, CFA	Since inception	Portfolio Manager since September 2013; Associate Portfolio Manager from February 2012 to September 2013; Analyst prior to February 2012
Barrow, Hanley, Mewhinney & Strauss, LLC	Mark Giambrone	Since inception	Portfolio Manager with Barrow Hanley
	Michael Nayfa, CFA	Since inception	Assistant Portfolio Manager with Barrow Hanley since 2014; Equity Analyst (2008-2014)
	Terry Pelzel, CFA	Since inception	Assistant Portfolio Manager with Barrow Hanley since 2014; Equity Analyst (2010-2014); Senior Portfolio Analyst with Highland Capital Management prior to 2010
Wellington Management Company LLP	Donald J. Kilbride	Since inception	Senior Managing Director, Equity Portfolio Manager
BlackRock	Alan Mason	Since inception	Managing Director, Portfolio Manager
	Chris Bliss	Since inception	Managing Director, Portfolio Manager
	Greg Savage	Since inception	Managing Director, Portfolio Manager

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Small/Mid Cap Growth Fund

Sub-adviser	Portfolio Managers	Length of Service to the Small/Mid Cap Growth Fund	Business Experience During the Past Five Years
Eagle Asset Management, Inc.	Charles Schwartz, CFA	Since inception	Portfolio Manager since 2014; Co-Portfolio Manager and Senior Vice President at Sentinel Investments from 2004 to 2012
	Betsy Pecor, CFA	Since inception	Portfolio Manager; Co- Portfolio Manager at Sentinel Investments from 2005 to 2012
	Matt McGeary, CFA	Since inception	Portfolio Manager since 2014; Co-Portfolio Manager at Sentinel Investments from 2011 to 2012; Equity Analyst at Sentinel Investments from 2005 to 2011
ClearBridge Investments, LLC	Brian Angerame	Since inception	Portfolio Manager
	Derek Deutsch, CFA	Since inception	Portfolio Manager
	Aram Green	Since inception	Portfolio Manager
	Jeffrey Russell, CFA	Since inception	Portfolio Manager
Champlain Investment Partners, LLC	Scott Brayman	Since inception	Chief Investment Officer and Managing Partner
BlackRock	Alan Mason	Since inception	Managing Director, Portfolio Manager
	Chris Bliss	Since inception	Managing Director, Portfolio Manager
	Greg Savage	Since inception	Managing Director, Portfolio Manager

Small/Mid Cap Value Fund

Sub-adviser	Portfolio Managers	Length of Service to the Small/Mid Cap Value Fund	Business Experience During the Past Five Years
Vaughan Nelson Investment Management, L.P.	Dennis G. Alff, CFA	Since inception	Senior Portfolio Manager, Vaughan Nelson (since 2006)
	Chad D. Fargason, Ph.D.	Since inception	Senior Portfolio Manager, Vaughan Nelson (since 2013); Director, KKR&Co. (2003-2013)
	Chris D. Wallis, CFA	Since inception	CEO/CIO, Vaughan Nelson (since 1999)
	Scott J. Weber, CFA	Since inception	Senior Portfolio Manager, Vaughan Nelson (since 2003)

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Sub-adviser	Portfolio Managers	Length of Service to the Small/Mid Cap Value Fund	Business Experience During the Past Five Years
Boston Partners	Steven Pollack, CFA	Since inception	Portfolio Manager
Silvercrest Asset Management Group LLC	Roger W. Vogel, CFA	Since inception	Managing Director and Lead Portfolio Manager
Advisory Research, Inc.	Matthew Swaim	Since inception	Portfolio Manager
	James Langer	Since inception	Portfolio Manager
	Bruce Zessar	Since inception	Portfolio Manager
BlackRock	Alan Mason	Since inception	Managing Director, Portfolio Manager
	Chris Bliss	Since inception	Managing Director, Portfolio Manager
	Greg Savage	Since inception	Managing Director, Portfolio Manager

Trademarks

The Bridge Builder Trust and the series thereof are not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed any series of the Bridge Builder Trust nor any associated literature or publications, and Russell makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing, or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

Each Fund sells its shares at NAV.  NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily.  The Fund’s share price is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

In calculating NAV, each Fund generally values its investment portfolio at market price.  When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on the National Association of Securities Dealers Automated Quotations (NASDAQ)) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the mean between last bid and ask price on such day.  The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price.

Fair Value Pricing

If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades but before a Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the Board of Trustees, employ “fair value” pricing of securities.  Fair value determinations are made in good faith in accordance with Board-approved procedures.  Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its sale under current market conditions.  Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures.  While the Funds’ use of fair value pricing is intended to result in calculation of an NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that any fair value price will, in fact, approximate the amount the Funds would actually realize upon the sale of the securities in question.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Funds would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures.  If any significant discrepancies are found, a Fund may adjust its fair valuation procedures.

How to Buy Shares

Orders to purchase shares must be placed directly with Edward D. Jones & Co., L.P. (“Edward Jones”), which is registered with the SEC as a broker-dealer, and investment adviser, or your local Edward Jones financial advisor.  Fund shares are currently available exclusively to investors participating in Edward Jones Advisory Solutions® (“Advisory Solutions”), an investment advisory program or asset-based fee program sponsored by Edward Jones.  Trustees of the Trust may also purchase shares as determined by the Adviser. There are no minimum initial or subsequent investment amount requirements for the Funds.  Edward Jones reserves the right to reject purchase orders or to stop offering Fund shares without notice.  No order will be accepted, unless Edward Jones has received and accepted a signed Advisory Solutions Client Agreement.  Payment for shares must be received by Edward Jones within three business days after the order is placed in good order.  The Funds do not issue share certificates.

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Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

USA PATRIOT Act.  The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, the Adviser, and Edward Jones to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When setting up an Advisory Solutions account, you will be required to supply Edward Jones with your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, Edward Jones may temporarily limit any security purchases, including in the Funds.  In addition, Edward Jones may close an account if it is unable to verify a shareholder’s identity.  As required by law, Edward Jones may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  Corporate, trust and other entity accounts require further documentation.

If Edward Jones does not have a reasonable belief of the identity of an account holder, the account will be rejected or the account holder will not be allowed to perform a transaction in the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address.  Any exceptions are reviewed on a case-by-case basis.

How to Sell Shares

Orders to sell or “redeem” shares must be placed directly with Edward Jones or your local Edward Jones financial advisor.  All redemption requests accepted by Edward Jones before 4:00 p.m. Eastern time on any business day will be executed at that day’s share price. Orders accepted after 4:00 p.m. will be executed at the next day’s price. If the NYSE closes early, a Fund may accelerate transaction deadlines accordingly. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your participation in Advisory Solutions and/or are no longer an eligible shareholder, your shares in the Funds may be subject to compulsory redemption by the Funds.  The Funds have the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to an account holder at Edward Jones for up to seven days, as permitted by law.  Redemption proceeds held in an investor’s brokerage account generally will not earn any income, and Edward Jones may benefit from the use of temporarily uninvested funds.

ACCOUNT AND TRANSACTION POLICIES

Payment of Redemption Proceeds.  Proceeds will generally be sent no later than seven calendar days after the Funds receive your redemption request.  The Funds may suspend your right to redeem your shares if the NYSE restricts trading, the SEC declares an emergency, or for other reasons.  More information about redeeming shares and the circumstances under which redemptions may be suspended is in the SAI.

Your redemption proceeds will be deposited in your Advisory Solutions account unless you instruct otherwise.  The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.  If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.

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The Funds generally pay sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind).  It is unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.  In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Electronic Delivery.  It is each Fund’s policy to deliver documents electronically whenever possible.  You may choose to receive Fund documents electronically rather than hard copy by signing up for e-delivery for your Advisory Solutions account with Edward Jones at www.edwardjones.com/accountaccess.

Unclaimed Property.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Payments to Edward Jones.  Every Advisory Solutions account pays asset-based fees to Edward Jones for investment advisory services which varies based on the amount of money in your account.  Please refer to your updated Edward Jones Advisory Solutions® Brochure for more information about payments to Edward Jones for investment management services related to your Advisory Solutions account.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

Frequent purchases and redemptions of Fund shares may interfere with the efficient management of each Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a Fund’s long-term shareholders.  For example, in order to handle large flows of cash into and out of a Fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective.  Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund’s performance.  In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of a Fund’s portfolio securities.

Because of the potential harm to the Funds and their long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques.  Under these policies and procedures, the Funds may limit additional purchases of Fund shares by shareholders whom the Adviser reasonably believes to be engaged in these excessive trading activities.  The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares.  For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Funds reserve the right to reject any purchase of Fund shares with or without prior notice to the account holder.  In cases where surveillance of a particular account establishes what the Adviser reasonably believes to be actual market timing activity, the Funds will seek to block future purchases and exchanges of Fund shares by that account.  Where surveillance of a particular account indicates activity that the Adviser reasonably believes could be either excessive or for legitimate purposes, the Funds may seek to block future purchases and exchanges of Fund shares by that account or permit the account holder to justify the activity.  Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur.

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The policies apply to any account, whether an individual account or accounts with financial intermediaries, such as investment advisers, introducing brokers and retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account.  The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds.  However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers.

DIVIDENDS AND DISTRIBUTIONS

The Funds will make distributions of dividends and capital gains, if any, at least annually.  The Funds may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

All distributions will be reinvested in shares of the Funds.  Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.

TAX CONSEQUENCES

The Funds have elected and intend to continue to qualify to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.  As regulated investment companies, the Funds will not be subject to federal income tax if they timely distribute their income as required by the tax law and satisfy certain other requirements that are described in the SAI.

The Funds generally intend to operate in a manner such that they will not be liable for Federal income or excise taxes.

You will generally be taxed on a Fund’s distributions, regardless of whether you reinvest them or receive them in cash.  Each Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income.  Each Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares.  Distributions may also be subject to certain state and local taxes.  Some Fund distributions may also include nontaxable returns of capital.  Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

Distributions of capital gain and distributions of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution.  If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.  You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares.  Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange, and otherwise as short-term capital gain.  Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

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The Funds may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Rather, any amounts withheld may be credited against your Federal income tax liability, so long as you provide the required information or certification.  Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, the Funds will mail you, or provide Edward Jones as sponsor of Advisory Solutions, reports containing information about the income tax classification of distributions paid during the year.  Distributions declared in October, November or December to shareholders of record on a specified date in such a month, but paid in January, are taxable as if they were paid in December.

Beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), are subject to a new 3.8% Medicare contribution tax that applies to “net investment income,” including interest, dividends and capital gains received from the Fund.

The Funds (or their administrative agent) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  In addition, the Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.  For each sale of Fund shares the Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average basis. In the absence of an election, a Fund will use the default cost basis method which if applicable, will be provided to you by your financial advisor in a separate communication.  The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.  The requirement to report the gross proceeds from the sale of Fund shares continues to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on their federal income tax returns.

For further information about the tax effects of investing in the Funds, including state and local tax matters, please see the SAI and consult your tax adviser.

FINANCIAL HIGHLIGHTS

Financial highlights are not available at this time because the Funds have not commenced operations prior to the date of this Prospectus.

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PRIVACY NOTICE
BRIDGE BUILDER TRUST

FACTS	What Does the Bridge Builder Trust (“Bridge Builder”) Do with Your Personal Information?
Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share and protect your personal information.  Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	* Social Security number	* Investment experience
	* Account transactions	* Risk tolerance
	* Transaction history	*Account transactions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Bridge Builder chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES BRIDGE BUILDER SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions? Call 855-823-3611 or go to www.bridgebuildermutualfunds.com

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WHO WE ARE
Who is providing this notice?	Bridge Builder Trust

WHAT WE DO
How does Bridge Builder protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Bridge Builder collect my personal information?

We collect your personal information, for example, when you deposit money with us, if you ever were to give us your contact information, open an account with us, provide us account information or make a wire transfer.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

* Sharing for affiliates’ everyday business purposes – information about your creditworthiness
* Affiliates from using your information to market to you
* Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

* Olive Street Investment Advisers, LLC (“Olive Street”), our investment adviser, may be deemed to be affiliated with us.  Olive Street is a wholly owned subsidiary of The Jones Financial Companies, L.L.L.P. (“JFC”), and is affiliated with other subsidiaries of JFC, including Edward D. Jones & Co., L.P., and Edward Jones Trust Company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. * Bridge Builder does not share with non-affiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. * Bridge Builder does not currently engage in joint marketing efforts.

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Bridge Builder Large Cap Growth Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund

Bridge Builder Small/Mid Cap Value Fund

You can find more information about the Funds in the following documents:

Statement of Additional Information (“SAI”):  The SAI provides additional details about the investments and techniques of each Fund and certain other additional information.  A current SAI is on file with the SEC and is herein incorporated into this Prospectus by reference.  It is legally considered a part of this Prospectus.

Annual/Semi-annual Reports:  Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders.  The Funds’ annual report will contain a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the Funds’ first fiscal year.

You can obtain free copies of these documents, request other information and discuss your questions about the Funds by contacting the Funds at:

Bridge Builder Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-823-3611
www.bridgebuildermutualfunds.com

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the SEC, 100 “F” Street N.E., Washington, D.C.  20549-1520. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Shareholder reports and other information about the Funds are also available:

▪	Free of charge from the Funds’ website at www.bridgebuildermutualfunds.com.
▪	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.
▪	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
▪	For a fee, by e-mail request to publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-22811.)

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STATEMENT OF ADDITIONAL INFORMATION
April 27, 2015

Bridge Builder Trust

BRIDGE BUILDER LARGE CAP GROWTH FUND
Ticker Symbol: BBGLX

BRIDGE BUILDER LARGE CAP VALUE FUND
Ticker Symbol: BBVLX

BRIDGE BUILDER SMALL/MID CAP GROWTH FUND
Ticker Symbol: BBGSX

BRIDGE BUILDER SMALL/MID CAP VALUE FUND
Ticker Symbol: BBVSX

12555 Manchester Road
St. Louis, MO 63131
1.855.823.3611
www.bridgebuildermutualfunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus for the Bridge Builder Large Cap Growth Fund (the “Large Cap Growth Fund”), the Bridge Builder Large Cap Value Fund (the “Large Cap Value Fund”), the Bridge Builder Small/Mid Cap Growth Fund (the “ Small/Mid Cap Growth Fund”) and the Bridge Builder Small/Mid Cap Value Fund (the “Small/Mid Cap Value Fund”) (together, the “Funds”), each a series of Bridge Builder Trust (the “Trust”) dated April 27, 2015, advised by Olive Street Investment Advisers, LLC (the “Adviser”).  Copies of the Funds’ Prospectus are available at www.bridgebuildermutualfunds.com or by calling the above number.  The Adviser has retained certain investment managers as Sub-advisers (each a “Sub-adviser,” and, collectively, the “Sub-advisers”), each responsible for portfolio management of a portion of each of the Fund’s total assets.

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THE TRUST

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on December 19, 2012, and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Trust may also issue separate classes of shares of any series.  Currently, the Trust consists of five series, one of which is offered by a different prospectus and SAI.  Each Fund offers one class of shares.  The Board may from time to time issue other series (and multiple classes of such series), the assets and liabilities of which will be separate and distinct from any other series.

The Large Cap Growth Fund, the Large Cap Value Fund, the Small/Mid Cap Growth Fund and the Small/Mid Cap Value Fund have not commenced operations as of the date of this SAI.

The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC.  Copies of the complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at sec.gov.

INVESTMENT STRATEGIES, POLICIES, SECURITIES AND INVESTMENTS, AND RISKS

Pursuant to the names rule of Rule 35d-1 under the 1940 Act (the “Names Rule”), the Large Cap Growth Fund and the Large Cap Value Fund have each adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of their net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies that seek to track the performance of securities of large capitalization companies.  Pursuant to the Names Rule, the Small/Mid Cap Growth Fund and the Small/Mid Cap Value Fund have each adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of their net assets (plus the amount of borrowings for investment purposes) in the securities of small- and mid-capitalization companies and other instruments, such as certain investment companies that seek to track the performance of securities of small and mid-capitalization companies.  Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule.

Each Fund is diversified.  This means that with respect to 75% of its total assets, a Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.  Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security.  However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets.  If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers.  Accordingly, a fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal securities laws.

The investment objectives, policies, strategies, risks and limitations discussed in this SAI may be changed without shareholder approval unless otherwise noted.

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The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors.  A Fund may purchase any of these instruments and/or engage in any of these investment practices unless such investment activity or practice is directly inconsistent with, or not permitted by, a specific Fund investment policy as stated below or in the Fund’s prospectus.  A Fund is free to reduce or eliminate its activity in any of these areas.  A Fund will only purchase an investment and/or engage in any of the below investment practices if such investment or investment practices is determined to be advantageous to the Fund by the Adviser and/or Sub-advisers.

Equity Securities

The Funds will purchase equity securities, including common stock.  All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles, and the value of a Fund’s securities may fluctuate substantially from day-to-day.  Owning an equity security that currently pays dividends can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- or medium-sized companies, it will be exposed to the risks of small- and medium-sized companies.  Such companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies.  Furthermore, such companies may have limited product lines, or services, markets, or financial resources, or may be dependent on a small management group.  In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions can decrease the value and liquidity of securities held by a Fund.  As a result, the performance of small- and medium-sized securities can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund and cause the Fund to lose money.

Common Stock.  Common stocks represent a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, although they may carry limited voting rights. Preferred stocks also normally have preference over the corporation’s assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate and may entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.  Preferred stock is subject to many of the same risks as common stock and debt securities.

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Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.  Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.  When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Depositary Receipts. American Depositary Receipts (“ADRS”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer.  Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities, which are discussed below.

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For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer.  Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.  Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S.  While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility.  Holders of unsponsored depositary receipts generally bear all the costs of the facility.  The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services.  The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement.  The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.  With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.  Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, and depositary receipts are subject to many of the risks associated with investing directly in foreign securities, which are discussed below.

Initial Public Offerings (“IPOs”). The Funds may invest a portion of their assets in equity securities of companies offering shares in IPOs.  Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time.  This may increase the turnover of a Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs.  If a Fund were to sell IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders.  In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time.  The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The limited number of shares available may also mean that to the extent a Fund seeks to invest in IPOs, it could be unable to invest to the extent desired because, for example, only a small portion of the securities being offered in the IPO are available to a Fund.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies.  These companies may have limited operating histories and their prospects for profitability may be uncertain.  These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

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Illiquid Securities

The Funds may not purchase an investment if, as a result, more than 15% of the value of their net assets would be invested in illiquid securities.  The Adviser and Sub-advisers will monitor the amount of illiquid securities in the Funds, under the supervision of the Board, to ensure compliance with this investment restriction.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable.  Limitations on resale may have an adverse effect on the marketability of the securities, and the Funds might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.   Because of their illiquid nature, illiquid securities may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, each Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price that a Fund may ultimately realize upon its sale or disposition.

Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, a Sub-adviser, pursuant to procedures adopted by the Board, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.

Exchange-Traded Funds (“ETFs”) and Other Registered Investment Companies

Each Fund may invest in exchange-traded funds (“ETFs”), which are a type of fund bought and sold on a securities exchange.  An ETF trades like common stock and represents, in most cases, a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.  ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable.  An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies, subject to certain exceptions.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments.  Investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Funds to invest in such countries.  In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds investments in that country may be more effective than investing directly in issuers in that country.

The 1940 Act generally prohibits the Funds from investing more than 5% of the value of their total assets in any one registered investment company or more than 10% of the value of their total assets in registered investment companies as a group, and also restricts their investment in any registered investment company to 3% of the voting securities of such investment company.  There are exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.  In particular, SEC rules allow the Funds to invest in money market funds in excess of the limits described above.

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The Funds may invest in other investment companies, including those managed by the Adviser or a Sub-adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Money Market Funds.  Each Fund may under certain circumstances invest a portion of its assets in money market funds.  However, an investment in a money market fund will involve payment by a Fund of its pro rata share of advisory and other fees charged by such fund.

Foreign Securities

Each Fund may invest in securities issued by foreign governments and corporations, including emerging market securities. The Funds may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or exchange traded funds (“ETFs”) (generally “foreign securities”).  Investing in foreign securities generally involves more risk than investing in U.S. securities.  Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less or different government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Funds held in foreign countries.

The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Funds may have greater difficulty taking appropriate legal action to enforce their rights in a foreign court than in a U.S. court.  Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures). Furthermore, there is the risk of possible seizure, nationalization, or expropriation of the foreign issuers or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Investments in foreign government debt obligations also involve special risks.  The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Funds may have limited legal resources in the event of default.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

Dividends and interest payable on the Funds’ foreign securities may be subject to foreign withholding tax. The Funds may also be subject to foreign taxes on their trading profits.  Some countries may also impose a transfer or stamp duty on certain securities transactions.  The imposition of these taxes will increase the cost to the Funds of investing in those countries that impose these taxes.  To the extent such taxes are not offset by credits or deductions available to shareholders in the Funds, under U.S. tax law, they will reduce the net return to the Funds’ shareholders.

Foreign Securities Traded in the United States. The Funds may own foreign equity securities that are traded in the United States and denominated in United States dollars.  They also may be issued originally in the United States.  There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors.

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Emerging Markets Securities. In addition, the Funds may invest in foreign securities of companies that are located in developing or emerging markets.  Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability.  Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets.  Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents.  Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation; the mechanics of repatriations may delay or impede the Funds’ ability to obtain possession of their assets.  As a result, there may be an increased risk or price volatility associated with the Funds’ investments in emerging market countries, which may be magnified by currency fluctuations.

Foreign Currency Risk.  While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.   Some of the factors that may impair the investments denominated in a foreign currency are:

■	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

■	Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

■
Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

■
There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

■
Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

■
The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Real Estate Securities

Real Estate Investment Trusts (“REITs”).  The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.  Like Regulated Investment Companies (“RICs”) such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).  Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the Fund’s own expenses.

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REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default.  REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. Mortgage REITs are subject to significant interest rate risk. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes or may require the Fund to accrue and distribute income not yet received.  In addition, distributions attributable to REITs made by a Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Borrowing and Other Forms of Leverage

The Funds may borrow money for investment purposes to the extent permitted by their investment policies and restrictions and applicable law.  When the Funds borrow money or otherwise leverage their portfolio, the value of an investment in the Funds will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s holdings. The Funds may also borrow money for temporary emergency purposes.

The Funds may establish lines of credit with certain banks by which they may borrow funds for temporary or emergency purposes. The Funds may use lines of credit to meet large or unexpected redemptions that would otherwise force the Funds to liquidate securities under circumstances which are unfavorable to the Funds’ remaining shareholders.  The Funds may be required to pay fees to the banks to maintain the lined of credit; which would increase the cost of borrowing over the stated interest rate.

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Cash Position

The Funds do not always stay fully invested in equities.  When a Sub-adviser believes that market conditions are unfavorable for profitable investing, or when a Sub-adviser is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase.  Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities.  However, the Funds’ Adviser or Sub-adviser(s) may also temporarily increase a Fund’s cash position to protect its assets, maintain liquidity, or during periods when transitioning Fund assets from one Sub-adviser to another Sub-adviser.  Partly because each of the Sub-advisers acts independently of each other, the cash positions of a Fund may vary significantly.

When the Funds’ investments in cash or similar investments increase, such Funds may not participate in market advances or declines to the same extent that it would if the Funds remained more fully invested in stocks or bonds.

Short-Term Investments

The Funds may invest without limitation in any of the following short-term securities and instruments:

Bank Obligations.  Obligations including bankers’ acceptances, commercial paper and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of Deposit, and Time Deposits. The Funds may hold certificates of deposit and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.    The Funds may invest in Certificates of Deposit in amounts up to the $250,000 per bank Federal Deposit Insurance Corporation (“FDIC”) limit.  Each Fund may invest up to 15% or less of the Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper and Short-Term Notes. Each Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s® Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc.©, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.  These rating symbols are described in Appendix A.

Other Short-Term Obligations.  Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s.

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Other Corporate Debt Securities

The Funds may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries.  The debt securities in which the Funds may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments.  The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Municipal Securities

The Funds may invest in municipal securities.  Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions.  In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities.  Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power.  Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets.  Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.  The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

U.S. and Foreign Government Obligations

The Funds may invest in U.S. Government obligations including Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

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Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Funds may invest in sovereign debt obligations of foreign countries.  A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.  A government could default on its sovereign debt obligations.  This risk of default is higher in emerging markets.  Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt.  The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Variable Rate Demand Notes

The Funds may purchase taxable or tax-exempt variable rate demand notes for short-term cash management or other investment purposes. Variable rate demand notes may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a variable demand note may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Floating Rate Securities

The Funds may purchase floating rate securities. A floating rate debt security has a rate of interest which is usually established as the sum of a base lending rate (e.g., the London Inter-Bank Offered Rate (LIBOR), the U.S. Prime Rate, the Prime Rate of a designated U.S. bank or the certificate of deposit rate) plus a specified margin.  The interest rate on prime rate-based loans and securities floats periodically as the prime rate changes.  The interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year.  Certain floating rate securities will permit the borrower to select an interest rate reset period of up to one year.  Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.  In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

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Inverse Floaters

The Funds may purchase inverse floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index.  Inverse floaters are typically created by a broker depositing an income-producing instrument, which may be a mortgage-backed security, in a trust.  The trust in turn issues a variable rate security and inverse floaters.  The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee.  Because inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate) the market prices of inverse floaters may be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change.  The returns on inverse floaters may be leveraged, increasing substantially the volatility and interest rate sensitivity.

Zero-Coupon and Payment-in-Kind Bonds

The Funds may invest in so-called zero-coupon bonds and payment-in-kind bonds.  Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Funds are required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Funds to liquidate other investments in order to satisfy their distribution requirements under the Code.

Risks of Investing in Debt Securities

There are a number of risks generally associated with a Fund’s investments in debt securities (including convertible securities).  Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.  The market prices of debt securities usually vary, depending upon available yields.  An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments.  The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Taxes. The Funds may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, a Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

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Risks of Investing in Lower-Rated Debt Securities

Each Fund may invest up to 5% of its assets (measured at the time of purchase) in securities deemed to be below investment grade (“lower-rated” or “junk bonds”).  If securities held by a Fund were investment grade at the time of purchase but are subsequently downgraded to below investment grade, causing the Fund to hold more than 5% in non-investment grade securities, the Fund is not required to sell non-investment grade securities; however, the Fund is prohibited from making further purchases of non-investment grade securities.  Similarly, if the market value of non-investment grade securities in a Fund exceeds 5% of the Fund’s total assets due to market fluctuation, the Fund is not required to sell non-investment grade securities, although it is prohibited from making further purchases of non-investment grade securities.

Sensitivity to Interest Rate and Economic Changes.  The economy and interest rates affect lower-rated debt securities differently from other securities.  For example, the prices of lower-rated bonds have often been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond defaults, a Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated bonds and the Fund’s asset values.

Payment Expectations.  Lower-rated bonds present certain risks based on payment expectations. For example, lower-rated bonds may contain redemption and call provisions.  If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a lower-rated bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets.  If a Fund experiences unexpected net redemptions, it may be forced to sell its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of lower-rated bonds, and this may impact a Sub-adviser’s ability to accurately value lower-rated bonds and a Fund’s assets and hinder a Fund’s ability to dispose of the bonds.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated bonds, especially in a thinly traded market.

Credit Ratings.  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated bonds.  However, credit ratings are not absolute measures of credit quality and do not reflect all potential market risks.  Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Sub-adviser must monitor the issuers of lower-rated bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so the Fund can meet redemption requests.  The Funds will not necessarily dispose of a portfolio security when their rating has been changed.

Risks of Investing in Distressed Companies

From time to time, the Funds may purchase the direct indebtedness of various companies (“Indebtedness”), or participation interests in Indebtedness (“Participations”), including Indebtedness and Participations of reorganizing companies.  Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors.  Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company.  The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, the Funds in effect step into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing.  Indebtedness purchased by the Funds may be in the form of loans, notes or bonds.

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The length of time remaining until maturity on the Indebtedness is one factor the Sub-advisers consider in purchasing a particular Indebtedness.  Indebtedness which represents a specific Indebtedness of the company to a bank is not considered to be a security issued by the bank selling it.  The Funds may purchase loans from national and state chartered banks as well as foreign banks, and they normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company’s Indebtedness.  The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank, which are known as “supranational organizations.”  Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.  Indebtedness and Participations may be illiquid as described below

Asset-Backed, Mortgage-Related, and Mortgage-Backed Securities

The Funds may purchase asset-backed, mortgage-related, and mortgage-backed securities. Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, company receivables or other assets. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Funds may invest in any such instruments or variations as may be developed, to the extent consistent with their investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, the Funds may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

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Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Funds may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

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Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on each Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. For the purposes of the Funds’ concentration policy, asset-backed securities (a) do not represent interests in any particular “industry”; and (b) will be classified in a consistent manner deemed reasonable by the Fund.

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Forward Commitments and Dollar Rolls.  The Funds may enter into contracts to purchase mortgage securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if each Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if each Fund enters into offsetting contracts for the forward sale of other securities it owns.  In the case of to-be-announced (“TBA”) mortgage purchase commitments, the unit price and the estimated principal amount are established when each Fund enters into a contract, with the actual principal amount being within a specified range of the estimate.  TBA mortgages shall not exceed 20% of each Fund’s net assets.  TBA mortgage purchase commitments and TBA mortgage sell commitments may be netted against one another for purposes of calculating this 20% threshold.  Additionally, each Fund will segregate or earmark liquid assets for these net obligations in an amount sufficient to cover its net obligations. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, the Funds rely on the dealer to consummate the sale.  The dealer’s failure to do so may result in the loss to the Funds of an advantageous yield or price.  Although the Funds will generally enter into forward commitments with the intention of acquiring securities for their portfolios, each Fund may dispose of a commitment prior to settlement if a Sub-adviser deems it appropriate to do so.  The Funds may realize short-term profits or losses upon the sale of forward commitments.

The Funds may enter into TBA sale commitments to hedge portfolio positions or to sell securities owned under delayed delivery arrangements.  Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities.  If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security.  If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The Funds may enter into mortgage dollar roll transactions (generally using TBAs) in which they sell a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time.  By engaging in a dollar roll transaction, the Funds forego principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Funds would also be able to earn interest on the proceeds of the sale before they are reinvested.  The Funds account for dollar rolls as purchases and sales.  Dollar rolls may be used to create investment leverage and may increase the Funds’ risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Funds are obligated to purchase may decline below the purchase price.  In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Funds may be adversely affected.

Each Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund.

Inflation-Protected Securities

The Funds may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation.  The Funds may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers.  U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

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Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate.  If a Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal and, therefore, subject the Fund to counterparty risk with respect to the issuer. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is calculated by the U.S. Treasury and is currently tied to the CPI-U.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. Government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, a Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

Private Investments

Private Placement and Restricted Securities.  The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Funds could find it more difficult to sell such securities when a Sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing each Fund’s net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

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The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Funds may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the Trust’s Valuation Committee will play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the Prospectuses forming a part of it, is materially inaccurate or misleading.

Redeemable Securities. Certain securities held by the Funds may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Hybrid Securities

The Funds may acquire hybrid securities.  A third party or Sub-adviser may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”).  The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants to receive a payment based on whether the price of a common stock surpasses a certain exercise price.  A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the market value of a hybrid security is the sum of the values of its income-producing component and its equity component.

Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

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Repurchase Agreements. The Funds may enter into repurchase agreements and reverse repurchase agreements.  Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price.  The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Funds together with the repurchase price on repurchase.  In either case, the income to the Funds is unrelated to the interest rate on the security itself.  The Funds will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.  The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of their net assets would be invested in illiquid securities, including such repurchase agreements.

It is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or a decline in price of the security.  If a court characterizes the transaction as a loan, and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt instrument purchased for a Fund, the Adviser or Sub-adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.  However, each Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 102% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian.  If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully, as such term is defined in the 1940 Act and the Rules thereunder.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price.  Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A Fund typically will segregate or “earmark” assets determined to be liquid, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, a Fund may treat such transactions as bank borrowings, which would be subject to the Fund’s limitations on borrowings.

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Derivatives

Some of the instruments in which the Funds may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index.  These instruments include futures contracts, forward contracts, swap agreements and similar instruments.  The market value of derivative instruments and securities sometimes may be more volatile than those of other instruments and each type of derivative instrument may have its own special risks.

Some over-the-counter derivative instruments may expose the Funds to the credit risk of the counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, a Fund potentially could lose all or a large portion of its investment in the derivative instrument.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Sub-adviser.  While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.  Use of derivatives and other forms of leverage by a Fund may require the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Increases and decreases in the value of a Fund’s portfolio may be magnified when the Fund uses leverage. Certain derivatives may create a risk of loss greater than the amount invested.

Forward Contracts. The Funds may invest in forward contracts for speculative or hedging purposes. A forward contract involves a negotiated obligation to purchase or sell a specific asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value.  Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

The Funds may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.  Under definitions recently adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared.  These changes are expected to reduce counterparty/credit risk as compared to bi-laterally negotiated contracts.

Open positions in forwards will be covered by the segregation or “earmarking” of assets determined to be liquid, and are marked to market daily, if required by the 1940 Act.

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Futures Contracts.  The Funds may purchase futures contracts (“financial futures”). There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s fixed income investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that a Fund will be able to enter into closing transactions.

The Funds may enter into futures contracts on other underlying assets or indexes, including physical commodities and indexes of physical commodities.

At any time prior to expiration of a futures contract, a Fund may seek to close the position by taking an opposite position which would typically operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to a Fund and the Fund realizes a loss or gain.

When purchasing a futures contract, each Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  When selling a futures contract, each Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that are equal to the market value of the futures contract.

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, rather than the market value of the futures contract.  By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

Equity Index Futures Risk. An equity index future is a cash-settled futures contract on the value of a particular stock market index.

The use of equity index futures involves additional risks and transaction costs that could leave the Fund in a worse position than if it had not used these instruments. Equity index futures may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in equity index futures could have a meaningful impact on performance.

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Currency Futures Contracts and Options. The Funds may invest in currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Fund will not use such contracts or options for leveraging purposes. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.

Interest Rate or Financial Futures Contracts.  The Funds may invest in interest rate or financial futures contracts.  Bond prices are established in both the cash market and the futures market.  In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade.  In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date.  Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest rate or financial futures contract by a Fund would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price.  A futures contract purchased by a Fund would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price.  The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date.  The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date.  If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss.  Similarly, the closing out of a futures contract purchase is effected by the Fund’s entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Funds will deal only in standardized contracts on recognized exchanges.  The exchange typically guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.  Domestic interest rate futures contracts may be traded in an auction environment on the floor of an exchange, such as the Chicago Mercantile Exchange.  A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through mortgage-backed securities, three-month United States Treasury bills, and 90-day commercial paper.  The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.  International interest rate futures contracts are traded on various international exchanges.  Engaging in futures contracts on international exchanges may involve additional risks, including varying regulatory standards and supervision, fewer laws to protect investors, greater counterparty risk, greater transaction costs, greater volatility, and less liquidity, which could make it difficult for the fund to transact.

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Interest Rate and Total Return Swap Agreements.  For temporary defensive purposes only, the Funds may purchase interest rate swaps.  The Funds may use interest rate swaps to increase or decrease exposure to a particular interest rate or rates, which may result in the Funds experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement.  For temporary, defensive purposes only, the Funds may also engage in total return swaps, in which payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as a fixed-income security, a combination of securities, or an index).  The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures.  Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price.  Each Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

Each Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund.  If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.  If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.  Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated.  Also, because, in some cases, swap transactions involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.

The Funds may enter into swap agreements that would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net  amount”).  A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid.

Credit Default Swaps.  For temporary defensive purposes only, the Funds may purchase credit default swaps.  A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer.  One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds.  Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).  As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations.  In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty.  A Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

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The Funds may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection).  This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability).  It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund.  The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Credit default swaps involve a number of special risks.  A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty.  When the Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due).  The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur.  A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market.  There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded.  The parties to a credit default swap may be required to post collateral to each other.  If a Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if a Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty.  A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause a Fund to incur more losses.

A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).  In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.  In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).  Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio.  However, such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps.  A fund that invests in commodity interests is subject to certain CFTC regulatory requirements, including certain limits on its trading of commodity interests to qualify for certain exclusions or exemptions from registration requirements.  The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), pursuant to CFTC Rule 4.5, with respect to each Fund’s operation.  Therefore, the Funds and the Adviser are not subject to regulation as a commodity pool or CPO under the CEA and the Adviser is not subject to registration as a CPO.  If the Funds were no longer able to claim the exclusion, the Adviser may be required to register as a CPO and the Funds and the Adviser would be subject to regulation as a commodity pool or CPO under the CEA.  If a Fund or the Adviser is subject to CFTC regulation, it may incur additional expenses.

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Other Investment Risks

The following risk considerations relate to investment practices undertaken by the Funds.  Generally, since shares of the Funds represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of the Funds’ portfolio securities increases or decreases.  Therefore, the value of an investment in the Funds could go down as well as up. You can lose money by investing in the Funds.  There is no guarantee of successful performance, that each Fund’s objective can be achieved or that an investment in the Funds will achieve a positive return.  An investment in the Funds should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.  Prospective investors should consider the following risks.

Market Risks

Various market risks can affect the price or liquidity of an issuer’s securities.  Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Recent Regulatory Events. Legal, tax and regulatory changes could occur that may adversely affect the Funds and their ability to pursue their investment strategies and/or increase the costs of implementing such strategies.  The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Commodity Futures Trading Commission, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions in light of the recent financial crisis.  These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” (the “Dodd-Frank Act”) which was signed into law on July 21, 2010, and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC.  Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Funds is unknown.  There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds.  Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the continuing economic turmoil or otherwise, and the effect of such actions, if taken, cannot be known.

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In particular, the Dodd-Frank Act makes broad changes to the over-the-counter (OTC) derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.  Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. It is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties.   New requirements even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

Recent Economic Events. Although the U.S. economy has seen gradual improvement since 2008, the effects of the global financial crisis that began to unfold in 2007, continue to exist and economic growth has been slow and uneven.  In addition, the negative impacts and continued uncertainty stemming from the sovereign debt crisis and economic difficulties in Europe and U.S. fiscal and political matters, including deficit reduction and U.S. debt ratings, have impacted and may continue to impact the global economic recovery.  These events and possible continuing market turbulence may have an adverse effect on the Funds.  In response to the global financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets.  However, risks to a robust resumption of growth persist:  a weak consumer market weighted down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation.  A number of countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.  There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union (“EMU”) member countries.  Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the European EMU.  These requirements can severely limit European EMU member countries’ ability to implement monetary policy to address regional economic conditions.  A return to unfavorable economic conditions could impair the Funds’ ability to execute their investment strategies.

Multi-Manager and Multi-Style Management Risk

Fund performance is dependent upon the success of the Adviser and the Sub-advisers in implementing the Funds’ investment strategies in pursuit of their goals.  To a significant extent, the Funds’ performance will depend of the success of the Adviser’s methodology in allocating the Funds’ assets to Sub-advisers and the selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Funds.  There can be no assurance that the Adviser or Sub-advisers will be successful in this regard.

In addition, because portions of the Funds’ assets are managed by different Sub-advisers using different styles/strategies, the Funds could experience overlapping security transactions.  Certain Sub-advisers may be purchasing securities at the same time that other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Funds using a single investment management style.  The Adviser’s and the Sub-advisers’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Funds invest may prove to be incorrect, and there is no guarantee that the Adviser’s or a Sub-adviser’s judgment will produce the desired results.  In addition, the Funds may allocate their assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Funds’ value may be adversely affected.

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Temporary Defensive Investments

A Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  For example, during such period, 100% of a Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents.   Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser and/or the Adviser judges that market conditions make pursuing a Fund’s investment strategies inconsistent with the best interests of its shareholders. A Sub-adviser and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit a Fund’s losses or to create liquidity in anticipation of redemptions.  When a Fund takes temporary defensive positions, it may not achieve its investment objective.

Cybersecurity Risk

The Funds, and their service providers, may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser, a Sub-adviser, or other service providers (including, but not limited to, fund accountants, fund administrators, custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with a Fund’s ability to calculate its NAV, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the Funds or Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value. While the Funds’ service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Fund or their shareholders.

INVESTMENT RESTRICTIONS

The Funds have adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Funds.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Policies

The investment policies below have been adopted as fundamental policies for the Funds.

1.
Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom; as such statute, rules or regulations may be amended or interpreted from time to time.

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2.
Each Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom; as such statute, rules or regulations may be amended or interpreted from time to time.

3.
No Fund may issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
No Fund may concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute,  rules or regulations may be amended or interpreted from time to time, except that the Funds may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

5.
Each Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.
Each Fund may purchase securities of an issuer, except if such purchase is inconsistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7.
Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

BORROWING. The 1940 Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a Fund’s investment restriction.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.   For purposes of a Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance.

DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a Fund.  For purposes of each Fund’s diversification policy, the identification of the issuer of a security may be determined in any reasonable manner, consistent with SEC guidance.

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LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or real estate, but does require that every investment company have the fundamental investment policy governing such investments.  Each Fund has adopted a fundamental policy that would permit direct investment in commodities and real estate.  However, each Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate.  This non-fundamental policy may be changed by vote of the Board.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness.  The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Non-Fundamental Policies

The Funds observe the following policies, which are not deemed fundamental and which may be changed by the Board without shareholder vote.

1.
Each Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets), provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

2.
Each Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (including the loan collateral) would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

3.	Each Fund may not purchase an investment if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities.

4.
Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate.  For the avoidance of doubt, the foregoing policy does not prevent the Funds from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

5.
Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

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Except with respect to borrowing, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.  The Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.  With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Funds may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Funds and a possible increase in short-term capital gains or losses. The Funds’ annual portfolio turnover rates for the last five years will be included, when available, in the “Financial Highlights” section of the Funds’ prospectus.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Funds, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of the holdings of the Funds.  The policy was developed in consultation with the Adviser and has been adopted by the Adviser.  Information about the Funds’ holdings will not be distributed to any third party except in accordance with this policy.  The Board considered the circumstances under which the Funds’ holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Adviser, the principal underwriter or any other affiliated person of the Funds.  After due consideration, the Board determined that the Funds have a legitimate business purpose for disclosing holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of the Funds.  Pursuant to the policy, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ holdings by (1) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of the Funds and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy.  The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-annual Report to Portfolio shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at sec.gov.  The Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

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In the event of a conflict between the interests of the Funds and the interests of the Adviser or an affiliated person of the Adviser, the Adviser’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Funds, and shall report such determination to the Board at the end of the quarter in which such determination was made.  Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the Adviser, the Sub-advisers, fund administrator, fund accountant, custodian, transfer agent, pricing vendors, proxy voting service providers, auditors, counsel to the Funds or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities.  Holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the policy, when the Funds have a legitimate business purpose and when the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.  The Funds may disclose portfolio holdings to transition managers, provided that the Funds or the Adviser has entered into a non-disclosure or confidentiality agreement with the transition manager.

In no event shall the Adviser, its affiliates or employees, the Funds, or any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ holdings.

There can be no assurance that the policy and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

From time to time, the Adviser may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website.  Shareholders can access the Funds’ website at www.bridgebuildermutualfunds.com for additional information about the Funds, including, without limitation, the periodic disclosure of its portfolio holdings.

The Funds may also disclose certain commentary and analytical, statistical, performance or similar information relating to a Fund or its portfolio holdings if certain conditions are met. The information must be for legitimate business purposes and must be deemed to be non-material non-public information based on a good faith review of the particular facts and circumstances. Examples of such non-material non-public information may include, but are not limited to, the following types of information: allocation of a Fund’s portfolio securities and other investments among various asset classes, sectors, industries, market capitalizations, countries and regions; the characteristics of the stock or fixed income components and other investments of a Fund; the attribution of a Fund’s returns by asset class, sector, industry, market capitalization, country and region; certain volatility characteristics of a Fund; certain valuation metrics of a Fund (such as average price to earnings ratio and average earnings growth); and maturity and credit quality statistics for a Fund’s fixed income holdings. From time to time, the Adviser may make these additional disclosures on the Funds’ website.  Shareholders can access the Funds’ website at www.bridgebuildermutualfunds.com.

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TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series, including the Funds.  The current Trustees and officers of the Trust, their dates of birth, position with the Trust, term of office with the Trust and length of time served, and their principal occupation and other directorships for the past five years are set forth below.

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)

Jean E. Carter (Born: 1957) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Retired; Director of Investment Management Group for Russell Investment Group (1982 – 2005).	5	Chair, Brandes U.S. registered mutual funds ( nine portfolios).
Janice L. Innis-Thompson (Born: 1966) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Senior Vice President, Chief Compliance & Ethics Officer, TIAA-CREF (since 2006).	5	None.
William N. Scheffel (Born: 1953) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Executive Vice President, Chief Financial Officer and Treasurer, Centene Corporation (healthcare services) (since 2003).	5	None.
John M. Tesoro (Born: 1952) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Retired; Partner, KPMG LLP (2002-2012).	5	Audit Committee Chair, Teton Advisors, Inc. (registered investment adviser). Trustee, BBH Trust (six funds).

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Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Interested Trustees of the Trust
William H. Broderick III(2) (Born: 1952) 12555 Manchester Road St. Louis, MO 63131	Chairman and Trustee	Indefinite Term; Since Inception	Retired. Principal, Investment Advisory, Edward Jones and General Partner, The Jones Financial Companies, LLLP (1986-2012)	5	None.
William E. Fiala(2) (Born: 1967) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Principal, Edward Jones and General Partner, The Jones Financial Companies, LLLP (1994 - Present)	5	None.
Officers of the Trust
Joseph C. Neuberger (Born: 1962) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	President	Indefinite Term; Since Inception	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-Present)	N/A	N/A
Jason F. Hadler (Born: 1975) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since Inception	Senior Vice President, U.S. Bancorp Fund Services, LLC (Since 2003)	N/A	N/A
Alan J. Herzog (Born: 1973) 12555 Manchester Road St. Louis, MO 63131	Chief Compliance Officer and Vice President	Indefinite Term; Effective Jan. 1, 2015	Director of Funds Compliance, Edward Jones (Since 2013) Senior Counsel, Wells Fargo Advisors, LLC (2008-2013)	N/A	N/A
Elaine E. Richards (Born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 East Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since Inception	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (Since July 2007)	N/A	N/A
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
Mr. Broderick and Mr. Fiala are “interested persons” of the Trust as defined by the 1940 Act by virtue of the fact that they are affiliated persons of the Adviser’s parent company, The Jones Financial Companies, L.L.L.P.

(3)	The “Fund Complex” is comprised of each Fund offered by the Trust, including others not offered in this SAI.

Certain officers of the Trust also serve as officers of one or more mutual funds for which U.S. Bancorp Fund Services, LLC (“USBFS”) or its affiliates act as investment manager, administrator or distributor.

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Additional Information Concerning the Board of Trustees

The Role of the Board.  The Board oversees the management and operations of the Trust.  Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, each of the Sub-advisers, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this Statement of Additional Information.  The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and the service providers.  For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations.

In addition, the Adviser provides regular reports on the investment strategy and performance of each Fund.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations.  In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership.  The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established three standing committees, a Nominating and Governance Committee, an Audit Committee (which also serves as the Qualified Legal Compliance Committee (“QLCC”)), and a Valuation Committee, which are discussed in greater detail below under “Trust Committees”.  At least a majority of the Board is comprised of Trustees who are Independent Trustees, which generally are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates.  The Chairman of the Board is an Interested Trustee.  The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a senior employee of the Administrator as the President of the Trust.  The Board reviews its structure and the structure of its committees annually.  The Board has determined that the structure of the Interested Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Jean E. Carter, an Independent Trustee, serves as the lead Independent Trustee of the Trust.  In her role as lead Independent Trustee, Ms. Carter, among other things: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the Independent Trustees and management, and among the Independent Trustees; and (v) has such other responsibilities as the Board or Independent Trustees determine from time to time.

Janice Innis-Thompson, an Independent Trustee, serves as Chair of the Nominating and Governance Committee of the Trust.  The Nominating and Governance Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Nominating and Governance Committee will consider nominees nominated by shareholders.  Recommendations for consideration by shareholders to the Nominating and Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.  Submission of a Trustee candidate recommendation by a shareholder does not guarantee such candidate will be nominated as a Trustee.  The Nominating and Governance Committee met once during the fiscal period ended June 30, 2014.

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John Tesoro, an independent Trustee, serves as Chair of the Audit Committee of the Trust.  The Audit Committee is comprised of all of the Independent Trustees.  The Audit Committee typically meets twice a year with respect to each series of the Trust and may meet more frequently if necessary.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Trust’s financial statements and to ensure the integrity of the Trust’s pricing and financial reporting.  As part of the Audit Committee, the function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.  The Audit Committee met twice during the fiscal period ended June 30, 2014.

The Board has delegated day-to-day valuation issues to a Valuation Committee.  Mr. Fiala, an interested Trustee, is Chair of the Valuation Committee.  In addition to Mr. Fiala, the Valuation Committee is includes at least one officer of the Trust and representatives of the Adviser, as appointed by the Board.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, acting pursuant to the procedures established by the Board, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee typically meets on a monthly basis and more frequently as necessary.  The Valuation Committee met ten times during the fiscal period ended June 30, 2014.

Board Oversight of Risk Management.  As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The Board meets quarterly, and otherwise as needed, with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed.  The Board also receives reports from the Adviser as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information about Each of the Trustee’s Qualification, Experience, Attributes or Skills.

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders.  The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below

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In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. Moreover, references to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience.

Mr. Broderick has significant financial services and mutual fund experience as a Principal for 27 years at Edward Jones and as Lead Principal of the Investment Advisory Department, where he led the design, development and launch of Edward Jones Advisory Solutions®, the exclusive program through which investors may invest in the Fund.  Other relevant experience at Edward Jones includes investment research, trading and investment banking.

Mr. Fiala has significant financial services and mutual fund experience as a Principal of Edward Jones where he has served as Director of Portfolio Solutions and Director of Research. He also served as Co-Chair of Edward Jones’ Investment Policy Committee for six years and holds a CFA designation.

Ms. Carter has significant investment advisory experience as a senior executive of Russell Investment Group, serving as a managing director, member of the corporate operating committee and a member of the investment management group’s fund strategy committee. She joined Russell Investment Group in 1982.  She also serves as Chair of an investment company trust consisting of nine fund series.  These positions over the course of 23 years involved oversight of over 140 funds and the development of a mutual fund business joint venture.

Ms. Innis-Thompson is an attorney with significant legal experience in both the public and private sectors. Currently serving as a Senior Vice President and Chief Compliance and Ethics Officers at TIAA-CREF, she has extensive securities compliance experience, as she developed and implemented a firm-wide compliance risk assessment program.  Previously, she served as Chief Compliance Counsel at two large public companies.

Mr. Scheffel has significant corporate and accounting experience, currently serving as Executive Vice President, Chief Financial Officer, and Treasurer at a Fortune 500 managed care company.  In these roles, he is responsible for SEC-reporting and various financial, tax, and treasury functions.  Previously, he worked in public accounting for 28 years, including serving as Audit Partner for over 15 years at two Big Five (now Four) accounting firms.  Mr. Scheffel has been determined to qualify as an Audit Committee Financial Expert for the Trust.  The Board believes Mr. Scheffel’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust.

Mr. Scheffel  has been employed by Centene Corporation since 2003 and has served as its Chief Financial Officer since 2009. Pamela A. Joseph is currently a director of Centene Corporation, and has served in such capacity since 2007. Ms. Joseph is also Vice Chairman of Payment Services at U.S. Bancorp, a controlling affiliate of Quasar Distributors, LLC, the principal underwriter of the Trust.

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Mr. Tesoro has extensive experience in internal control and risk assessments, including compliance issues related to the Investment Company and Investment Advisers Acts of 1940. He worked in public accounting for 38 years, primarily auditing mutual funds and registered investment advisers.  From 1995-2002, he was the Partner-in-Charge of Arthur Andersen LLP’s US Investment Management Industry Program. Mr. Tesoro joined KPMG LLP in 2002 as a partner and continued to work with numerous financial institutions.  Mr. Tesoro serves as a Director and Audit Committee Chair for Teton Advisors, Inc. (investment adviser to seven mutual funds and separate institutional accounts), as a Director for Ocean County (NJ) Board of Catholic Charities and Siena Capital Finance, LLC.  Mr. Tesoro also serves on the Board of Trustees for the BBH Trust (a mutual fund group with six funds). Mr. Tesoro has been determined to qualify as an Audit Committee Financial Expert for the Trust.  The Board believes Mr. Tesoro’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust.

Trustee Ownership of Portfolio Shares

No Trustee beneficially owned shares of the Funds as of the calendar year ended December 31, 2014, which is prior to the inception date of the Funds.

Compensation

Independent Trustees each receive an annual retainer and fees for Board meeting attendance.  In addition, each Committee Chair and Lead Independent Trustee receives an additional retainer.  Trustee compensation will be allocated among the various series comprising the Trust based on the net assets of each series.  Independent Trustees receive additional fees from the applicable series for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required.  All Trustees are reimbursed for expenses in connection with each board meeting attended, which reimbursement is allocated among applicable series of the Trust.  The Trust has no pension or retirement plan.  Set forth below is the estimated rate of compensation to be received by the following Independent Trustees for the fiscal year ending June 30, 2015.

Name of Person/Position	Estimated Aggregate Compensation From the Trust for One Year Ending June 30, 2015	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Annual Benefits Upon Retirement	Estimated Total Compensation from the Trust and Investment Company Complex(2) Paid to Trustees for One Year Ending June 30, 2015
Jean E. Carter, Independent Trustee	$70,000	N/A	N/A	$70,000
Janice L. Innis-Thompson, Independent Trustee	$70,000	N/A	N/A	$70,000
William N. Scheffel, Independent Trustee	$65,000	N/A	N/A	$65,000
John M. Tesoro, Independent Trustee	$70,000	N/A	N/A	$70,000
William H. Broderick III, Interested Trustee(1)	None	N/A	N/A	None
William E. Fiala, Interested Trustee(1)	None	N/A	N/A	None
(1)	The Interested Trustees do not receive compensation from the Trust for their service as Trustees.
(2)	The “Investment Company Complex” is comprised of each Fund offered by the Trust, including others not offered in this SAI.

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Code of Ethics
The Trust, the Adviser, each of the Sub-advisers, and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of the Adviser, the Sub-advisers and the principal underwriter to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by a Fund to the Adviser, which, in turn, has delegated such responsibility to the Sub-advisers.  Each Sub-adviser will vote such proxies in accordance with its proxy policies and procedures, which are included as Appendix B to this SAI.  Information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be obtained (1) without charge, upon request, by calling 855-823-3611 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.  Shareholders controlling a Fund could have the ability to vote a majority of the shares of such Fund on any matter requiring the approval of Fund shares. As of the date of this SAI, the Trustees as a group did not own more than 1% of the outstanding shares of any Fund.

Since the Funds were not operational prior to the date of this SAI, there were no principal shareholders or control persons and the Trustees and officers of the Trust as a group did not own more than 1% of any Fund’s outstanding shares.

THE FUNDS’ INVESTMENT TEAMS

Olive Street Investment Advisers, LLC (the “Adviser”), 12555 Manchester Road, St. Louis, MO 63131, acts as investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  The Jones Financial Companies, L.L.L.P. controls the Adviser.

Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Funds’ investments.

The Adviser shall provide the Trust through investment “Sub-advisers” with such investment research, advice and supervision as the Trust may from time to time consider necessary for the proper management of the assets of the Funds, shall furnish continuously an investment program for each Fund, shall determine from time to time which securities or other investments shall be purchased, sold or exchanged for the Funds, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

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In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive an investment management fee from each Fund as follows:

Fund	Annual Management Fee (calculated daily and paid monthly)
Bridge Builder Large Cap Growth Fund	0.44%
Bridge Builder Large Cap Value Fund	0.44%
Bridge Builder Small/Mid Cap Growth Fund	0.64%
Bridge Builder Small/Mid Cap Value Fund	0.64%

The Adviser has contractually agreed to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay each Fund’s Sub-advisers.  Such waivers are not subject to reimbursement by a Fund.

After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of a Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to an operating expense limitation agreement between the Adviser and each Fund, the Adviser has contractually agreed to waive its fees and/or reimburse Fund expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes and extraordinary or non-routine expenses) to the extent necessary to limit a Fund’s total annual fund operating expenses after fee waivers and/or expense reimbursements to the amounts shown below (“Expense Caps”):

Fund	Expense Caps (as a % of average daily net assets)
Bridge Builder Large Cap Growth Fund	0.51%
Bridge Builder Large Cap Value Fund	0.51%
Bridge Builder Small/Mid Cap Growth Fund	0.73%
Bridge Builder Small/Mid Cap Value Fund	0.73%

Any payment of expenses made by the Adviser (other than advisory fees) is subject to reimbursement by a Fund if requested by the Adviser.  This reimbursement may be requested by the Adviser if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Expense Cap.  The Adviser is permitted to be reimbursed for expense payments (other than advisory fees) it made in the prior three fiscal years.  Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of expenses.

Under certain circumstances, the Adviser may engage one or more third-party transition management service providers to execute transactions on behalf of a Fund where the Adviser has allocated a portion of the Fund’s assets away from a particular Sub-adviser, but the Board has not yet approved an advisory agreement with a replacement Sub-adviser or such replacement Sub-adviser has not yet begun managing Fund assets.  During such time, the Adviser will instruct the transition manager(s) as to what transactions to effect on behalf of a Fund’s portfolio.  The duration of any such transition management services will be determined by the Adviser’s ability to identify an appropriate replacement Sub-adviser and when such replacement Sub-adviser can begin managing Fund assets.

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Reliance on Manager of Managers Order

The Adviser and the Trust have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) to operate under a manager of managers structure that permits the Adviser, with the approval of the Board of Trustees, to appoint and replace Sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”).  Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s Sub-advisers and recommending their hiring, termination, or replacement to the Board.  The SEC order does not apply to any Sub-adviser that is affiliated with the Adviser.  The adoption of the Manager of Managers Structure by the Funds also requires prior shareholder approval.  Such approval was obtained for each Fund from its initial shareholder.  Thus, the Funds are currently operating under the Manager of Managers Structure.  The exemptive order provides that amounts payable by the Adviser to Sub-advisers under each Fund’s sub-advisory agreements need not be disclosed to shareholders.

The Manager of Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to Sub-advisers or sub-advisory agreements.  Operation of the Funds under the Manager of Managers Structure does not permit management fees paid by the Funds to the Adviser to be increased without shareholder approval.  Shareholders will be notified of any changes made to Sub-advisers or material changes to sub-advisory agreements within 90 days of the change.

The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential Sub-advisers or their affiliates, which may create a conflict of interest.  However, in making recommendations to the Board to appoint or to change a Sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the Sub-adviser’s investment process, risk management, and historical performance with the goal of retaining Sub-advisers for the Funds that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle.  The Adviser does not consider any other relationship it or its affiliates may have with a Sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a Sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a Sub-adviser, or to change the terms of a sub-advisory agreement.

The Adviser has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee the Sub-advisers and recommend their hiring, termination and replacement to the Board.

The Sub-advisers

Each Sub-adviser has agreed to furnish continuously an investment program for their assigned portion of each Fund that it sub-advises and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Fund shall be held in various securities, cash or other investments.  In this connection, each Sub-adviser shall provide the Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding the Sub-adviser’s management of each Fund’s assets.  Each Sub-adviser shall carry out its responsibilities in compliance with:  (a) each Fund’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the Sub-advisers in writing, and (c) applicable law and related regulations.

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds for which they sub-advise.  Each portfolio manager or team member is referred to as a portfolio manager below.  The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another.  Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

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Large Cap Growth Fund

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, NY 10112, is the Sub-adviser for an allocated portion of the Large Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser.  Lazard Asset Management LLC is a wholly owned subsidiary of Lazard Frères & Co. LLC. For its services as a Sub-adviser, Lazard is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below.  Information is shown as of September 30, 2014.  Asset amounts are approximate and have been rounded. As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund, as it had not commenced operations.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
All Accounts
Andrew Lacey	10	$9,902.6	13	$1,953.9	176	$7,397.6
Martin Flood	12	$10,157.0	11	$1,266.6	243	$7,981.9
Ronald Temple, CFA	8	$9.794.7	9	$1,187.3	163	$6,941.5
Richard Tutino, CFA	8	$9.794.7	3	$567.1	112	$1,218.0
Accounts Subject to Performance Fees
Andrew Lacey	1	$8,204.2	0	$0	1	$445.2
Martin Flood	1	$8,204.2	0	$0	1	$445.2
Ronald Temple, CFA	1	$8,204.2	0	$0	1	$445.2
Richard Tutino, CFA	0	$0	0	$0	0	$0

Material Conflicts

As an investment adviser, Lazard serves as a fiduciary to its clients. As such, Lazard is obligated to place its clients’ interests before its own. Due to the nature of the investment advisory business, conflicts of interests do arise. For example, conflicts may arise with regard to personal securities transactions, the use of clients’ commissions to obtain research and brokerage services, errors, trade allocations, performance fee accounts, and the use of solicitors.

In recognition of these potential conflicts of interest, Lazard has established written policies and procedures so that it can operate its business within applicable regulatory guidelines.

Compensation

Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

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The quantitative compensation factors include:

●	Performance relative to benchmark
●	Performance relative to applicable peer group
●	Absolute return
●	Assets under management

The qualitative compensation factors include:

●	Leadership
●	Mentoring
●	Teamwork

Incentives

Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio manager/analysts and research analysts are expected to continuously augment their skills and expertise through internal and external activities. Internal activities may include regular self-evaluations by all investment team members to help ensure they are identifying weaknesses in their existing processes and to always seek means to improve performance. The firm actively supports external development efforts including attendance of conferences and seminars that build upon their existing core of knowledge, coursework to develop incremental skills as well as travel to meet with companies, competitors, suppliers, regulators and related experts. With increased knowledge and skills the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. We believe that key professionals are likely to be attracted to and remain with the firm because Lazard’s compensation structure amply rewards professionals for good performance. Our people are our single most valuable resource and we dedicate significant energy to ensuring we attract, develop and retain the best available talent to the benefit of our clients.

Long Term Incentives

Certain employees of Lazard are eligible to receive restricted stock units of Lazard Ltd. through the Lazard Ltd. Equity Incentive Plan, and restricted interests in shares of certain funds managed by Lazard and its affiliates, each subject to a multi-year vesting schedule and restrictive covenants. These incentive arrangements have broad participation of most professionals and represent an excellent opportunity for employees to share in the continued success of the firm, aligning their interest and performance even more closely with those of our clients.

Sustainable Growth Advisers, LP (“SGA”), 301 Tresser Blvd., Suite 1310, Stamford, CT 06901, is the Sub-adviser for an allocated portion of the Large Growth Fund pursuant to a Sub-advisory Agreement with the Adviser.  SGA is registered as an investment adviser with the SEC and was founded in July 2003.  As of September 30, 2014, SGA had total assets under management of approximately $5.95 billion, of which approximately $3.7 billion represented assets of mutual funds. SGA is 75.1% majority employee-owned (14 of 19 full-time employees are equity owners of the firm), with the remaining 24.9% interest owned by Estancia Capital Partners, LP, an operationally oriented specialist private equity fund focused on investing in boutique asset management firms.  For its services as a Sub-adviser, SGA is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of September 30, 2014.  Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee. As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund, as it had not commenced operations.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
George P. Fraise	15	$2.923 billion	5	$815 million	61	$2.208 billion
Gordon M. Marchand	15	$2.923 billion	5	$815 million	61	$2.208 billion
Robert L. Rohn	15	$2.923 billion	5	$815 million	61	$2.208 billion

Material Conflicts

SGA has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.  While there is no guarantee that such policies and procedures will be effective in all cases, SGA believes that all issues relating to potential material conflicts of interest involving this Portfolio and its other managed accounts have been addressed.

Compensation

SGA’s portfolio manager compensation program consists of a base salary and participation in a company-funded retirement plan.  In addition, all of SGA’s portfolio managers are equity owners of SGA, which entitles them to share in the firm’s profits and the long-term growth of the firm. SGA does not award bonus compensation based on individual investment performance or subjective criteria.

Jennison Associates LLC (“Jennison”), 466 Lexington Avenue, New York, NY 10017, is the Sub-adviser for an allocated portion of the Large Growth Fund pursuant to a Sub-advisory Agreement with the Adviser.  Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.  As of September 30, 2014, Jennison managed in excess of $184 billion in assets.  For its services as a Sub-adviser, Jennison is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of October 1, 2014.  Asset amounts are approximate and have been rounded. As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund, as it had not commenced operations.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Kathleen McCarragher	14*	$38,633,248,000	2	$643,851,000	19	$4,142,992,000
Blair Boyer	8*	$6,186,208,000	1	$6,213,000	28	$4,497,604,000
* Includes 2 accounts that earn performance fees with $2,382,152,000 total asset in the accounts.

Material Conflicts

Jennison manages accounts with asset-based fees alongside accounts with performance-based fees.  This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another.  Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another.  Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short.  Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts.  Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies.  Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies.  The strategies that sell a security short held long by another strategy could lower the price for the security held long.  Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different.  Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction.  Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts.  Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts.  Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison.  When an affiliate provides “seed capital”  or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund.  Jennison typically requests seed capital to start a track record for a new strategy or product.  Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product.  Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison.  Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

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Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis.  Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded.  The non-discretionary clients may be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others.  The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation.  Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest.  These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments.  Generally, portfolios in a particular strategy with similar objectives are managed similarly to the extent possible.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy.  While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and monitor these conflicts of interest.  Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

•
Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably.  These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

•
Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•
Jennison has adopted procedures to monitor allocations between accounts with performance fees and non-performance fee based accounts and to monitor overlapping long and short positions among long accounts and long-short accounts.

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•	Jennison has adopted a code of ethics and policies relating to personal trading.

•	Jennison provides disclosure of these conflicts as described in its Form ADV.

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results.  Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals.  Investment professionals are compensated with a combination of base salary and cash bonus.  In general, the cash bonus comprises the majority of the compensation for investment professionals.   Jennison sponsors a profit sharing retirement plan for all eligible employees.  The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law.  In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  There is no particular weighting or formula for considering the factors.  Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.   The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers:
●
One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio managers in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer-group data for the product strategy (e.g., large-cap growth, large-cap value) for which the portfolio manager is responsible.

–	Performance for the composite of accounts that includes the portion of the Large Growth Fund managed by the portfolio managers is measured against the Russell 1000 Growth Index.

The qualitative factors reviewed for the portfolio managers may include:
●	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
●	Historical and long-term business potential of the product strategies;
●	Qualitative factors such as teamwork and responsiveness; and
●
Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

William Blair & Company, L.L.C. (“William Blair”), 222 West Adams Street, Chicago, Illinois 60606, is the Sub-adviser for an allocated portion of the Large Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. William Blair is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. For its services as a Sub-adviser, William Blair is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the f ollowing categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of September 30, 2014.  Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee. As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund, as it had not commenced operations.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
David C. Fording	2	$1.1 billion	7	$745.1 million	53	$5.2 billion
John H. Jostrand	1	$949.5 million	7	$620.9 million	54	$2.7 billion

Material Conflicts

Since William Blair’s portfolio managers manage other accounts in addition to the Large Cap Growth Fund, conflicts of interest may arise in connection with the portfolio managers’ management of the Large Cap Growth Fund’s investments on the one hand and the investments of such other accounts on the other hand.  However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Compensation

The compensation of William Blair’s portfolio managers is based on the firm’s mission: “to achieve success for its clients.” David C. Fording and John F. Jostrand are partners of William Blair, and as of September 30, 2014, their compensation consists of a fixed base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. The discretionary bonus as well as any potential changes to the partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department, subject to the approval of William Blair’s Executive Committee and are based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to the long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

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Large Cap Value Fund

Artisan Partners Limited Partnership (“Artisan Partners”), 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Artisan Partners is a Delaware limited partnership, founded in March 2009, and succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly traded Delaware corporation.  For its services as a Sub-adviser, Artisan Partners is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of September 30, 2014.  Asset amounts are approximate and have been rounded. As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund, as it had not commenced operations.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts*	Total Assets in the Accounts
George Sertl	8	$15.83 billion	5	$632.13 million	31	$3.08 billion
James Kieffer	8	$15.83 billion	5	$632.13 million	31	$3.08 billion
Scott Satterwhite	8	$15.83 billion	5	$632.13 million	31	$3.08 billion
Daniel Kane	8	$15.83 billion	5	$632.13 million	31	$3.08 billion
* One of the accounts (with $68.3 million in assets) has an advisory fee based on performance.

Material Conflicts

There are a number of ways in which the interests of Artisan Partners’ portfolio managers and its other personnel might conflict with the interests of the Large Cap Value Fund (the “Fund”) and their shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within Artisan Partners’ value equity strategy, including the Large Cap Value Fund, are managed similarly, substantially all of the research and portfolio management activities conducted by the value equity investment team benefit all clients within the strategy.  Artisan Partners’ administrative and operational personnel divide their time among services to the Large Cap Value Fund and other client accounts.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

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Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Large Cap Value Fund, may invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates.  Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

With prior written approval, Artisan Partners may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Large Cap Value Fund if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team may provide advice to and make decisions for accounts in one investment strategy, including the Large Cap Value Fund, that may differ from advice given, or the timing or nature of decisions made, with respect to accounts in another investment strategy. There also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. Artisan Partners manages these potential conflicts through internal review processes.

Allocation of Portfolio Transactions Among Clients. Artisan Partners seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by the firm’s investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The firm’s traders generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. Trades for Artisan Partners and their partners, employees and other affiliates, and accounts in which one or more of them has an interest (including Artisan Partners’ proprietary accounts, if any), may be included in an aggregated trade with client accounts. All participating accounts, including the Fund, then share (generally pro rata subject to minimum order size requirements) in an aggregated order and shall receive the same execution price for each broker and be charged the same commission, if any.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, shares are allocated to clients’ accounts after receipt. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan Partners’ proprietary accounts, which are discussed below, are not permitted to invest in initial public offerings.

There also may be instances where a particular security is held by more than one investment strategy (“cross holdings”) due to the overlap of their investment universes. For example, the capitalization ranges of some strategies overlap or a security may at times be of interest to both Artisan Partners’ growth and value, or Artisan Partners’ U.S. and non-U.S. teams. “Same way” transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

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The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan Partners.

Short Selling. Artisan Partners has trade processing procedures that mitigate the potential conflict of interest in executing a shorting strategy on behalf of a client’s account. Under those procedures, no order to sell a security short may be executed if the same or a related security is held long in any account managed by the same investment team in a different investment strategy. Similarly, no order to purchase a security long may be executed if the same or a related security is held short in any account managed by the same investment team in a different investment strategy. These procedures prevent an investment team from taking different positions in a security. It is possible, however, that one investment team could sell a security short when the same or a related security is held long in an account managed by a different Artisan investment team. Similarly, an investment team could purchase a security long when the same or a related security is held short in an account managed by a different Artisan investment team.

Soft Dollars. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Subject to Artisan Partners’ duty to seek best execution, Artisan Partners’ selection of broker-dealers may be affected by Artisan Partners’ receipt of research services.

Artisan Partners uses client commissions (i) to acquire third party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by broker-dealers participating in the execution process, including access to the broker-dealers’ traders and analysts, access to conferences and company managements, and the provision of market information.

When Artisan Partners receives research products and services in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan Partners to select a particular broker-dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan Partners chooses those brokers-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan Partners uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Large Cap Value Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain types of clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan Partners pays for such products and services from its own funds).  Artisan Partners has adopted written procedures with respect to soft dollars.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary investments and personal investments by the firm’s personnel (“proprietary accounts”) also may present potential conflicts of interest with Artisan Partners’ clients, including the Large Cap Value Fund. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts.

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Personal transactions are subject to the Artisan Partners’ Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibits Artisan Partners’ personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 30 days.1 In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code prohibits the purchase and sale of securities to and from client accounts. The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Proxy Voting. Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Large Cap Value Fund’s behalf. As described in its proxy voting policy, Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Large Cap Value Fund invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or an affiliate, or an employee of Artisan Partners or an affiliate, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.  Artisan Partners’ proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to minimize the conflicts of interest that otherwise may result in voting proxies for Artisan Partners’ clients, including the Large Cap Value Fund.

Fees. Like the fees Artisan Partners receives from the Large Cap Value Fund, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of September 30, 2014, Artisan Partners had four separate accounts with performance-based fees encompassing all of its investment strategies. None of those separate accounts was in Artisan Partners’ value equity strategy.  Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

1
Certain transactions, including trading of mutual funds for which Artisan Partners acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that prohibition because funds, including the Fund, typically have their own policies and procedures related to short-term trading activity.

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Compensation

Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategies, including the Large Cap Value Fund. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes this method aligns portfolio managers’ interests more closely with the long-term interests of clients and Large Cap Value Fund shareholders. Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried associates. All of Artisan Partners’ portfolio managers have, or are expected to have over a reasonable time, equity interests in the firm.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), 2200 Ross Avenue, Floor 31, Dallas, TX 75201,  is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-Advisory Agreement with the Adviser. BHMS is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of OM Asset Management plc (“OMAM”), a publicly-held company traded on the New York Stock Exchange. For its services as a Sub-adviser, Barrow Hanley is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent any of these accounts are subject to performance fees, this information is reflected in a separate table below. Information is shown as of September 30, 2014.  Asset amounts are approximate and have been rounded. As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund, as it had not commenced operations.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Mark Giambrone	10	$5,461.8 million	3	$343.0 million	48	$4,160.6 million
Michael Nayfa, CFA	0	$0	0	$0	0	$0
Terry Pelzel, CFA	0	$0	0	$0	0	$0
Accounts Subject to Performance Fees
Mark Giambrone	1	$3,123.6 million	0	$0	0	$0

Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account including mutual fund accounts. Barrow Hanley manages potential conflicts between Funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties, to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations wherein two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

In addition to base salary, all portfolio managers and analysts at Barrow Hanley share in a bonus pool that is distributed semi-annually.  Analysts and portfolio managers are rated on their value added to the team-oriented investment process.  Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager.  Compensation is not tied to a published or private benchmark.  It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business.  Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit.  The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team.  The compensation of the portfolio management team at Barrow Hanley will increase over time, if and when assets continue to grow through competitive performance.  Lastly, many of our key investment personnel have a long-term incentive compensation plan in the form of an equity interest in Barrow Hanley.

Wellington Management Company LLP (“Wellington Management”), 280 Congress Street, Boston, Massachusetts 02210, is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.  For its services as a Sub-adviser, Wellington Management is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that this account is subject to performance fees, this information is reflected in a separate table below. Information is shown as of September 30, 2014.  Asset amounts are approximate and have been rounded. As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Large Cap Value Fund, as it had not commenced operations.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Donald Kilbride	14	$42,372,442,713	4	$246,428,676	21	$2,441,904,965
Accounts Subject to Performance Fees
Donald Kilbride	1	$21,911,701,119	0	$0	3	$202,969,729

Material Conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Mr. Kilbride generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Large Cap Value Fund. Mr. Kilbride makes investment decisions for each account, including the Large Cap Value Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Mr. Kilbride may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Large Value Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Large Cap Value Fund.

Mr. Kilbride or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Large Cap Value Fund, or make investment decisions that are similar to those made the Large Cap Value Fund, both of which have the potential to adversely impact the Large Cap Value Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly Mr. Kilbride may purchase the same security for the Large Cap Value Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Large Cap Value Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Large Cap Value Fund.

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Mr. Kilbride also manages accounts which pay performance allocations to Wellington Management or its affiliates.  Because incentive payments paid by Wellington Management to Mr. Kilbride are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by Mr. Kilbride.  Finally, Mr. Kilbride may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of the Large Cap Value Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and the Adviser on behalf of the Large Cap Value Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Large Cap Value Fund. The following information relates to the fiscal year ended December 31, 2013.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Mr. Kilbride and any other investment professional who is responsible for the day-to-day management of the Fund (“Investment Professional”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Large Cap Value Fund and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Large Cap Value Fund is linked to the gross pre-tax performance of the portion of the Large Cap Value Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

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Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Kilbride is a partner of the firm.

Small/Mid Cap Growth Fund

Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St Petersburg, Florida 33716, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. (NYSE “RJF”). For its services as a Sub-adviser, Eagle is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of October 1, 2014.  Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee. As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund, as it had not commenced operations.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Charles Schwartz, CFA	2	$441,002,616	0	0	2,161	$584,226,852
Betsy Pecor, CFA	2	$441,002,616	0	0	2, 161	$584,226,852
Matt McGeary, CFA	2	$441,002,616	0	0	2,161	$584,226,852

Material Conflicts

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  Eagle has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients.  In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under the firm’s Code of Ethics.

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Compensation

Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Portfolio Manager compensation is reviewed and may be modified periodically as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and various other variable forms of compensation, including stock options and an executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. The investment professionals are compensated as follows:

● All portfolio managers are paid base salaries,
● Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term,
● Additional deferred compensation plans, including restricted stock awards and stock option programs, may be provided to key investment professionals, and
● All portfolio managers generally are eligible to receive benefits from Eagle’s parent company including health care and other insurance benefits, a 401(k) plan, profit sharing, Long-Term Incentive
    Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of funds and managed accounts relative to benchmarks and peer groups.  Each portfolio manager is evaluated based on the composite performance of funds and accounts in each strategy for which the individual serves on the portfolio management team. Periods evaluated include the 1, 3, 5 and 10 year (or since inception) periods for relevant strategies. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team.  This weighting process may be based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over their fund(s).  A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than their fund(s). Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

Mr. Schwartz’s, Ms. Pecor’s and Mr. McGeary’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000® Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

ClearBridge Investments, LLC (“ClearBridge”), 620 8th Avenue, 48th Floor, New York, NY 10018, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser.   ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.  For its services as a Sub-adviser, ClearBridge is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of September 30, 2014.  Asset amounts are approximate and have been rounded. As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund, as it had not commenced operations.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Brian Angerame	3	$1.680 billion	1	$136 million	593*	$316 million*
Derek Deutsch	3	$1.680 billion	1	$136 million	593*	$316 million*
Jeffrey Russell	3	$3.940 billion	1	$136 million	395	$200 million
Aram Green	4	$3.952 billion	2	$140 million	395	$200 million
* In addition, Brian Angerame and Derek Deutsch each manager 1 account, considered an “Other Account,” with assets of $32 million, for which ClearBridge receives performance-based fees.

Material Conflicts

Potential conflicts of interest may arise when the Small/Mid Cap Growth Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Small/Mid Cap Growth Fund’s portfolio managers. ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for a sub-adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style.  ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

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Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund it manages, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the Sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Compensation

Portfolio Manager Compensation Structure

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation.  Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation.  In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:
● Cash Incentive Award
● ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.
For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

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ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.
Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;
● Overall firm profitability and performance;
● Amount and nature of assets managed by the portfolio manager;
● Contributions for asset retention, gathering and client satisfaction;
● Contribution to mentoring, coaching and/or supervising;
● Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;
● Market compensation survey research by independent third parties

Champlain Investment Partners, LLC (“Champlain”), 180 Battery Street, Suite 400, Burlington, VT 05401, is the Sub-adviser for an allocated portion of the Small/Mid Growth Fund pursuant to a Sub-advisory Agreement with the Adviser.  Champlain is 100% employee owned.  For its services as a Sub-adviser, Champlain is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are based on account performance, this information is reflected in a separate table below.  Information is shown as of September 30, 2014.  Asset amounts are approximate and have been rounded. As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund, as it had not commenced operations.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Scott Brayman	5	$3.178 billion	3	$482.0 million	62*	$2.349 billion
* Mr. Brayman also manages 8 additional accounts, considered “Other Accounts” for purposes of the table above, with $264,567,581 in assets for which Champlain receives a performance fee.

Material Conflicts

Compensation.  All associates and partners have a base salary, along with participation in a discretionary bonus plan. The discretionary bonus is distributed based on individual contribution and overall firm performance. In addition, partners participate in pre-tax profit distributions. All senior members of the investment team, portfolio managers, senior analysts, and the head trader, are partners. The majority of compensation for partners is the distribution of profits and the discretionary bonus plan, aligning both short and long term interests with those of clients.

Research.  Champlain obtains research and information services in exchange for client brokerage commissions; these transactions include third party research, Champlain attendance at broker-sponsored industry conferences and soft dollar payments for data feeds and other analytical services. Clients may pay commissions higher than obtainable from other brokers in return for these products and services.  All clients receive the benefit of these services and all trading is done under best execution protocols.

Trade Allocation.  Champlain will seek to manage potential conflicts of interest in the following specific respects: (i) Where a potential, transaction would benefit more than one client, trades will be bunched where advantageous and allocated pro rata until all participating accounts have been satisfied, or by some other means deemed fair under the circumstances. The firm uses a trading system which facilitates the automated accomplishment of this fair allocation, and the trader instructs the system to adjust the allocation to minimize odd lots. Allocations may not be pro-rata due to individual account restrictions. This may result in a slightly larger allocation in permitted securities to those accounts than would otherwise be warranted by the account assets or no allocation at all if the security violates account guidelines. Also, cash flows in particular accounts may be considered when allocating investment opportunities; and (ii) we ensure that the firm’s Code of Ethics provisions on personal securities trading are followed so that personal trading by employees does not interfere with trading on behalf of clients.

Compensation

All employees and partners have a base salary, along with participation in a discretionary bonus plan. In addition, partners participate in pre-tax profit distributions. The portfolio manager is a partner.

Small/Mid Cap Value Fund

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), located at 600 Travis Street, Houston, Texas  77002, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Vaughan Nelson is a wholly-owned subsidiary of Natixis Global Asset Management, L.P.  For its services as a Sub-adviser, Vaughan Nelson is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Small/Mid Cap Value Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of September 30, 2014.  Asset amounts are approximate and have been rounded. As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund, as it had not commenced operations.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts*	Total Assets in the Accounts
Dennis G. Alff	5	$1,583,119,674	3	$132,746,381	286	$5,138,443,297
Chad D. Fargason	5	$1,583,119,674	3	$132,746,381	286	$5,138,443,297
Christopher D. Wallis	7	$2,411,510,420	3	$132,746,381	286	$5,138,443,297
Scott J. Weber	7	$2,411,510,420	3	$132,746,381	286	$5,138,443,297

* Messrs. Alff, Fargason, Wallis, and Weber each also manage one additional account, considered an “Other Account” for purposes of the table above, with $377,331,421 in assets for which Vaughan Nelson receives a performance fee.

Material Conflicts

At Vaughan Nelson, conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Small/Mid Cap Value Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Vaughan Nelson has adopted policies and procedures to mitigate the effects of these conflicts. A conflict of interest also may arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Small/Mid Cap Value Fund, or sells a stock for some accounts while buying the stock for others.  Another conflict which exists is the use of client commissions where a commission is paid to a broker or dealer that provides brokerage and/or research services in excess of the commission that would be charged by another broker or dealer for merely executing the same transaction (“soft dollar arrangements”) which is discussed further in the section “Execution of Portfolio Transactions and Brokerage” below.

Compensation

The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success.

Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

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All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to:
•	Performance of the strategy managed (both absolute and relative to peers)
•	Amount of revenue derived from the strategy managed
•	Contribution to the development and execution of the firm’s investment philosophy and process
•	Participation and effectiveness in performing client service activities and marketing initiatives

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the Internal Revenue Service (the “IRS”) limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Small/Mid Cap Value Fund and any other accounts managed.

Boston Partners (“Boston Partners”), 909 Third Avenue, New York, New York 10022,  is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Boston Partners is a division of Robeco Investment Management, Inc. (“RIM”). RIM is a wholly owned subsidiary of Robeco Group N.V., a global investment management company (“Robeco Group”). Robeco Group is majority owned by ORIX Corporation, a diversified financial services company based in Japan.  For its services as a Sub-adviser, Boston Partners is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of September 30, 2014.  Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee. As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund, as it had not commenced operations.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Steven Pollack, CFA	3	$9,670.6 million	2	$1,929.5 million	26	$1,963.3 million

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Material Conflicts

Potential Conflicts of Interest. Investment decisions for the Small/Mid Cap Value Fund’s portfolio are made in conjunction with decisions for other accounts and/or funds for the same strategy. Boston Partners recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high net worth individuals and institutional investors, and the other funds. These risks include, but may not be limited to: differing fee structures (including performance based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risk associated with simultaneous management if possible. Additionally, the Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

Compensation

All investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

1.	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;
2.	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
3.	Investment Team Performance: the financial results of the investment group; and
4.	Firm-wide Performance: the overall financial performance of Boston Partners.

We retain professional compensation consultants with asset management expertise to periodically review our practices to ensure that they remain highly competitive.

Boston Partners offers a profit participation plan focused on the firm’s investment professionals whereby participants receive the equivalent of an equity stake in the firm.  The incentive plan provides for the issuance of restricted shares and options that vest over multi-year periods.

Silvercrest Asset Management Group LLC (“Silvercrest:”), 1330 Avenue of the Americas, 38th Fl., New York, NY 10019, is the Sub-adviser for an allocated portion of the Small/Mid Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Silvercrest is a wholly-owned subsidiary of Silvercrest L.P., which is a limited partnership minority-owned by Silvercrest employees and a majority-interest owned by publically-held Silvercrest Asset Management Group Inc.  For its services as a Sub-adviser, Silvercrest is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of September 30, 2014.  Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee. As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund, as it had not commenced operations.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Roger W. Vogel	1	$54.6 million	0	$0	1,701	$5,818.8 million

Material Conflicts

The portfolio manager for the Small/Mid Cap Value Fund manages multiple accounts, including the Small/Mid Cap Value Fund. Conflicts of interest may arise where the structure of financial or other benefits available to the portfolio manager differs among these accounts. The portfolio manager may advise other pooled investment vehicles that pay a performance-based advisory fee. This may create an incentive to favor such vehicles over other accounts advised by the portfolio manager. In addition, the portfolio manager may devote unequal time and attention to the funds and accounts for which he provides investment advice. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he were to devote substantially more attention to a single fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Small/Mid Cap Value Fund, or make investment decisions that are similar to those made for the Small/Mid Cap Value Fund, both of which have the potential to adversely affect the price paid or received by the Small/Mid Cap Value Fund or the size of the security position obtainable for the Small/Mid Cap Value Fund. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Small/Mid Cap Value Fund’s ability to take full advantage of the investment opportunity. Silvercrest has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation

Compensation for the portfolio manager listed above includes an annual fixed based salary and potential incentive compensation up to a pre-determined fixed rate. The incentive compensation is primarily based on assets under management and composite portfolio performance relative to the relevant benchmark index over a rolling 2-year period. The relevant index for the Small/Mid Cap Value Fund is the Russell 2000 Value Index. Additional incentive consideration may be awarded for professional development and contribution to the organization’s broader performance metrics.

Advisory Research, Inc. (“Advisory Research”), 180 N Stetson Avenue, Suite 5500, Chicago, IL 60601, is the Sub-adviser for an allocated portion of the Small/Mid Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Advisory Research is a Delaware corporation, a wholly owned subsidiary of Piper Jaffray Companies and a registered investment advisor.    For its services as a Sub-adviser, Advisory Research is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of September 30, 2014.  Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee. As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund, as it had not commenced operations.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Matthew Swaim	11	$908.3 million	16	$713.1 million	732	$4,378.5 million
James Langer	11	$908.3 million	16	$713.1 million	732	$4,378.5 million
Bruce Zessar	11	$908.3 million	16	$713.1 million	732	$4,378.5 million

Material Conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund and/or other account. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the fund. Advisory Research has adopted a policy to provide for fair and equitable treatment of all client accounts, and periodically reviews such policy.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Advisory Research has adopted procedures for allocating portfolio transactions across multiple accounts.

Advisory Research determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Advisory Research acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Advisory Research may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

Advisory Research has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Compensation

Advisory Research manages its allocated portion of the Small/Mid Cap Fund’s portfolio on a team basis, with portfolio managers Matthew Swaim, James Langer and Bruce Zessar.

Advisory Research believes that its compensation structure/levels for staff and professionals are competitive and within industry levels.  Advisory Research also believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio managers are compensated with competitive salaries, annual bonuses that are based on each individual’s overall job performance and retirement benefits. Bonuses are discretionary and determined by Advisory Research’s CEO. The success of Advisory Research and the individual employees’ contribution to that success is the primary determinant of incentive compensation. This compensation structure is designed to align the best interests of our clients with the management of the portfolio.

All Funds

BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Square Drive, Princeton, New Jersey 08540, is the Sub-adviser for an allocated portion of the Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, and Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. BlackRock is a wholly owned subsidiary of BlackRock, Inc.  For its services as a Sub-adviser, BlackRock is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  None of the accounts listed below are subject to a performance-based advisory fee.  Information is shown as of September 30, 2014.  Asset amounts are approximate and have been rounded. As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Funds, as they had not commenced operations.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Chris Bliss	62	$63.2 billion	206	$468.0 billion	160	$435.3 billion
Greg Savage	308	$641.8 billion	89	$35.9 billion	12	$1.6 billion
Alan Mason	309	$627.6 billion	424	$507.1 billion	249	$462.9 billion

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Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.   It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.  Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of September 30, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable.  The performance of Messrs. Bliss, Mason and Savage is not measured against a specific benchmark.

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Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock.  Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.  Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Mason and Savage have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products.  Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

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SERVICE PROVIDERS

Administrator and Fund Accountant

USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator (the “Administrator”) to the Trust pursuant to an administration agreement (the “Administration Agreement”).  USBFS provides certain administrative services to the Trust, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value (“NAV”) and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, the Administrator will receive a portion of fees from the Funds as part of a bundled-fees agreement for services performed as Administrator, fund accountant and transfer agent.  The Administrator expects to receive approximately $875,000 annually.  Additionally, USBFS acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements.

Custodian

U.S. Bank National Association is the custodian (the “Custodian”) for the Trust and safeguards and controls the Trust’s cash and securities, determines income and collects interest on Trust investments. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.  USBFS, U.S. Bank National Association, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Legal Counsel

Morgan Lewis & Bockius, LLP, 1701 Market Street, Philadelphia, PA 19103-2921, serves as legal counsel to the Trust.

Goodwin Procter LLP, 901 New York Ave. NW, Washington, D.C. 20001, serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, IL 60606, is the Funds’ independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the SEC.

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EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Sub-advisory Agreement states that, with respect to the portion of Funds managed by each of the Sub-advisers, that Sub-adviser shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that each Sub-adviser shall only direct orders to an affiliated person of that Sub-adviser in accordance with Board adopted procedures and/or the 1940 Act.  In general, a Sub-adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances.  In selecting a broker-dealer to execute each particular transaction, a Sub-adviser may take the following into consideration, among other things: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis.  The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Adviser and the Board may determine, a Sub-adviser shall not be deemed to have acted unlawfully or to have breached any duty created by its Sub-Advisory Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to a Sub-adviser a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if a Sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or each Sub-adviser’s or the Adviser’s overall responsibilities with respect to a Fund or other advisory clients.  Each Sub-adviser is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of either.  Such allocation shall be in such amounts and proportions as a Sub-adviser shall determine.  Each Sub-adviser shall report on such allocations regularly to the Adviser and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when a Sub-adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of a Sub-adviser, each Sub-adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by a Sub-adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

CAPITAL STOCK

Shares issued by the Funds have no preemptive, conversion, or subscription rights.  Shares issued and sold by the Funds are deemed to be validly issued, fully paid and non-assessable by the Trust.  Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution.  Each Fund votes on all matters solely affecting the Fund (e.g., approval of the Advisory Agreement).  All series of the Trust vote as a single class on matters affecting those series jointly or the Trust as a whole (e.g., election or removal of Trustees).  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees.  While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith.  In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

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DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, each Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Valuation Committee considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Debt obligations are valued at current market prices, as discussed above.  In order to reflect their fair value, certain short-term securities with 60 days or less remaining to maturity may, unless conditions indicate otherwise, be amortized to maturity based on their cost to a Fund.

The securities in a Fund, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange on which the security is principally traded.

The Funds may invest in foreign securities, and as a result, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of the Fund securities used in the calculation.  Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund’s NAV.  If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board as described above.  Portfolio securities that are traded both on an exchange and in the OTC market will be valued according to the broadest and most representative market.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer.  When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation.

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For foreign securities traded on foreign exchanges, the Trust has selected FT Interactive data (“FTID”) to provide pricing data with respect to foreign security holdings held by a Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. Each Fund utilizes a confidence interval when determining the use of the FTID provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depository Receipt, if one exists. FTID provides the confidence interval for each security for which it provides a price. If the FTID provided price falls within the confidence interval, the Fund will value the particular security at that price. If the FTID provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications.  The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

REDEMPTIONS AND PURCHASES IN-KIND

The information provided below supplements the information contained in the Funds’ Prospectus regarding the purchase and redemption of the Fund shares.

Redemptions In-Kind

The Funds have reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold.  If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

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The Funds do not intend to hold more than 15% of its portfolio in illiquid securities.  In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio.  If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption.  Under normal circumstances, the Funds do not anticipate that they would selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request.  If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.  Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law.  Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Purchases In-Kind

Subject to the approval of a Fund, an investor may purchase shares of the Fund with securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  These transactions will be effected only if the Adviser or Sub-adviser deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund.  The Fund reserves the right to amend or terminate this practice at any time.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

All of the Funds, except for the Large Cap Value Fund, will make distributions of dividends and capital gains, if any, at least annually.  The Large Cap Value Fund will make distributions of dividends and capital gains, if any, at least quarterly. The Funds may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

In January of each year, the Funds will issue to each shareholder a statement of the federal income tax status of all distributions to each shareholder.

Tax Information

Each Fund has elected to qualify and intend to continue to qualify to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions.  Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with such distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.  However, a Fund can give no assurances that its distributions will be sufficient to eliminate all taxes.  To comply with such requirements, a Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of ordinary income for such year, (ii) at least 98.2% of the excess of realized capital gains over realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.  If a Fund fails to qualify as a RIC under Subchapter M of the Code, it will be taxed as a regular corporation.

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In order to qualify as a RIC, each Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  The Funds must also satisfy the following two asset diversification tests.  At the end of each quarter of each taxable year, (i) at least 50% of the value of a Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of RICs, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities of any two or more issuers (other than the securities of other RICs) that a Fund controls (by owning 20% of the total combined voting power of all classes or stock entitled to vote of such issuers) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  Each Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of each Fund’s net tax-exempt interest, if any.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period.  If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar.  A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The Funds’ ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Funds. The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely.  If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. A Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose.  A Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses.  In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

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The Funds receive income generally in the form of dividends and interest on investments.  This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you.  Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities it holds and the Funds report the distributions as qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).  A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code.  Therefore, if you lend your shares in a Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income.  Distributions that the Funds receive from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Any long term capital gain distributions are taxable to shareholders as long term capital gains for individual shareholders at a maximum rate of 20% regardless of the length of time they have held their shares.  Capital gains distributions are not eligible for the dividends received deduction referred to in the previous paragraph.  There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy.  Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Funds for the year.  Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.  All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

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To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares).  This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

The Funds (or their administrative agent) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the default cost which if applicable, will be provided to you by your financial adviser in a separate communication. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds).

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Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the IRS; (3) has failed to provide a Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal tax liability if proper documentation is provided.  The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund, subject to certain exceptions.  If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of a Fund’s foreign source income (including any foreign income taxes paid by the Funds), and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Funds at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns.  If not more than 50% in value of a Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund, subject to certain exceptions.  In this case, these taxes will be taken as a deduction by the Fund.

The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund.  Income from foreign currencies and income from certain transactions in forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will generally produce qualifying income under Subchapter M of the Code.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period.  Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

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Any security or other position entered into or held by a Fund that substantially diminishes a Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes.  In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that a Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short–term capital gain rather than long–term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short–term capital losses, be treated as long–term capital losses.  Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Funds at the end of their taxable year generally will be required to be “marked-to-market” for federal income tax purposes, that is, deemed to have been sold at market value.  Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long–term capital gain or loss, and the balance will be treated as short–term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund.  Under these rules, foreign exchange gain or loss realized with respect to debt securities and certain foreign currency forward contracts is treated as ordinary income or loss.  Some part of a Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction.

A U.S. withholding tax at a 30% rate is imposed on dividends paid after June 30, 2014 (and proceeds of sales in respect of Fund shares, including certain capital gain dividends, received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.  A Fund will not pay any additional amounts in respect to any amounts withheld.

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to the taxable accounts of U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on a Fund’s distributions. The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains from a Fund until a shareholder begins receiving payments from their retirement account.

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In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such changes could affect the validity of this discussion.  The IRS could assert a position contrary to those stated here.  The discussion also represents only a general summary of tax law and practice currently applicable to a Fund and certain shareholders therein, and, as such, is subject to change.  In particular, the consequences of an investment in shares of a Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.  Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice to his or her own particular circumstances.

DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), acts as principal underwriter in a continuous public offering of the Funds’ shares.  Pursuant to a distribution agreement (the “Distribution Agreement”) between Quasar and the Trust, on behalf of the Funds, Quasar acts as the Trust’s principal underwriter and distributor (the “Distributor”) and provides certain administration services and promotes and arranges for the sale of the Funds’ shares.  Quasar is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).

After its two year initial term, the Distribution Agreement between the Trust and Quasar continues in effect only if such continuance is specifically approved at least annually by the Board or the vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees.  The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on a 60-day written notice when authorized by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

FINANCIAL STATEMENTS

Investors in the Funds will be informed of the Funds’ progress through periodic reports.  Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually.

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APPENDIX A

SUMMARY OF CREDIT RATINGS

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectuses and this SAI.  Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value.  The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions.  A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Bonds

Aaa:  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa:  Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

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B:  Bonds which are rated B generally lack characteristics of the desirable investment — they are considered speculative and subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C:  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements:  Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds

AAA:  Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA:  Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

A:  Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

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BBB:  Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B:  Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C:  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:  obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

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FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds

AAA:  Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:  Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A:  Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:  Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB:  Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B:  Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC:  Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

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CC:  Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D:  Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” or “D” categories.

Credit Ratings – Municipal Securities and Commercial Paper

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. Tax-Exempt Municipals

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues:  Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government are identified with a # (hatchmark) symbol, e.g., # Aaa.

Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.  Loans bearing the designation of MIG 3/VMIG 3 are of acceptable quality, but have narrow liquidity and cash-flow protection and less well-established access to refinancing.

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Commercial Paper

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1:  Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:  (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Municipal Bond Ratings

AAA -- Prime Grade:  These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

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General Obligations Bonds:  In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds:  Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA -- High Grade:  The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A -- Good Grade:  Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds:  There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds:  Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements:  Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.  Notes rated SP-3 have a speculative capacity to pay principal and interest.

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Commercial Paper

A-1:  A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Commercial Paper

F-1:  Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2:  Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3:  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

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B:  Speculative. Uncertain capacity for timely payment of financial commitments, plus high vulnerability to near-term adverse changes in financial and economic conditions.

C:  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:  Default. Denotes actual or imminent payment default.

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APPENDIX B

Proxy Voting Policies

The following information is a summary of the proxy voting guidelines for the Adviser and the Sub-advisers.

OLIVE STREET INVESTMENT ADVISERS, LLC (the “Adviser”)

ADVISORY RESARCH, INC.
ARTISAN PARTNERS LIMITED PARTNERSHIP
BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC
BLACKROCK INVESTMENT MANAGEMENT, LLC
CHAMPLAIN INVESTMENT PARTNERS, LLC
CLEARBRIDGE INVESTMENTS, LLC
EAGLE ASSET MANAGEMENT, INC.
JENNISON ASSOCIATES LLC
LAZARD ASSET MANAGEMENT LLC
ROBECO INVESTMENT MANAGEMENT, INC./ BOSTON PARTNERS
SILVERCREST ASSET MANAGEMENT GROUP LLC
SUSTAINABLE GROWTH ADVISERS, LP
VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.
WELLINGTON MANAGEMENT COMPANY LLP
WILLIAM BLAIR & COMPANY, L.L.C.
(collectively, the “Sub-advisers”)

I.	BACKGROUND

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), each registered investment adviser should adopt and implement written policies and procedures reasonably designed to ensure that it is voting proxies in the best interest of its clients, describe how material conflicts that arise between the investment adviser and clients are resolved, disclose how clients may obtain information on how the investment adviser voted proxies, and describe its proxy voting procedures and furnish a copy upon request. Furthermore, Rule 204-2 requires certain books and records related to proxy voting to be maintained by the investment adviser.

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II.	POLICY

The Adviser has contractually delegated the Funds’ proxy voting authority to each of its respective Sub-advisers, as applicable. The Adviser’s Chief Compliance Officer, or his or her designee (the “Adviser’s CCO”) monitors proxy voting activities of the Adviser and the Sub-advisers to ensure compliance with underlying proxy voting guidelines; coordinates the preparation of the annual Form N-PX filing; and performs an annual review of each Fund’s proxy voting program to confirm that review, monitoring and filing processes are satisfied. The Adviser will review each Sub-adviser’s proxy voting guidelines to ensure that they meet the standards set forth from time to time by the SEC. The Adviser will report to the Board as necessary regarding the compliance of Adviser’s proxy voting guidelines and each Sub-adviser’s proxy voting guidelines with such SEC standards, including the procedures that the Adviser and each Sub-adviser uses when a vote presents a conflict between the interests of Fund shareholders and those of the Adviser or any Sub-adviser, respectively. The Sub-advisers shall report to the Adviser on a regular basis, but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved. The Adviser shall provide such reports to the Board at the next regular meeting of the Board after such reports were received from the Sub-advisers. The Adviser will also report to the Board at least annually on any conflicts of interest that arose from its own proxy votes and how such conflicts were resolved.

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ADVISORY RESEARCH

Advisory Research is a fiduciary that owes each client a duty of care with regard to all services undertaken on the client’s behalf. Proxy voting is one such service for the following clients: 1) those covered under the Employee Retirement Income Securities Act (“ERISA”) and 2) those non-ERISA clients over which Advisory Research exercises such voting authority. To fulfill these duties, Advisory Research must cast votes in a manner consistent with the best interests of its clients. In accordance with Rule 206(4)-6 under the Adviser’s Act, Advisory Research has adopted these policies and procedures.

Advisory Research has engaged Institutional Shareholder Services (“ISS”) to provide proxy voting services for clients over which Advisory Research exercises proxy voting authority.  Advisory Research has adopted standard proxy voting guidelines, which are applied by ISS to all Advisory Research proxy votes.  Advisory Research generally votes in accordance with its proxy voting guidelines; however, in rare circumstances it may opt to override the guidelines if it is decided to be the best interest of its clients.

Advisory Research believes that the use of standard proxy voting guidelines and the use of an independent third party, such as ISS, mitigate potential conflicts of interest between Advisory Research and its clients. In addition, Advisory Research has adopted a Code of Ethics, advocating strictly ethical behavior and mandating that all Advisory Research business activities be conducted in the best interest of its clients.

Receipt of Proxy Materials. Proxy materials from issuers, custodians or broker-dealers with respect to any securities held in client accounts are sent generally electronically to Advisory Research in care of ISS. On rare occasions, Advisory Research receives proxy materials from issuers, custodians or broker-dealers through the mail in hard copy form, which are then forwarded to ISS for processing.

Proxy Administration & ISS Oversight. ISS monitors Advisory Research’s client accounts and their ballot activity on an ongoing basis. To assist with this process (and wherever possible), ISS compares holdings quantities provided electronically by Advisory Research with those indicated on each ballot. Discrepancies are generally brought to the attention of the client’s custodian and/or proxy agent (such as Broadridge) as appropriate, but may also be referred to Advisory Research by ISS for additional assistance.

Primarily through its use of the ISS service, Advisory Research uses its best efforts to obtain ballots from its clients custodians and to vote every proxy which it or ISS receives when Advisory Research has been granted the authority to do so.  However, there are situations in which Advisory Research or ISS may not be able to process a ballot. For example, if Advisory Research or ISS received a proxy statement in an untimely manner, there may not be sufficient time to process the vote.  We believe that the use of a third party service, such as ISS, and our client relationships with multiple custodians reduce the likelihood of this occurring.

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Voting Decisions. Votes are generally processed by ISS pursuant to Advisory Research’s accepted proxy voting guidelines. Any recommendations by Advisory Research employees to vote against the guidelines should be brought to the attention of compliance department. Any resulting override shall be documented and then submitted to ISS by compliance personnel. In certain situations, Advisory Research may have a relationship with an issuer that could pose a potential conflict of interest when voting the shares of that issuer on behalf of clients (such as if the issuer is also a client of Advisory Research).  Advisory Research believes that the use of an independent third party, such as ISS, and the use of standard, pre-determined proxy voting guidelines should adequately address possible conflicts of interest in most cases. In unusual cases, such as if an agenda item is not addressed by the standard guidelines or if an Advisory Research employee has recommended a vote against the guidelines, Advisory Research may use other alternative procedures such as engaging a different independent third party to present a recommendation or forwarding the proxies to clients so that they may vote the proxies themselves.

Record of Votes Cast. Advisory Research has access to voting records for each issue and each client via ISS.

Client Requests for Votes. Although Advisory Research has adopted standard proxy voting guidelines, the client may request that Advisory Research vote proxies for their account in a particular manner. Such requests should be provided to Advisory Research in writing and will be addressed on a case by case basis with the client.

Client Requests for Voting Record. Clients may request proxy voting information. Advisory Research will respond to such requests showing how Client shares were voted on particular issues. The compliance department will maintain a copy of all such requests and responses.

A copy of Advisory Research’s complete proxy voting policy and procedures may be obtained by writing Advisory Research, Inc., 180 N. Stetson Ave., Suite 5500, Chicago, IL, 60601.

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Appendix B -4

Artisan Partners Proxy Voting Policy

Introduction

As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients’ securities in a manner that, in the judgment of Artisan Partners, is in the clients’ economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

Responsibility for Voting

Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act (ERISA) and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners’ judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

Primary Consideration in Voting

When Artisan Partners votes a client’s proxy with respect to a specific issuer, a client’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn’t take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.

Engagement of Service Provider

Artisan Partners has engaged ISS (Institutional Shareholder Services) (ISS) to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to ISS in this policy shall be deemed to be references to those other entities. In addition to ISS, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. (GL), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

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Appendix B -5

Voting Guidelines

●
Client Policy. If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client’s account in accordance with that policy.

●
No Client Policy. If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client’s account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standards described in this Policy. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the Guidelines). The Guidelines set forth

Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non- recurring issues. The Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

●	Limitations on Exercising Right to Vote. In the following circumstances Artisan Partners will not vote a client’s proxy:

●
No Responsibility. In certain circumstances, a client may direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must expressly preclude Artisan Partners from voting. In addition, Artisan Partners will not generally vote a client’s proxy after a client has terminated its advisory relationship with Artisan Partners.

●
Limited Value. Artisan Partners may abstain from voting the client’s proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

●
Unjustifiable Costs or Disadvantages. Artisan Partners may also abstain from voting the client’s proxy when the costs of or disadvantages resulting from voting, in Artisan Partners’ judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (share blocking). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

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●
Securities Lending. Certain of Artisan Partners’ clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted.

Proxy Voting Committee

Artisan Partners’ Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) where there is an actual or potential conflict of interest, makes determinations as to the votes to be cast. The Proxy Voting Committee is comprised of the persons appointed by Artisan Partners from time to time, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

Administration

●
Designation of Proxy Administrators. Members of the trading operations department of Artisan Partners, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

●	Receipt and Recording of Proxy Information. The legal and compliance department is responsible for establishing in the records for each client whether the client has:

●	vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

●	adopted a proxy voting policy that Artisan Partners is required to follow.

Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

●
Notification of Custodian and ISS. For each client account for which Artisan Partners has discretion to vote shareholder proxies, a member of the trading operations department or a Proxy Administrator shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to ISS and shall notify ISS of those instructions.

●
ISS Reports on Pending Proxy Solicitations. ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS’ reports as necessary, but no less frequently than weekly.

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●
Potential Conflicts of Interest. In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

Each person who serves as a Proxy Administrator, is a member of an investment team that recommends votes or serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the “Identified Issuers”), and provide such list to each Proxy Administrator.

Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre- determined. However, in the event an actual or potential conflict of interest has been identified, the procedures described in 7.F. below will be followed.

●
Voting Analysis. ISS and GL deliver information relating to their research on particular votes and their vote recommendations electronically to the Proxy Administrators. Each Proxy Administrator shall review the research and vote recommendations.

For all votes relating to routine or corporate administrative items (as identified in the Guidelines):

●	the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines.

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For all other votes (identified as discretionary items in the Guidelines):

●
the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team’s recommendation with respect to the vote.  If the vote pertains to an Identified Issuer, the Proxy Administrator will disclose the potential conflict to the investment team and ask whether the potential conflict has influenced the team’s voting recommendation. The Proxy Administrator will also notify the investment team(s) that the Proxy Committee will make a final voting recommendation, which may differ from the investment team’s recommendation.

●
The Proxy Administrator will complete the form attached hereto as Appendix B with the team’s recommended vote. The Proxy Administrator will forward a copy of that form to at least one member of the Proxy Voting Committee, who shall review the vote to evaluate whether the recommended vote appears to be the result of a conflict of interest. The member of the Proxy Voting Committee will consider the team’s recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest.

●
In the absence of a conflict of interest, the Committee member will generally follow the team’s recommendation. If a conflict of interest is identified or the vote pertains to an Identified Issuer, the Committee member will convene a meeting of the Committee, which will determine the course of action that it believes would best serve the interests of Artisan Partners’ clients as shareholders.

●
If the Committee concludes that a voting recommendation was influenced by a conflict of interest, the committee may instruct the firm’s proxy voting administrator to vote proxies in accordance with the recommendations of ISS or GL, provided that such service provider provides research and analysis with respect to the issuer in question and the committee member has reason to believe the service provider is independent of the issuer. If neither ISS nor GL meets these requirements, the Committee shall consider what course of action will best serve the interests of Artisan Partners’ clients, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

For votes of particular interest to an investment team:

●
from time to time, the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not be in the economic best interests of Artisan Partners’ clients as shareholders; in which case, the team(s) shall notify a Proxy Administrator, who will then provide the members of the Proxy Voting Committee with a summary of the information relating to the relevant proxy proposal and the team’s recommended vote together with ISS’s and/or GL’s analyses. The Proxy Voting Committee shall consider the team’s recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy. In the absence of a conflict of interest, the Committee will generally follow the team’s recommendation.

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Appendix B -9

In certain circumstances, ISS or GL may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from the provider and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, team recommendations shall be followed in accordance with and subject to the guidelines set forth above.

Review of Votes Cast

On a monthly basis, Artisan Partners monitors strategy votes to ensure ballots are processed on a consistent basis. On a quarterly basis, Artisan Partners engages in a vote reconciliation process for a representative account in each investment strategy managed by Artisan Partners. Artisan Partners determines whether proxy ballots for each meeting held during the quarter were voted in accordance with Artisan Partners’ voting instructions and this Proxy Voting Policy.

In some cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, a full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client’s custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. A full reconciliation of votes cast and shares held by those clients also is not possible. However, if a discrepancy is identified, Artisan Partners shall use reasonable efforts to determine the reasons for the discrepancy, and if such discrepancy is due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

Records and Reports

●
Reports. Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners’ Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners’ proxy voting records with respect to a client’s account available to that client or its representatives for review and discussion upon the client’s request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners’ proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to the Proxy Administrator or a member of the Proxy Voting Committee who will handle the request.

●
Records – Basis for Vote. Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

1.	For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

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2.
For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member.

●
Records – General. The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners’ request:

1.	a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC’s EDGAR website;

2.	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

3.	a copy of each written client request for Artisan Partners’ proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

4.	a copy of Artisan Partners’ Proxy Voting Policy, including the Guidelines.

●
Records – Retention. All records kept under this Article 9 shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

Artisan Partners Limited Partnership	Proxy Voting Policy

Trading Operations Group

Revised: Final 08/12/2014

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Appendix B -11

APPENDIX A to Artisan Partners Proxy Voting Policy
Proxy Voting Guidelines

I.           Background

The following proxy voting guidelines (Guidelines) summarize Artisan Partners’ positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS.

The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners’ clients for which Artisan Partners has voting authority. ISS is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners’ investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where following the Guidelines would be inconsistent with local regulations, customs or practices.

II.         General Guidelines

A.
Reliance on Information Provided by and Due Diligence of ISS. Artisan Partners may rely on the information provided by and due diligence efforts of ISS in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by ISS is incorrect.

B.
Non-U.S. Securities. In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or ISS on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client’s proxy voting policy specifically requires other action. In some jurisdictions, a sub-custodian bank (record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements (for example, providing a power of attorney to the local sub-custodian), which may be imposed a single time or may be periodic. Artisan Partners does not have the ability to vote shares held in a client’s account unless the client, in conjunction with the client’s custodian, has fulfilled these requirements.

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C.
Securities Lending. Certain of Artisan Partners’ clients engage in securities lending programs under which a client’s shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. In addition, in some circumstances, a client may determine that recalling the security to vote is not in its best interest and may not be willing to do so. Therefore, in most cases, those shares will not be voted.

D.
Securities Not Acquired by Artisan Partners. From time to time, Artisan Partners’ client accounts may hold securities not specifically acquired for such accounts by Artisan Partners. Such securities are typically received through corporate or other actions, transfers in of securities acquired by other managers, or through clients’ investments in short-term investment funds for cash management purposes. When Artisan Partners receives proxies relating to such securities, it will vote in accordance with the recommendations of ISS.

E.
Consideration of Relevant Factors. These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III.           Routine and Corporate Administrative Items
A.              Operational Items.

1.
Adjourn Meeting. Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Circumstances in which an adjournment is sought to provide management with additional time during which to seek shareholder approval of a proposal of which Artisan Partners is in favor shall be deemed to be a compelling reason to support such proposals.

2.
Amend Quorum Requirements. Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3.
Minor Amendment to Charter or Bylaws. Vote FOR bylaw or charter changes that are housekeeping or administrative in nature (updates or corrections) or changes required by or to conform to applicable law or requirements of national exchanges or other regulatory organizations.

4.                       Change Company Name. Vote FOR proposals to change the corporate name.

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5.
Change in Principal Place of Business or Registered Office. Vote FOR proposals to change principal place of business or registered office, unless the proposal appears unreasonable or would cause a change in the state or country of incorporation. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents in connection with such change.

6.
Change Date, Time, or Location of Annual Meeting. Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

7.
Electronic Meetings of Shareholders. Vote FOR management proposals to hold shareholder meetings using audio and video transmission (including live webcasts), unless the proposed alternative appears unreasonable in light of the circumstances.

8.	Ratify Auditors. Vote FOR management proposals to ratify the selection of auditors, unless:

●
An auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence, including whether the amount of consulting or related services provided by the auditor to the issuer or the fees paid for non-audit services are excessive;

●	There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

●	Serious concerns about accounting practices are identified such as fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures.

9.
Authorize Board to Fix Remuneration of Auditors. Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.

10.	Confidential Voting. Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

11.	Submission of Financial Statements and Statutory Reports. Vote FOR the adoption or approval of routine submissions of an issuer’s annual financial statements and statutory reports.

12.
Dividend Distributions and Profit Distribution/Allocation Plans. Vote FOR routine submissions of an issuer’s cash or stock dividend payout and profit distribution/allocation plans (including dividend capitalization or share capital reduction plans accompanied by cash distributions), assuming pro rata payout or distribution to all shareholders. Also, vote FOR ratification of board actions taken with respect to such dividend payouts and profit distribution/allocation plans.

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13.
Transact Other Business or Grant a Blank Proxy. Vote AGAINST proposals to approve other business when it appears as a voting item or to give proxy authority to a specified person to vote, at that person’s discretion, on any item that has yet to be raised and/or about which no information has been disclosed.

14.
Electronic Communications to Shareholders. Vote FOR proposals to allow for delivery of notices and various corporate documents (such as prospectuses and annual reports, for example) to shareholders via electronic means to the extent shareholders are given the right to request hard copies of such notices and documents. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents permitting such electronic communications to shareholders.

15.	Re-Registration of Shares. Vote AGAINST proposals to re-register shares in share blocking markets. Vote FOR re-registration in markets that do not engage in share blocking.

16.	Routine Items of Foreign Issuers. Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

●	election of chairman of the annual general meeting (“AGM”);

●	preparation and approval of list of shareholders entitled to vote at AGM;

●	approval of meeting agenda;

●	approval of minutes of previous AGM, and technical or immaterial amendments to previously approved minutes of such AGM;

●	approval of routine capital budget requests in the absence of any known concerns or evidence of prior mismanagement;

●	acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman’s reports, operations reports, reports on company performance, etc.;

●	appointment of internal statutory auditors, but vote AGAINST appointment of internal statutory auditors that are affiliated with the issuer and are listed as independent;

●	award of cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry;

●	discharge of responsibility of the management or supervisory board for the fiscal year in review, but vote AGAINST such proposal if there are serious questions about

●	actions of the management or board members or legal action is being taken against the management or board members by other shareholders;

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●	approval of retirement plans or payments relating to those plans for employee directors;

●	approval of general meeting guidelines;

●	grant of authorization to the board of directors to ratify and execute approved resolutions;

●	designation of inspector or shareholder representative for approval of the minutes of the AGM;

●	acknowledgment of the proper convening of the AGM;

●
adoption of or approval of changes to procedural rules for shareholders’ general meetings, board meetings and supervisory committee meetings that are guidelines that seek to establish functions, powers, policies and procedures for these types of meetings in accordance with applicable law or requirements of national exchanges or other regulatory organizations;

●	authorization to form a special committee and elect its members to conduct shareholder meeting formalities (i.e. verify quorum);

●	authorization to hold general meetings (other than AGMs) with 14 days’ notice in limited and time-sensitive circumstances where it would be to the advantage of shareholders as a whole;

●	authorization to make donations to EU political organizations for the purpose of preventing an inadvertent breach of the Political Parties, Elections and Referendum Act 2000;

●	approval to create corporate website and related amendments that govern the terms of use of the company’s website;

In instances where a member of the Proxy Voting Committee believes that sufficient information is not available to make an informed voting decision on a matter, a vote will be placed in accordance with the recommendations of ISS.

17.	Appoint Special Appraiser. Vote FOR proposals to appoint certain appraisers, special auditors or liquidators unless there are concerns noted related to the appointment.

18.	Other Business. Vote AGAINST proposals to approve other business when it appears as a voting item.

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B.     Board of Directors

1.
Director Nominees in Uncontested Elections. Vote FOR director nominees (including internal statutory auditors of Japanese companies) and nominees to any committee of the board of directors in uncontested elections, except that votes should be WITHHELD from directors who, as reported in the issuer’s proxy statement or materials provided by one of Artisan Partners’ proxy service providers:

●
Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness, absence due to company business, or other circumstances outside of the director’s control where sufficient facts are available to suggest the absences were duly justified. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence reduced the director’s attendance below 75%;

●                     Votes to implement or renew a dead-hand or slow-hand poison pill;

●	Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years (unless Artisan Partners did not support such proposal);

●                     Ignored a shareholder proposal approved by a majority of the shares outstanding
(unless Artisan Partners did not support such proposal);

●	Failed to act on a takeover offer where the majority of the shareholders had tendered their shares;

●
With respect to director candidates of U.S. companies only, serves on the board of directors of more than six publicly-traded companies or serves as the chief executive officer of a publicly-traded company and also serves on the board of directors of more than two publicly-traded companies besides his/her own company (except that a vote will not be withheld for a candidate in director elections of the publicly traded company for which the director also serves as the chief executive officer; i.e., the vote will be withheld only in director elections for such candidate’s outside boards);

●
In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense.

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested and will be voted in accordance with the requirements set forth in sub-section entitled “Proxy Contests” under Discretionary Issues section of the Guidelines.

2.	Age Limits. Vote AGAINST proposals to impose a mandatory retirement age for outside directors. Vote FOR proposals to eliminate such a requirement.

3.
Service on Other Boards. Vote FOR proposals to release restrictions of competitive activities of directors, which would permit the directors to serve on the boards of other companies to the extent such service on other boards is not otherwise limited or prohibited pursuant to applicable laws or regulations. Vote AGAINST any proposals that would impose restrictions on competitive activities of directors that would prohibit the directors from serving on the boards of other companies, unless such restrictions or prohibitions are warranted by the applicable laws or regulations.

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4.
Board Size. Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

5.
Classification/Declassification of the Board. Vote AGAINST proposals to classify the board, including proposals to amend charter or bylaws to, in effect, permit classification of the board. Vote FOR proposals to repeal classified boards and to elect all directors annually, including proposals to amend charter or bylaws to, in effect, eliminate classification of the board.

6.
Cumulative Voting. Vote proposals to eliminate cumulative voting in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows: AGAINST – Emerging Markets, Global Equity, U.S. Value; FOR – Global Value; and CASE-BY-CASE – U.S. Growth. In director elections of companies in countries where cumulative voting is required by law or regulation, vote for the directors in accordance with the cumulative voting recommendations by ISS.

7.	Indemnification and Liability Protection. Vote AGAINST proposals that would eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

8.
Filling Vacancies. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

9.
Director Resignations. Vote FOR management proposals to accept resignations of directors from the board or committees on which they serve, unless there are apparent contentious issues relating to or requiring the resignation, in which case it shall be voted on a CASE-BY-CASE basis.

10.	Removal of Directors. Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

11.              Term Limits. Vote AGAINST proposals to limit the tenure of outside directors.

12.	Majority Vote Requirements. Vote FOR management proposals to require election of directors by a majority of votes cast.

C.     Mergers and Corporate Restructuring

1.	Appraisal Right. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
2.
Conversion of Securities and Corporate Reorganizations. Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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D.     Antitakeover Defenses and Voting Related Issues

1.
Amend Bylaws without Shareholder Consent. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

2.
Control Share Acquisition Provisions. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares and to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3.	Fair Price Provisions. Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

4.	Greenmail. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5.	Issue Stock for Use with Rights Plan. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

6.	Stakeholder Provisions. Vote AGAINST proposals that ask the board to consider non- shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

7.	Supermajority Vote Requirements. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

8.
Control Share Cash-Out Provisions. Vote FOR proposals to opt out of control share cash-out statutes. Such statutes give dissident shareholder(s) the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position.

9.
Disgorgement Provisions. Vote FOR proposals to opt out of state disgorgement provisions. Such provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge to the company any profits realized from sale of that company’s stock purchased 24 months before achieving control status.

10.             Freeze-Out Provisions. Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

E.     Capital Structure

1.               Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock (including through share capital reduction plans that provide for pro rata capital repayments) or to increase the par value of common stock in order to capitalize cash dividends paid to all shareholders on a pro rata basis, unless the action is being taken to facilitate an anti- takeover device or some other negative corporate governance action. Vote FOR management proposals to eliminate par value. Additionally, vote FOR any amendments to bylaws or other corporate documents related to the items above.

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2.               Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

3.               Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals to increase number of authorized shares of class or series of preferred stock that has superior voting rights, at a company that has more than one class or series of preferred stock.

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

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4.               Dual Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

●	It is intended for financing purposes with minimal or no dilution to current shareholders;

●	It is not designed to preserve the voting power of an insider or significant shareholder.

5.               General Issuances of Equity or Equity-Linked Securities

Vote FOR proposals to issue equity or equity-linked securities with preemptive rights to a maximum of 100% or without preemptive rights to a maximum of 20% over currently issued capital over a specified period of time, unless adequate restrictions on discounts and the limit on the number of times the mandate may be refreshed are not set.

6.               Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans, except that proposals where there is evidence that a proposed repurchase plan is not fair to all shareholders or where the company indicates that a proposed repurchase plan may continue during a takeover period shall be voted on a CASE-BY-CASE basis. Also, vote FOR management proposals to authorize the use of financial derivatives when repurchasing shares if voted FOR the approval of the relevant share repurchase plan.

7.               Reissuance of Repurchased Shares

Vote FOR management proposals to reissue previously repurchased shares to the extent such reissuance would have a dilution effect of no more than 10%, unless there is clear evidence of abuse of this authority in the past.

8.               Cancellation of Repurchased Shares

Vote FOR management proposals to cancel previously repurchased shares for routine accounting purposes unless the terms are unfavorable to shareholders.

9.               Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined by taking into consideration the results of an analysis that uses a model developed by ISS.

10.             Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or to avoid delisting.

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F.     Executive and Director Compensation

1.	Stock Plans in Lieu of Cash. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange for non-employee director plans only.

2.               Director Retirement Plans. Vote AGAINST retirement plans for non-employee directors.

3.
Incentive Bonus Plans and Tax Deductibility Proposals. Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) of the Internal Revenue Code if no increase in shares is requested and if the plan does not contain an evergreen provision. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

4.
Advisory Vote on Say on Pay Frequency. Vote proposals regarding the frequency in which companies must present shareholders with an advisory vote on executive compensation in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows: One Year – U.S. Value, Global Value, Global Equity; Two Years – Emerging Markets; Three Years – U. S. Growth.

5.
Executive Death Benefits (Golden Coffins). Vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

G.
Social and Environmental Issues. Vote with management on shareholder proposals related to social and environmental issues. Among the social and environmental issues to which this pertains are the following: board diversification issues (e.g., representation on the board of women and minorities), consumer issues and public safety (e.g., animal rights, genetically modified foods, handguns, predatory lending, tobacco), environmental and energy issues (e.g., wildlife preservation, CERES principles, general environmental issues, global warming, recycling, renewable energy), political concerns (e.g., reporting on political contributions), preparation of sustainability reports (e.g., to address environmental, labor, human rights, health and safety, economic or other social issues and considerations), labor standards and human rights (e.g., international codes of conduct, country-specific human rights reports, China principles, MacBride principles), military business (e.g., military sales, weapons production), workplace diversity (e.g., equal opportunity reports, sexual orientation, employee diversity) and charitable contributions.

H.
Bundled Proposals (Routine Items Only). Vote bundled or “conditioned” proposals that consist of routine items and that, if voted separately, would result in conflicting outcomes, pursuant to recommendations of ISS.

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IV.           Discretionary Issues

A.             Shareholder Proposals. Vote CASE-BY-CASE for all shareholder proposals, except for shareholder proposals regarding social and environmental issues, which shall be voted in accordance with Section III.G, and shareholder proposals to change the date, time or location of annual meeting, which shall be voted in accordance with Section III.A.6.

B.             Board of Directors

1.	Majority of Independent Directors. Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

2.
Majority of Independent Committee Members. Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

3.
Cumulative Voting. All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company’s governing documents and the company’s relative performance.

4.
Indemnification and Liability Protection. Proposals providing expanded insurance coverage or indemnification or liability protection in cases when a director or officer was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, but the director’s or officer’s legal defense was nonetheless unsuccessful, should be evaluated on a CASE-BY-CASE basis.

5.                       Establish/Amend Nominee Qualifications. Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

C.     Proxy Contests

1.
Director Nominees in Contested Elections. Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, with shareholders determining which directors are best suited to add value for shareholders, considering the following factors, as applicable:

●                     Performance of the company relative to its peers

●                     Strategic plans of the incumbents and the dissidents

●                     Independence of directors/nominees

●                     Governance profile of the company

●                     Evidence of management entrenchment

●                     Experience and skills of board candidates

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●                     Responsiveness to shareholders

●                     Whether takeover offer has been rebuffed

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested.

2.
Non-Director Voting Items. Votes on matters other than election of directors in proxy contests should be decided on a CASE-BY-CASE basis, even if such matters would otherwise be routine voting items under this policy.

3.
Reimbursing Proxy Solicitation Expenses. In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses. Otherwise, voting to reimburse proxy solicitation expenses should be analyzed on a CASE- BY-CASE basis.

D.     Mergers and Corporate Restructuring

1.
Mergers and Acquisitions, Asset Purchases and Asset Sales. Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering, as applicable:

●                     Strategic rationale for the transaction and financial and operational benefits

●                     Offer price (cost vs. premium) and market reaction

●                     How the transaction was negotiated and the process

●                     Changes in corporate governance and their impact on shareholder rights

●                     Conflicts of interest

2.
Conversion of Securities and Corporate Reorganizations. Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering, as applicable:

●                     Dilution to existing shareholders’ position

●                     Conversion price relative to market value

●                     Financial issues

●                     Control issues

●                     Termination penalties

●                     Terms of the offer

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●                     Management’s efforts to pursue other alternatives

●                     Conflicts of Interest

3.	Formation of Holding Company. Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering, as applicable:

●                     Reasons for the change

●                     Any financial or tax benefits

●                     Regulatory benefits

●                     Increases in capital structure

●                     Changes to the articles of incorporation or bylaws of the company

4.	Going Private and Going Dark Transactions (LBOs and Minority Squeezeouts). Vote on going private transactions on a CASE-BY-CASE basis, taking into account, as applicable:

●                     Offer price/premium

●                     Fairness opinion

●                     How the deal was negotiated

●                     Other alternatives/offers considered

●                     Non-completion risk

●                     Conflicts of interest

5.
Issuance of Warrants/Convertibles/Debentures. Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY- CASE basis by considering, as applicable:

●                     Dilution to existing shareholders’ position

●                     Terms of the offer

●                     Financial issues

●                     Management’s efforts to pursue alternatives

●                     Control issues

●                     Conflicts of interest

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6.	Joint Ventures. Vote CASE-BY-CASE on proposals to form joint ventures, taking into account, as applicable:

●                     Percentage of assets/business contributed

●                     Percentage ownership

●                     Financial and strategic benefits

●                     Governance structure

●                     Conflicts of interest

●                     Other alternatives

●                     Non-completion risk

7.	Liquidations. Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing, as applicable:

●                     Management’s efforts to pursue other alternatives

●                     Appraisal value of the assets

●                     Compensation plan for executives managing the liquidation

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

8.	Private Placements. Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis by considering, as applicable:

●                     Dilution to existing shareholders’ position

●                     Terms of the offer

●                     Financial issues

●                     Management’s efforts to pursue alternatives

●                     Control issues

●                     Conflicts of interest

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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9.
Prepackaged Bankruptcy Plans. Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY- CASE basis, after evaluating, as applicable:

●                     Dilution to existing shareholders’ position

●                     Terms of the offer

●                     Financial issues

●                     Management’s efforts to pursue other alternatives

●                     Control issues

●                     Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

10.	Recapitalizations. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account, as applicable:

●                     More simplified capital structure

●                     Enhanced liquidity

●                     Fairness of conversion terms, including fairness opinion

●                     Impact on voting power and dividends

●                     Reasons for the reclassification

●                     Conflicts of interest

●                     Other alternatives considered

11.	Spinoffs. Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering, as applicable:

●                     Tax and regulatory advantages

●                     Planned use of the sale proceeds

●                     Benefits that the spinoff may have on the parent company

●                     Valuation of spinoff

●                     Conflicts of interest

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●                     Any changes in corporate governance and their impact on shareholder rights

●                     Change in the capital structure

12.	Exclusive Venue. Vote CASE-BY-CASE on exclusive venue proposals giving consideration to the following factors, as applicable:

●	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

●
Whether the company has appropriate governance features, such as an annually elected board, a majority vote standard in uncontested director elections and the absence of a poison pill, unless the pill was approved by shareholders.

E.     Antitakeover Defenses

1.
Fair Price Provisions. Votes on proposals to adopt fair price provisions or opt out of state fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors, as applicable:

●	Percentage of outstanding shares that an acquirer must obtain before triggering the defense

●                     Formula employed in determining fair price

●                     Vote needed to overcome the board’s opposition to the acquisition

●                     Vote required to repeal or amend the fair pricing provision

●                     Size of the block of shares controlled by officers, directors, and their affiliates

●                     Other takeover provisions

●                     Company history relating to premium acquisition offers

2.
Greenmail. Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

3.
Poison Pills (Shareholder Rights Plans). Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes, as applicable:

●                     20% or higher flip-in or flip-over

●                     Two to three year sunset provision

●                     No dead-hand, slow-hand, no-hand or similar features

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●
Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

4.               Shareholders’ Ability to Call Special Meetings. Votes on proposals to restrict or prohibit shareholders’ ability to call special meetings or to remove restrictions on the right of shareholders to act independently of management should be evaluated on a CASE-BY- CASE basis.

F.     State or Country of Incorporation

1.
State Takeover Statutes. Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

2.
Reincorporation Proposals. Votes on proposals to change a company’s state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, as applicable:

●                     Reasons for reincorporation

●	Comparison of company’s governance provisions prior to and following the transaction

●	Comparison of corporation laws of original state or country and destination state or country

G.     Capital Structure

1.
Common Stock Authorization. Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

2.
Preferred Stock. Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

3.
Reverse Stock Splits. Votes on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

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4.	Tracking Stock. Votes on the creation of tracking stock are determined on a CASE-BY- CASE basis, weighing the strategic value of the transaction against the following factors, as applicable:

●                     Adverse governance changes

●                     Excessive increases in authorized capital stock

●                     Unfair method of distribution

●                     Diminution of voting rights

●                     Adverse conversion features

●                     Negative impact on stock option plans

●                     Other alternatives such as a spinoff

H.           Executive and Director Compensation

1.
Bundled Compensation. Votes on non-executive director compensation proposals that include both cash and share-based components as well as proposals that bundle compensation for both non-executive and executive directors into a single resolution are determined on a CASE-BY-CASE basis.

2.
Compensation Plans (Management “Say on Pay”). Votes on compensation plans for executives and directors, including advisory votes on compensation matters, are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS, if available.

3.
Remuneration Report. Votes on an issuer’s compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

4.
Stock Plans in Lieu of Cash. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

5.
Management Proposals Seeking Approval to Reprice Options. Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following, as applicable:

●                     Historic trading patterns

●                     Rationale for the repricing

●                     Value-for-value exchange and treatment of surrendered options

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●                     Option vesting period and term of the option

●                     Exercise price

●                     Participants

6.	Employee Stock Purchase Plans. Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

●                     Purchase price compared to fair market value

●                     Offering period

●                     Potential voting power dilution

Votes on non-qualified employee stock purchase plans should be determined on a CASE- BY-CASE basis considering the following factors, as applicable:

●                          Broad-based participation by company employees

●                          Limits on employee contributions

●                          Company matching contributions

●                          Discounts on the stock price at the time of purchase

7.
Incentive Bonus Plans and Tax Deductibility Proposals. Votes on new or amended plan proposals containing evergreen provisions should be considered on a CASE-BY-CASE basis.  Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY- CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

8.
Golden and Tin Parachutes. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

●	The parachute should be less attractive than an ongoing employment opportunity with the firm; and

●                     The triggering mechanism should be beyond the control of management.

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9.
Bonus Banking/Bonus Banking “Plus”. Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results based on performance metrics on which the bonus was earned, taking into account the following factors:

●                     The company’s past practices regarding equity and cash compensation

●	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio

●                     Whether the company has a rigorous claw-back policy in place

I.	Bundled Proposals. Vote bundled or “conditioned” proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

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BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC

Proxy Voting
For clients who so elect, BHMS has the responsibility to vote proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting, and reporting of proxy voting and makes appropriate disclosures about the Firm’s policies and procedures to clients.  BHMS provides information to clients about how their proxies were voted and retains records related to proxy voting.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. to provide research on corporate governance, financial statements, business, legal and accounting risk and supplies proxy voting recommendations.  Glass Lewis also provides proxy execution, record keeping, and reporting services.

BHMS has implemented a Proxy Oversight Committee to organize, review and evaluate the data and recommendations and manage the voting process to completion.

Potential conflicts may arise when BHMS invests in securities of companies who are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:
●           Making all voting decisions for the benefit of the shareholder;
●           Uniformly voting every proxy based on our internal research and consideration of GL recommendations;
●           Documenting the votes of companies who are also clients of the Firm.

If a material conflict of interest exists, the proxy coordinators will determine whether it is appropriate to disclose the conflict with the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

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BLACKROCK INVESTMENT MANAGEMENT, LLC

I.	INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds other than the iShares Funds1 (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.
BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department. BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.
BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

1              The U.S. iShares Funds have adopted a separate Proxy Voting Policy.

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II. PROXY VOTING POLICIES

A.	Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B.	Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C.	Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

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D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F. Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

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CHAMPLAIN INVESTMENT PARTNERS, LLC

POLICIES AND PROCEDURES

PROXY VOTING

Policy

Unless otherwise directed, Champlain, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. A copy of our written proxy policy and procedures and/or the record of proxy votes for a client’s portfolio will be provided to that client upon request.

Champlain’s policy is to vote proxies for client accounts unless otherwise directed in writing. Champlain votes all proxies for all Champlain sponsored mutual funds and commingled funds.

Unless Champlain otherwise agrees in writing, Champlain will not advise or take any action on behalf of a client in any legal proceedings, including bankruptcies or class actions, involving securities held in, or formerly held in, client’s account or the issuers of those securities.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

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Responsibility

The Proxy Voting Manager has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Champlain has adopted comprehensive proxy voting procedures to implement the firm’s investment policies on behalf of clients. Proxy policies and procedures will be monitored closely, and may be amended or updated when appropriate, to ensure the policies outlined below are effectively executed:

Voting Procedures

▪	All employees will forward any proxy materials received on behalf of clients to The Proxy Manager;
▪	The Proxy Manager will determine which client accounts hold the security to which the proxy relates;
▪
Absent material conflicts, the appropriate company analyst will determine how Champlain should vote the proxy in accordance with applicable voting guidelines. Proxy systems (i.e. Proxy Edge) may be used to aid in the voting process;

▪
Clients may provide proxy guidelines to Champlain, in which case the appropriate company analyst will vote in accordance with the applicable voting guidelines provided while adhering to the Conflict of Interest section below.

▪	The Proxy Manager will complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

▪
Champlain will conspicuously display information in its Disclosure Document summarizing the proxy voting policy and procedures, including a statement that clients may request information regarding how Champlain voted a client’s proxies, and that clients may request a copy of these policies and procedures.

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Client Requests for Information

▪	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to The Proxy Manager.
▪
In response to any request, The Proxy Manger will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Champlain voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

Proxy Voting Philosophy

Champlain believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts. With this goal in mind, we will engage in a rigorous appraisal and evaluation process in which our proxy voting will support corporate management practices that are strictly shareholder oriented and corporate policies, which are aligned with maximizing shareholder returns.

Fiduciary Responsibility

Champlain has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of accounts under management. Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties, and vote proxies based solely on the best interests of our clients.

Using Management Guidance

The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. In some cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with our assessment of sound management practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients.

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Policy on Board of Directors

Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company’s Board of Directors, and a cornerstone of sound corporate governance. To that end, we will support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on individual director nominees are made on a case-by-case basis examining such factors as board and committee composition, past attendance record and governance efficacy. Votes for director nominees may be withheld in cases where a lack of independence, lack of material financial interest in the company, or evidence of poor past governance practices exists.

Policy on Audit Committee

Champlain believes that audit committees should be comprised of directors who are independent and financially literate, and shall vote in favor of such a structure. The audit committee should have the exclusive authority to hire independent auditors. We will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of the outside auditor when such relationships exist.

Policy on Proxy Contest Defenses / Anti-takeover Measures

Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.

 Anti-takeover measures generally opposed:

▪	Classification of the Board of Directors
▪	Shareholder rights plans (poison pills)
▪	Greenmail
▪	Supermajority rules to approve mergers or amend charter or bylaws
▪	Authority to place stock with disproportionate voting rights
▪	Golden Parachutes

Shareholder resolutions generally supported:

▪	Rescind or prohibit any of the above anti-takeover measures
▪	Annual voting of directors; repeal classified boards.
▪	Adoption of confidential voting
▪	Adoption of cumulative voting
▪	Redeem shareholder rights plans
▪	Proposals that require shareholder approval of rights plans (poison pills)

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Policy on Capital Structure

Champlain considers disciplined capital use an essential component of effective corporate management. Therefore we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs for the next twelve months or for compelling management uses. We will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation

Champlain believes stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. We will oppose all option plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate directors, executives and employees. Champlain will consider factors such as other corporate incentives, corporate performance, industry practices, and terms and duration of the option program in its decision. Although each plan will be voted on a case-by-case basis, we will generally vote against plans, which do not meet several criteria. Champlain standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) any material revisions to plans requiring a shareholder vote. Champlain believes that these criteria will lead to votes in favor of plans that meet the ultimate goal of aligning management and shareholder interests, while providing reasonable economic incentives for managers. We will vote for proposals requiring shareholder approval to reprice options, and will generally vote against option strike price repricing. We withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

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Policy on Mergers and Corporate Restructurings

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial terms, benefits and acquisition price.

Social and Environmental Issues

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

▪	allow shareholder control of corporate charitable contributions
▪	exit the nuclear power business
▪	adopt the MacBride Principles
▪	adopt the Valdez Principles
▪	stop doing business with the US Department of Defense
▪	stop using animals for product testing
▪	make donations to a pro-life or pro-choice advocate
▪	stop donations to a pro-life or pro-choice advocate
▪	move its annual meeting to a town with better public transportation

While Champlain directors, officers, employees and clients may have personal views with respect to each of these and other issues; it is our corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

Conflicts of Interest

▪	If there is a conflict of interest between the Champlain proxy voting policy and a client’s expressed voting policy, Champlain will vote the proxy in the manner the client has articulated.
▪
Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business or personal relationship with the issuer.

▪
If a material conflict of interest exists, The Proxy Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

▪	Champlain will maintain a record of the voting resolution of any conflict of interest.

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Voting Guidelines on Money Market Funds Held for Clients’ Cash Sweep and Account Transition Holdings

Champlain will vote in line with management’s recommendation on proxies for money market funds held for a clients cash sweep, as well as for client holdings that Champlain has sold or is in the process of selling as part of an account transition.

Recordkeeping

The Proxy Manager shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

▪	These policies and procedures and any amendments;
▪	A record of each vote that Champlain casts;
▪	A copy of each written request from a client for information on how Champlain voted such client’s proxies, and a copy of any written response.
▪	Any document Champlain creates that is material to making a decision on how to vote proxies, or that memorializes that decision.

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CLEARBRIDGE INVESTMENTS, LLC

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF JANUARY 7, 2013

I.	Types of Accounts for Which ClearBridge Votes Proxies
II.	General Guidelines
III.	How ClearBridge Votes
IV.	Conflicts of Interest
A.           Procedures for Identifying Conflicts of Interest
B.           Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
C.           Third Party Proxy Voting Firm – Conflicts of Interest
V.	Voting Policy
A.	Election of Directors
B.	Proxy Contests
C.	Auditors
D.	Proxy Contest Defenses
E.	Tender Offer Defenses
F.	Miscellaneous Governance Provisions
G.	Capital Structure
H.	Executive and Director Compensation
I.	State of Incorporation
J.	Mergers and Corporate Restructuring
K.	Social and Environmental Issues
L.	Miscellaneous
VI.	Other Considerations
A.	Share Blocking
B.	Securities on Loan
VII.	Disclosure of Proxy Voting
VIII.	Recordkeeping and Oversight

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CLEARBRIDGE INVESTEMENTS, LLC
Proxy Voting Policies and Procedures

I.           TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.           GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.           HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

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IV.           CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.
ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.
ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.
As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.
A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.
ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

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2.
All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.
The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.
If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

●	disclosing the conflict to clients and obtaining their consent before voting;

●	suggesting to clients that they engage another party to vote the proxy on their behalf;

●	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

●	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

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V.           VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:
●	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

●	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

●	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

●
is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

●	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

●	Designation of a lead director
●	Majority of independent directors (supermajority)
●	All independent key committees
●	Size of the company (based on market capitalization)

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●	Established governance guidelines
●	Company performance

3.	Majority of Independent Directors

a.
We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.
We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.
We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

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7.	Director Qualifications

a.
We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

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4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.
If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

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b.
We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

●	shareholder rights are protected;
●	there is negligible or positive impact on shareholder value;
●	management provides adequate reasons for the amendments; and
●	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

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b.
We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.
We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

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7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.
We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2.           Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.           Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.           Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.           Other Business

We vote for proposals that seek to bring forth other business matters.

6.           Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

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7.           Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

●	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

●	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.           Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.           Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.           Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.
b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.
We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

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5.           Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.           Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

●	Size of the Company.

●	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

●	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.           Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.           Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

●	It is intended for financing purposes with minimal or no dilution to current shareholders
●	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.           Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

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We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.           Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.           OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.                 Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.                 Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.                 Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.           Expensing of Options

We vote for proposals to expense stock options on financial statements.

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3.           Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.           Shareholder Proposals to Limit Executive and Director Pay

a.
We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

●	Compensation committee comprised of independent outside directors
●	Maximum award limits
●	Repricing without shareholder approval prohibited
●	3-year average burn rate for company
●	Plan administrator has authority to accelerate the vesting of awards
●	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.
We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.
We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

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b.
We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.
We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.
We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9. Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

●	The purchase price is at least 85 percent of fair market value
●	The offering period is 27 months or less
●	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

●	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)
●	There are limits on employee contribution (ex: fixed dollar amount)
●	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution
●	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

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10.           401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13. Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

●	Historic trading patterns
●	Rationale for the repricing
●	Value-for-value exchange
●	Option vesting
●	Term of the option
●	Exercise price
●	Participation

14. Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.
We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.
We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

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15. Management Proposals On Executive Compensation

a.For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

●	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis
●	Performance metrics for short- and long-term incentive programs
●	CEO pay relative to company performance (is there a misalignment)
●	Tax gross-ups to senior executives
●	Change-in-control arrangements
●	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.
16. Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

●	While employed and/or for one to two years following the termination of their employment; or
●	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

●	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place
●	Actual stock ownership of the company’s named executive officers
●	Policies aimed at mitigating risk taking by senior executives
●	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

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2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.      Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.      Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.      Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.      Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.      Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

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6.      Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.      Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.      Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.      Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.
In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

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i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

●	Does the company have a political contributions policy publicly available
●	How extensive is the disclosure on these documents
●	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures
●	Does the company provide information on its trade association expenditures
●	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

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b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

●	the opening of the shareholder meeting
●	that the meeting has been convened under local regulatory requirements
●	the presence of a quorum
●	the agenda for the shareholder meeting
●	the election of the chair of the meeting
●	regulatory filings
●	the allowance of questions
●	the publication of minutes
●	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

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The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.           OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.      Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B      Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.          DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

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If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.        RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

●	a copy of these policies and procedures;
●	a copy of each proxy form (as voted);
●	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
●	documentation relating to the identification and resolution of conflicts of interest;
●	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
●
a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

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EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients’ investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a “going concern” value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as appendix A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

6/30/09

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Appendix B-68

I.              Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)

II.	Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A.
Confidential Voting. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

B.
Greenmail. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.
Indemnification of Directors. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.	Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board.(App N17, S24)

E.
Opt Out of Delaware. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.
Increases in Common Stock. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A.
Fair Price Amendments. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

B.	Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

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C.
Blank Check Preferred Stock. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.	Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)

E.
Golden Parachutes. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.
Poison Pills. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.	Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

H.
Shareholder Rights. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

A.	Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

B.	Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.
Directors-Share Ownership. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.
Independent Directors. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.	Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)

F.
Employee Stock Ownership Plans (ESOPs). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

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III.	Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.	Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals. (App S40—S65)

Examples of proposals in this category include:
1.	Anti - Abortion.
2.	Affirmative Action.
3.	Animal Rights.
a.	Animal Testing.
b.	Animal Experimentation.
c.	Factory Farming.
4.         Chemical Releases.
5.	El Salvador.
6.	Environmental Issues.
a.	CERES Principles.
b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.
12.	Military Contracts.
13.	Northern Ireland.
a.	MacBride Principles.
14.	Nuclear Power.
a.	Nuclear Waste.
b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
a.	Sullivan Principles.

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18.	Space Weapons.
19.	Tobacco-Related Products.
20.	World Debt.

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Appendix B-72

VII.	Conflicts of Interest

 Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII.	Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

➢	Copy of each proxy statement received.
➢	Record of each vote cast.
➢	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.
➢	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.
➢	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

Attached is appendix A which details Eagle’s proxy voting guidelines for Routine, Non-Routine and Non-Routine Shareholder proposals.

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Appendix B-73

Jennison Associates LLC Proxy Voting Policy Summary

Conflicts of interest may also arise in voting proxies. Jennison Associates LLC (“Jennison”) has adopted a proxy voting policy to address these conflicts.

Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client.. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines. The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines.

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Appendix B-74

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison’s guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.

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Appendix B-75

LAZARD ASSET MANAGEMENT LLC
Proxy Voting
Compliance Manual Section 23

Policy:

As a fiduciary, LAM is obligated to vote proxies in the best interests of its clients. LAM has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. LAM has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of the Policy.

LAM manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, LAM’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, LAM must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Procedures:

Administration and Implementation of Proxy Voting Process. LAM’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to LAM’s Chief Operating Officer. Oversight of the process is provided by LAM’s Legal/Compliance Department and by a Proxy Committee consisting of senior LAM officers. To assist it in its proxy-voting responsibilities, LAM currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides LAM with its independent analysis and recommendation regarding virtually every proxy proposal that LAM votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

LAM’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that LAM should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. LAM believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with LAM’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

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Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for LAM. Should the appearance of such a conflict exist, LAM will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services (“ISS”). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, LAM will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, LAM will follow the recommendation of ISS’s Proxy Advisor Service.

Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. LAM’s Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund’s annual and semi-annual report to shareholders and in its Statement of Additional Information (“SAI”), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC’s website. The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

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Appendix B-77

ROBECO INVESTMENT MANAGEMENT ROBECO WEISS, PECK &
GREER ROBECO BOSTON PARTNERS

Proxy Voting Policies

March 2014

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Appendix B-78

Robeco Investment Management

909 Third Avenue

New York, NY 10022 — Telephone 212-908-9500 — www.robecoinvest.com

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Appendix B-79

Robeco Investment Management
Proxy Voting Policies
As of March 2013

I.          The Board of Directors

A.        Voting on Director Nominees in Uncontested Elections

1.	Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

a.         Long-term corporate performance record relative to a market index;

b.         Composition of board and key board committees;

c.         Corporate governance provisions and takeover activity;

d.         Nominee’s attendance at meetings;

e.         Nominee’s investment in the company;

f.         Whether a retired CEO sits on the board;

g.        Whether the chairman is also serving as CEO;

h.	Whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND

i.	Whether the company has failed to meet a predetermined performance test for issuers within the Russell 3000 index;

j.
    For issuers within the Russell 3000 index, after evaluating the company’s overall performance relative to its peers, taking into account situational circumstances including (but not limited to) changes in the board or management, and year-to-date total shareholder returns;

k.
    On members of the Audit Committee and/or the full board if poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures taking into consideration the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted.

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l.	If the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval taking into account the following factors:

●
The date of the pill’s adoption relative to the date of the next meeting of shareholders – i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

●             The issuer’s governance structure and practices; and

●             The issuer’s track record of accountability to shareholders.

2.         In the following situations, votes on director nominees will be WITHHELD:

a.            Nominee attends less than 75% of the board and committee meetings without a valid excuse;

b.            Nominee implements or renews a dead-hand or modified dead-hand poison pill;

c.            Nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

d.	Nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

e.	Nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;

f.	Nominee is an inside director or affiliated outsider and the majority of the board is not independent;

g.             Nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid;

h.	Nominee has enacted egregious corporate governance policies or failed to replace management as appropriate;

i.	Nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;

j.	From the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed;

k.	From compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons;

l.	From compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval;

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m.            From compensation committee members if the company has poor compensation practices. Poor disclosure will also be considered. Poor compensation practices include, but are not limited to:

●         Egregious employment contracts including excessive severance provisions

●	Excessive perks that dominate compensation (base salary will be used as a relative measure to determine excessiveness)

●         Huge bonus payouts without justifiable performance

●         Performance metrics that are changed during the performance period

●         Egregious SERP payouts

●         New CEO with overly generous new hire package

●         Internal pay disparity

●	Poor practices (unless contractually bound) have not been remedied despite the previous application of cautionary language

●         Multi-year base salary increases guaranteed as part of an employment contract

●	Perks for former executives including car allowances and personal use of corporate aircraft

●
Excessive severance/change in control arrangements now include any new or materially amended arrangements that include provisions for the payment of excise tax gross-ups (including modified gross-ups) and/or modified single-triggers (which allow an executive to receive change-in-control severance upon voluntary resignation during a window period following the change in control);

●	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

●	Tax reimbursements of any executive perquisites or other payments will be considered a poor pay practice;

●	Payment of dividends or dividend equivalents on unearned performance awards will be considered a poor practice;

n.	From any nominee, with the exception of new nominees, if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level;

3.         In the following situations, votes on director nominees will be WITHHELD or voted AGAINST:

a.	Incumbent director nominees at Russell 3000 companies, if there is a lack of accountability and oversight, along with sustained poor performance relative to their peers; and

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Appendix B-82

b.	Audit committee members when the company receives an Adverse Opinion on the company’s financial statements from its auditors;

c.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or fewer), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy will apply to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009.)

d.	The board makes a material, adverse change to an existing poison pill without shareholder approval.

e.	The entire board of directors (except new nominees, who will be considered on a CASE-BY- CASE basis), if:

●	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors considered are:

●         Disclosed outreach efforts by the board to shareholders in the wake of the vote;
●         Rationale provided in the proxy statement for the level of implementation;
●         The subject matter of the proposal;
●         The level of support for and opposition to the resolution in past meetings;
●         Actions taken by the board in response to the majority vote and its engagement with shareholders;
●	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
●         Other factors as appropriate.;

4.	Under extraordinary circumstances, RIM will vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

a.
Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company (including but not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging company stock or significant pledging of company stock

b.        Failure to replace management as appropriate; or

c.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interest of shareholders at any company.

5.	RIM will vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if

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The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

RIM will vote CASE-BY-CASE on the entire board if:
 The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-play frequency, taking into account:

●              The board’s rationale for selecting a different frequency;

●              The company’s ownership structure and vote results;

●	Analysis of whether there are compensation concerns or a history of problematic compensation practices; and

●              The previous year’s support level on the company’s say-on-pay proposal.

7.
RIM will vote on a CASE-BY-CASE basis on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if the company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

a.         The company’s response, including:

●	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

●              Specific actions taken to address the issues that contributed to the low level of support;

●              Other recent compensation actions taken by the company;

b.         Whether the issues raised are recurring or isolated;

c.         The company’s ownership structure; and

d.	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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B.        Majority Voting for Director Elections (U.S. and Canada)

Shareholder proposals calling for majority voting thresholds for director elections

We generally vote FOR these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

C.        Chairman and CEO are the Same Person

We vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

D.        Majority of Independent Directors

1.	We vote FOR shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

2.	We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

E.         Stock Ownership Requirements

1.	We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

2.	We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

F.         Options Backdating

1.	We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

2.
We will adopt a CASE-BY-CASE policy to the options backdating issue. In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:

a.	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

b.         Length of time of options backdating;

c.         Size of restatement due to options backdating;

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d.	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

e.	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

G.        Lack of nominating committee

We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee. Furthermore, WITHHOLD votes from insiders and affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.

H.        Term of Office

We vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

I.          Requiring two or more nominees

We vote AGAINST proposals to require two or more candidates for each board seat.

J.         Age Limits

We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

K.        Director and Officer Indemnification and Liability Protection

1.	Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

2.	We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

3.
We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4.
We vote FOR only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (b) only if the director’s legal expenses would be covered.

L.         Succession Planning

Shareholder proposal seeking the adoption of a documented CEO succession planning policy.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

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M.       Limits for directors receiving 25% Withhold Votes

Shareholder proposal seeking a policy that forbids any director who receives more than 25% withhold votes cast from serving on any key board committee for two years, and asks the board to find replacement directors for the committees if need be.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

N.        Establish/Amend Nominee Qualifications

We will vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

1.	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

2.	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

3.	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

4.         The scope and structure of the proposal

O.        Director Elections – Non-U.S. Companies

1.         Canada

In the following situations, votes will be WITHHELD:

a.
From any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO (This policy only applies to Toronto Stock Exchange (TSX) companies).;

b.	From audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting;

c.
From audit committee members where “other” or non-audit related fees paid to the external auditor in the most recently completed fiscal year exceeded fees paid to that firm for all audit related services. In the case of slate ballots, a vote of WITHHOLD will be applied to the entire slate. (One-time fees disclosed as “other” that are paid for corporate reorganization services will be excluded from the calculation for determining whether non-audit fees exceed audit and audit- related fees paid to the external firm);

d.
The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and the company has a plurality vote standard;

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e.
The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and a pattern of low attendance exists based on prior years’ meeting attendance, and the company has adopted a majority vote standard.

f.	Generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

g.	Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

●	Are insiders on the compensation or nominating committee and the committee is not majority independent.

h.	Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

●	Are insiders and the entire board fulfills the role of a compensation or nominating committee and the board is not majority independent

RIM policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, director nominees who are or who represent a controlling shareholder of a majority owned company, who will be designated as controlling insiders, may generally be supported under ISS’ board and committee independence policies, if the company meets all of the following independence and governance criteria:
a.              Individually elected directors;
b.
The number of related directors should not exceed the proportion of the common shares controlled by the controlling shareholder, to a maximum of two-thirds, however if the CEO is related to the controlling shareholder, then at least two-thirds of the directors should be independent of management;

c.
If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder; and

d.
A majority of the audit and nominating committees should be either independent directors or related directors who are independent of management. All members of the compensation committee should be independent of management, and, if the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a related director;

e.         Prompt disclosure of detailed vote results following each shareholder meeting; and
f.          Adoption of a majority vote standard with a director resignation policy for uncontested elections
OR a public commitment to adopt a majority voting standard with a director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares.

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RIM will also consider the following:
a.	Nominating committee has process to receive and discuss suggestions from shareholders for potential director nominees; and
b.	If the CEO is related to the controlling shareholder, the board’s process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors.

RIM will also take into consideration any other concerns related the conduct of the subject director and any controversy or questionable actions on the part of the subject director that are deemed not to be in the best interests of all shareholders.

In the following situations, we will vote AGAINST:

a.	We will vote AGAINST compensation committee members if the company has poor pay practices as defined above.

b.	We will generally vote AGAINST the entire slate if individual director elections are not permitted and the company demonstrates poor pay practices as defined above.

c.	We will generally vote AGAINST equity plans if plan is used as a vehicle for poor pay practices as defined above.

2.         Europe

a.         Directors’ term of office
For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote AGAINST the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non- compliance has not been provided.

b.         Executives on audit and remuneration committees
For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote AGAINST the election or reelection of any executive (as defined by RMG’S director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

c.         Bundling of proposal to elect directors
For the markets of France and Germany, we vote AGAINST the election or reelection of any director if the company proposes a single slate of directors.

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d.         Majority-independent board (i.e., greater than 50%)
For the markets of Switzerland, Belgium, Denmark, Norway, and the Netherlands, we vote AGAINST the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by RMG’S director categorization guidelines). For the markets of Finland, Sweden, Ireland, and Luxembourg, we vote AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.
Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.
France: We will vote FOR a non-independent, non-executive director, provided that two conditions are satisfied: future composition of the board of at least 33 percent of independents, AND improvements in board composition (e.g. independence increase from 25 to 40 percent).

e.         Disclosure of names of nominees
For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote AGAINST the election or reelection of any directors when the names of the nominees are not disclosed in a timely manner prior to the meeting.. This policy will be applied to all companies in these markets, for bundled as well as unbundled items. In the case of Italy, once the list of nominees has been disclosed, we will evaluate each nominee on a CASE-BY- CASE basis. In the case of Poland and Turkey, RIM will vote FOR the election of directors in 2013 even if nominee names are not disclosed in a timely manner. Beginning in 2014, this grace period will cease.

f.          All European Markets RIM will vote AGAINST (re)election of a combined chair/CEO at core companies. However, with the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote will be made on a CASE-BY-CASE basis. In order for RIM to consider a favorable vote for an interim combined chair/CEO the company will need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees.

g.
For companies with a majority shareholder, generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than the minority shareholders’ percentage of equity ownership, or if the board will be less than one-third independent (whichever is higher.)

(In markets where the local corporate governance code addresses board independence at controlled companies, RIM will generally vote against the election or reelection of any non- independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case , below 1/3.)

3.         Ireland

We vote AGAINST on-independent directors if the majority board is not independent, but only for companies that are constituents of ISE 20.

4.         Netherlands

We vote AGAINST nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

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5.         Canada

a.
Vote case-by-case on proposals to adopt an Advance Notice Board Policy or to adopt or amend bylaws containing or adding an advance notice requirement, giving support to those proposals which provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review, and to allow the board to waive any provision of the advance notice requirement.

To be reasonable, the company’s deadline for notice of shareholders’ director nominations must not be more than 65 days and not fewer than 30 days prior to the meeting date. If notice of annual meeting is given fewer than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders’ meeting is also acceptable.

In general, support additional efforts by companies to ensure full disclosure of a dissident shareholder’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review any proposed director nominees within a timely manner.

Generally, vote against if:

●	The board may only waive a portion of the advance notice provisions under the policy or by- law, in its sole discretion; or

●
The company requires any proposed nominee to deliver a written agreement wherein the proposed nominee acknowledges and agrees that he or she will comply with all policies and guidelines of the company that are applicable to director.

b.
. Vote case-by-case on members of the Audit Committee and potentially the full board if adverse accounting practices are identified that rise to a level of serious concern, such as: accounting fraud, misapplication of applicable accounting standards, or material weaknesses identified in the internal process. Severity, breadth, chronological sequence, and duration as well as the company’s efforts at remediation should be examined.

c.	Under extraordinary circumstances, withhold from directors individually one or more committee members, or the entire board, due to:

●	Material failures of governance, stewardship, risk oversight or fiduciary responsibilities at eh company;

●              Failure to replace management as appropriate; or

●
Egregious actions related to the director(s) service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders.

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d.	Generally withhold from continuing individual directors, committee members, or the continuing members of the entire board if:

●
At the previous board election, any director received more than 50% withhold votes of the votes cast under a majority voting/director resignation policy and the Nominating Committee has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote, which will be reviewed on a case-by-case basis;

●
At the previous board election, any director received more than 50% withhold votes of the votes cast under a plurality voting standard and the company has failed to address the issue(s) that caused the majority withheld vote; or

●	The board failed to act on a shareholder proposal that received the support of the majority of the votes case For and Against at the previous shareholder meeting.

e.
Generally withhold votes if director is overboarded and the individual director has attended fewer than 75% of his/her respective board and committee meetings within the past year without valid reason.

6.         Australia

We vote AGAINST affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

7.         Singapore

We vote AGAINST:

a.	Election of one executive director and one substantial-shareholder nominee where independent directors represent less than one-third of the board;

b.	Audit committee members who are former partners of the company’s auditor;

c.
Directors who have attended less than 75 percent of meetings, without a reasonable explanation for those absences. (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.)

d.
Election or reelection of non-independent nominees (including nominees who have been a partner of the company’s auditor within the last three years or is on the audit committee of the company) if at least one-third of the board is not independent

e.
Classify a director as non-independent where the director has served on the board for more than nine years and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence..

We will NOT vote against the election of a CEO or a company founder who is integral to the company.

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8.         Hong Kong

RIM will generally vote FOR director nominees to the board, however, we will vote AGAINST any nominee who:

a.	Is classified by the company as independent, but fails to meet the RIM criteria for independence

b.	Has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

c.
Had attended less than 75 percent of board meeting over the most recent two years, without a satisfactory explanation (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.);

d.	Is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent; or

e.         Is an executive director serving on the audit committee.

f.         Classified by the company as independent but fails to meet the ISS criteria for independence.
Classify a director as non-independent where the director has served on the board for more than nine years, and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence.

Hong Kong and Singapore: Generally vote AGAINST all members of the audit committee up for reelection if:
The non-audit fees paid to the auditor exceed audit fees without satisfactory explanation; or
The company did not disclose the audit fees and /or non-audit fees in the latest fiscal year. Vote AGAINST director nominees who sit on a total of more than six public company boards.

10.       Malaysia, Thailand

Typically vote for the reelection of directors unless:

a.	The nominee is an executive director and serves on the audit, remuneration, or nomination committee; or

b.
The nominee has attended fewer than 75% of the board and committee meetings over the most recent year without a satisfactory explanation (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.); or

c.         The nominee is a non-independent director and the board is less than 1/3 independent. d.

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11.       Korea

We vote AGAINST the election of an outside director to the board or to the audit committee where that director sits on a total of more than two public company boards.

12.       South Korea

We vote AGAINST any nominee who is a non-independent director serving on the audit committee.

13.       Korea, South Korea and South Africa

We vote AGAINST the reelection of any outside directors who have attended less than 75 % of board meetings.

14.       South Korea, Philippines

a.	We vote FOR the election of directors unless there are specific concerns about the company, the board or the nominees.

b.	We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors .

c.	We vote AGAINST all director elections where insufficient information on nominees has been disclosed.

d.        Where independent directors represent less than a majority of the board, we will vote
AGAINST the following directors:

●
 Executive directors who are neither the CEO nor a member of the founding family and/or the most recently appointed non-independent non-executive director who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to their holdings in the company.

15.       Philippines

a.         Where independent directors represent less than the highest of three independent directors or
30 percent of the board, RIM will vote AGAINST the following directors:

●              An executive director with exception of the CEO; or

●	One non-executive non-independent director who represents a substantial shareholder where the number of seats held by the representatives is disproportionate to its holdings in the company.

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16.       Brazil

a.         RIM will vote AGAINST proposals to elect directors if the post-election board is not at least
30 percent independent. This policy applies to Novo Mercado companies.

b.        RIM will vote AGAINST proposals to elect directors if the post-election board is not at least
20 percent independent. This policy applies to Nivel 2 companies.

17.       Austria

We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.

18.       France (MSCI EAFE Index) - Combined Chairman/CEO

On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO:

We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:

a.       If it is a temporary solution;

b.	If his/her removal from the board would adversely impact the company’s continuing operations;
c.         If the company provides compelling argumentation for combining the two functions; or
d.   If the company has put a sufficiently counterbalancing governance structure in place.
A counterbalancing structure may include the following:

●	At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the RMG criteria;

●	No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);

●	The chairmen of audit, remuneration and nomination committees are independent directors; and

●              All key governance committees have a majority of independent members.

If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France. This policy will also apply for resolutions for the election or the reelection of a combined Chairman and CEO for companies of the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards.

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Censor (non-voting board member) Elections: For widely held companies, RIM will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, RIM will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern.)

In consideration of the principle that censors should be appointed on a short-term basis, RIM will vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

For directors standing for (re)election at French companies, will take into account board appointments as censors .

19.       Denmark - Discharge of Management and Board

We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action

20.       Sweden - Director Elections/Labor Representatives

a.
For all Swedish MSCI EAFE companies, we vote AGAINST the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non-executive directors.

b.
In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

21.       Israel

For Israeli companies listed on the NASDAQ exchange, we vote AGAINST the election/reelection of non-independent directors if a given board is not majority-independent and does not have at least three external directors.

Director and Auditor Indemnification We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis.

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a.         We vote AGAINST proposals that would:

●	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care;

●	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;

●
 Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

●	For Israeli companies that are listed on a U.S. stock exchange and file a Form 20-F,we will vote AGAINST if the election of non-independent directors who sit on a company’s compensation committee.

●	If the board does not have compensation committee, we will vote AGAINST the non- independent directors serving on the board.

b.
We vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful: 1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and 2) if only the director’s legal expenses would be covered.

c.
For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers. We SUPPORT such requests if a company’s bylaws allow indemnification to such levels as allowed for under the Companies Law

22.       Japan

a.
We vote AGAINST the reelection of directors who fail to attend at least 75 percent of board meetings, unless the company discloses a legitimate reason for poor attendance. The same policy will be applied to statutory auditors.

b.
For listed subsidiary companies that have publicly-traded parent cos, we vote AGAINST reelection of the top executive(s) if the board, after the shareholder meeting does not include at least two independent directors.

c.
For listed subsidiaries with the three-committee structure, we vote AGAINST the reappointment of nomination committee members who are insiders or affiliated outsiders, unless the board after the shareholder meeting includes at least two independent directors.

d.	The firm will not vote AGAINST the reelection of executives as long as the board includes at least one independent director.

e.
We vote AGAINST the top executive at listed companies that have controlling shareholders, where the board after the shareholder meeting does not include at least two independent directors based on ISS’ independence criteria for Japan.

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f.
For companies with a three-committee structure, RIM will vote AGAINST outside director nominees who are regarded as non-independent. However, if a majority of the directors on the board after the shareholder meeting are independent outsiders, vote FOR the appointment of affiliated outsiders

g.	Vote AGAINST the top executive of a Japanese company if the board does not include at least one outside director.

23.       Germany

a.         For core companies with employee representatives on supervisory board: We vote AGAINST any non-independent director if less than one-third of the supervisory board is independent.

b.	For core companies without employee representatives: We vote AGAINST any non- independent director if less than one-half of the supervisory board is independent.

c.	We vote AGAINST supervisory board nominees in they hold more than a total of five supervisory board or foreign board of director seats and serve in an executive role at another company.

24.       Spain

a.	We vote AGAINST non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third independent.

b.
We vote AGAINST the routine election and reelection of directors when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. This policy applies for bundled as well as unbundled items.

25.       United Kingdom

We consider on a CASE-BY-CASE basis the re-election of the Chairman of the board. In situations where he or she has direct responsibility for failure to comply with (or to explain satisfactorily) the Code, we vote ABSTAIN, or, if such an option is unavailable, we vote CONTENTIOUS FOR, or AGAINST.

26.       Germany, U.K., The Netherlands

We will generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or the board of directors, unless:

a.	There are compelling reasons that justify the election or re-election of a former CEO as chairman;

b.	The former CEO is proposed to become the board’s chairman only on an interim or temporary basis;

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c.	The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

d.	The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

27.       Latin America, Turkey, Indonesia

WE will vote AGAINST election of directors if the name of the nominee is not disclosed in a timely manner prior to the meeting. This is only for each respective market’s main blue chip (large cap) index.

28.       Russia

WE will vote AGAINST proposals to elect directors, if names of nominees are not disclosed.

29.       Taiwan

WE will vote AGAINST the election of directors if the names or shareholder ID numbers are not disclosed.

30.       India

a.
RIM votes AGAINST all non-independent director nominees (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non- executive) or one-half of the board (if the chairman is an executive director or a promoter director.) Austria:

b.
We will vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS’ director categorization guidelines). If a nominee cannot be categorized, RIM will assume that person is non-independent and include that nominee in the calculation. The policy will apply only to core companies. For core companies where the board must include labor representatives by law, RIM will require that one-third of the total board be independent

c.
Vote against the re/election of a director if the nominee has attended less than 75 percent of board and key committee (audit, compensation, and nominating) meetings over the most recent fiscal year, without a satisfactory explanation. (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.)

31.       Finland:

a.
As it is market practice in Finland to have non-board members that are representatives of major shareholders serving on the nominating committee, we will FOR proposals to elect a nominating committee consisting of mainly non-board members, but advocate disclosure of the names of the proposed candidates to the committee in the meeting notice.

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b.
We will also vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

27.      South Africa:

We will vote FOR the reelection of directors unless:

a.         Adequate disclosure has not been provided in a timely manner;

b.         There are clear concerns over questionable finances or restatements;

c.         There have been questionable transactions with conflicts of interest;

d.         There are any records of abuses against minority shareholder interests;

e.         The board fails to meet minimum governance standards;

f.	There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

g.	Repeated absences (less than 75 percent attendance) at board meetings have not been explained; or

h.         Elections are bundled.

Additional factors resulting from recent changes in local code of best practice include:

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       a.                The director is an executive who serves on one of the key board committees (audit, compensation, nominations);

       b.              The director combines the roles of chair and CEO and the company has not provided an adequate explanation;

c.      The director is the former CEO who has been appointed as chair;

d.      The director is a non-independent NED who serves on the audit committee;

e.
The director is a non-independent NED who serves on the compensation or nomination committee and there is not a majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

f.
The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

We will vote FOR the reelection of the audit committee and/or audit committee members unless:

c.      The committee includes one or more non-independent NEDs;

d.      The audit committee member is a non-independent NED;

e.	Members of the committee do not meet the further minimum requirements for audit committee membership to be outlined by the South African government;

There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility

28.       Greece:

Vote against the election or reelection of any non-independent directors if the proposed board is not at least one-third independent (as defined by ISS’ director classification guidelines). If elections are bundled and the proposed board is not at least one-third independent, vote against the entire slate. If a nominee cannot be categorized, ISS will assume that person is non- independent and include that nominee in the calculation. This policy will be applied to widely held* companies incorporated in Greece.

29.       Hungary:

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the board is not at least 50 percent independent. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation for determining the board independence percentage. The policy will apply to widely held companies.

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30.       Tax Havens

f.          For US companies we apply the US guidelines.

g.         For foreign private issuers, we vote AGAINST affiliated outsiders on the audit committee.

h.	Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.

i.
For uniquely structured shipping companies we vote AGAINST executive nominees when the company has not established a compensation committee when i) the company does not pay any compensation to its executive officers; ii) any compensation is paid by a third party under a contract with the company.

j.	We vote AGAINST affiliated outsider directors on the audit, compensation, and nominating committees.

k.	We vote AGAINST inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

II.        Proxy Contests

A.        Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

1.         Long-term financial performance of the target company relative to its industry;

2.         Management’s track record;

3.         Background to the proxy contest;

4.         Qualifications of director nominees (both slates);

5.	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

6.         Stock ownership positions.

B.        Reimburse Proxy Solicitation Expenses

We vote AGAINST proposals to provide full reimbursement for dissidents waging a proxy contest.

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III.      Auditors

A.       Ratifying Auditors

1.        Proposals to ratify auditors are made on a CASE-BY-CASE basis.

2.
We vote AGAINST the ratification of auditors and audit committee members when the company’s non-audit fees (“other”) are excessive. In circumstances where “other” fees are related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. consulting)

The formula used to determine if the non-audit fees are excessive is as follows:

Non-audit (“other”) fees > (audit fees + audit-related fees + tax compliance/preparation fees)

3.
We vote AGAINST the ratification of auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4.
We WITHHOLD votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor. We may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

5.	We WITHHOLD votes from audit committee members when auditor ratification is not included on the proxy ballot.

B.       Italy - Director and Auditor Indemnification

Proposals seeking indemnification and liability protection for directors and auditors

1.       Votes are made on a CASE-BY-CASE basis to indemnify directors and officers, and we vote AGAINST proposals to indemnify external auditors.

2.	We vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

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C.       Austria, Greece, Portugal and Spain:

We vote FOR the reelection of auditors and /or proposals authorizing the board to fix auditor fees, unless:

1.       There are serious concerns about the procedures used by the auditor;

2.	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

3.	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

4.       Name of the proposed auditors has not been published;

5.       The auditors are being changed without explanation; or

6.       Fees for non-audit services exceed standard annual audit-related fees.

D.       Hong Kong, Singapore

1.	Vote FOR proposals to (re)appoint auditors and authorize the board to fix their remuneration, unless:

a.       There are serious concerns about the accounts presented or the audit procedures used;

b.       The auditor is being changed without explanation; or

c.       The non-audit fees exceed the audit fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

E.        MSCI EAFE Companies - Auditor Fee Disclosure

1.	We vote FOR auditor ratification and/or approval of auditors’ fees, unless: Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.

2.
The fees must be disclosed in a publicly available source, such as the annual report or company Web site. If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.

IV.      Proxy Contest Defenses

A.       Board Structure: Staggered vs. Annual Elections

1.       We vote AGAINST proposals to classify the board.

2.       We vote FOR proposals to repeal classified boards and to elect all directors annually.

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B.       Shareholder Ability to Remove Directors

1.       We vote AGAINST proposals that provide that directors may be removed only for cause.

2.	We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

3.	We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.       We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.        Cumulative Voting

1.       We vote AGAINST proposals to eliminate cumulative voting.

2.	We generally vote FOR proposals to restore or permit cumulative voting unless there are compelling reasons to recommend AGAINST the proposal, such as:

a.
the presence of a majority threshold voting standard with a carve-out for plurality in situations where there are more nominees than seats, and a director resignation policy to address failed elections;

b.	a proxy access provision in the company’s bylaws, or a similar structure that allows shareholders to nominate directors to the company’s ballot

3.       We vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

D.       Shareholder Ability to Call Special Meetings

1.	We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

2.	We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.       Shareholder Ability to Act by Written Consent

1.	We will generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

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2.	a.
Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

Shareholders’ current right to act by written consent;

	b. c. d. e.	The consent threshold; The inclusion of exclusionary or prohibitive language; Investor ownership structure; and Shareholder support of, and management’s response to, previous shareholder proposals.
3.		RIM will vote on a CASE-BY-CASE basis on shareholder proposals if, in addition to the
	a.	An unfettered1 right for shareholders to call special meetings at a 10 percent threshold;

	b. c. d.	A majority vote standard in uncontested director elections; No non-shareholder-approved pill; and An annually elected board.
F.		Shareholder Ability to Alter the Size of the Board

1.		We vote FOR proposals that seek to fix the size of the board.
2.		We vote AGAINST proposals that give management the ability to alter the size of the board

1 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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3.	We vote AGAINST proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

V.       Tender Offer Defenses

A.       Poison Pills

1.	We generally vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:

a.        A shareholder-approved poison pill is in place.

b.        The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:

i.         Shareholders have approved the adoption of the plan, or

ii.         The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.

2.        We vote FOR shareholder proposals to redeem a company’s poison pill.

3.        We vote AGAINST management proposals to ratify a poison pill.

4.	We will vote on a CASE-BY-CASE basis on proposals to adopt a poison pill or protective amendment to preserve a company’s net operating losses based on the following criteria:

a.        The trigger (NOL pills generally have a trigger slightly below 5 percent);

b.        The value of the NOLs;

c.        The term;

d.        Shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and Dother factors that may be applicable.

e.        The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

f.        Any other factors that may be applicable.

B.       Poison Pills (Japan)

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We vote on a CASE-BY-CASE basis and will only SUPPORT resolutions if:

1.	The decision to trigger the pill is made after an evaluation of the takeover offer by a committee whose members are all independent of management.

2.	The pill will not be triggered unless the potential acquirer has purchased a stake of at least 20% of issued share capital.

3.	The effective duration of the poison pill is for a maximum of three years.

4.	The board includes at least 20% (but no fewer than two) independent directors, and the directors are subject to annual election by shareholders.

5.
The company has disclosed under what circumstances it expects to make use of the authorization to issue warrants and has disclosed what steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

6.	There are no other protective or entrenchment tools.

7.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

C.        Anti-Takeover Proposals (France)

We vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

D.       Fair Price Provisions

1.
We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

2.	We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

E.        Greenmail

1.	We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.	We review on a CASE-BY-CASE basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.

F.        Pale Greenmail

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

G.        Unequal Voting Rights

1.        We vote AGAINST dual class exchange offers.

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2.        We vote AGAINST dual class recapitalizations.

H.       Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments. However for companies with shareholder(s) who have significant ownership levels, we vote on a CASE-BY-CASE basis, taking into account the following criteria:

Quorum requirements; and

Supermajority vote requirements.

Supermajority Shareholder Vote Requirement to Approve Mergers

We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.	We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

J.         White Squire Placements

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

K.       Protective Preference Shares

We evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

1.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

2.        No call/put option agreement exists between the company and the foundation.

3.	There is a qualifying offer clause or there are annual management and supervisory board elections.

4.	The issuance authority is for a maximum of 18 months.

5.	The board of the company-friendly foundation is independent.

6.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

7.	There are no priority shares or other egregious protective or entrenchment tools.

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8.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

9.	Art 2:359c Civil Code of the legislative proposal has been implemented.

VI.      Miscellaneous Governance Provisions

A.       Confidential Voting

1.
We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2.	We vote FOR management proposals to adopt confidential voting.

3.
WE vote on a case-by-case basis on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Issues include confidential voting of individual proxies and ballots, confidentiality of running vote tallies, treatment of abstentions and/or broker non-votes in counting methodology. Factors considered are transparency, consistency, fairness. Other factors include:

a.	The scope and structure of the proposal

b.	the company’s stated confidential voting policy and whether it ensures a ‘level playing field’ by providing shareholder proponents with equal access to vote information prior to the annual meeting;

c.	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the process and maintains the integrity of vote results;

d.	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

e.	Any recent controversies or concerns related to the company’s proxy voting mechanic;

f.	Any unintended consequences resulting from implementation of the proposal; and g. any other relevant factors.

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B.       Equal Access

RIM will vote on a CASE-BY-CASE basis on proposals to enact proxy access, taking into account, among other factors:

1.        Company-specific factors; and

2.        Proposal-specific factors, including:

a.        The ownership thresholds proposed in the resolution (i.e. percentage and duration);
b.        The maximum proportion of directors that shareholders may nominate each year; and
c.        The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations. .

C.        Bundled Proposals

We review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote AGAINST the proposals. If the combined effect is positive, we SUPPORT such proposals.

D.       Shareholder Advisory Committees

We vote AGAINST proposals to establish a shareholder advisory committee.

E.        Charitable Contributions

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

F.        Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

We will vote FOR this when:

1.        We support the underlying merger proposal

2.        The company provides a compelling reason and

3.	The authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

G.        Related-Party Transactions (France)

Management proposals to approve the special auditor’s report regarding regulated agreements

1.	We evaluate these proposals on a CASE-BY-CASE basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

2.
We vote AGAINST if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

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3.	We vote FOR if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.

H.       Related Party Transaction Auditor Reports (France)

We will evaluate on a CASE-BY-CASE basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.

I.         Related Party Transactions (Malaysia)

RIM will vote AGAINST a related-party transaction if:

●	A director who is classified by the company as independent has a vested interest in the business transaction AND

●	The value of the transaction exceeds MYR 250,000. In addition, directors involved in related party transaction in excess of MYR 250,000 will be classified as non-independent.

J.         Financial Assistance Authorities (South Africa)

Generally vote FOR a general authority to provide financial assistance, unless:

●	As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in share incentive schemes; and/or

●	As part of the authority, the company seeks approval to provide financial assistance “to any person.”

K.       Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies) Central and Eastern Europe We will vote proposals to reduce minimum notice period for calling a meeting on a CASE-BY-CASE basis.

Generally, approve “enabling” authority proposal on the basis that RIM would typically expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole. By definition, EGMs being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits EGM/GM to be called at no less than 14-day’s notice, RMG will generally support the proposal if the company discloses that eh shorter notice period of between 20 and 14 days would not be used as a routine matter for such meetings buy only when the flexibility is merited by the business of the meeting. Where the proposal at a give EGM/GM is not time-sensitive, RIM would not typically expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

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With the exception of the first AGM at which approval of the enabling authority is sought, when evaluating an enabling authority proposal, RIM will consider the company’s use of shorter notice periods in the preceding year to ensure that such periods were invoked solely in connection with genuinely time- sensitive matters. Where the company has not done so, and fails to provide a clear explanation, we will consider voting AGAINST the enabling authority for the coming year.

J. Independent Proxy (Switzerland)

RIM will generally vote FOR proposals to elect an independent proxy for shareholder representation at annual general meetings for a term lasting until the following year’s ordinary general meeting. Absent any concerns about the independence of the proposed proxy, there are routine resolutions as the elected proxy must be independent as defined by Art. 728 of the Swiss Code of Obligations, the same definition of independence applied to external auditors.

K.	Exclusive Venue Proposals (Mgmt proposals seeking exclusive jurisdiction for resolution of disputes)

RIM will vote on a CASE-BY-CASE basis on exclusive venue proposals taking into account:

1.	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

2.          whether the company has the following good governance features:

a.          an annually elected board;

b.          a majority vote standard in uncontested director elections; and

c.          the absence of a poison pill, unless the pill was approved by shareholders.

VII. Capital Structure

A.       Common Stock Authorization

1.	We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

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2.	We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

3.
We vote AGAINST proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.

B.       Capital Issuance Requests

1.
General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

a.	We vote FOR general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.

b.	We vote FOR general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.

c.	We vote AGAINST global company issuances without preemptive rights over 10% of a company’s outstanding capital.

2.        Specific issuance requests will be judged on their individual merits.

3.        Protective Preference Shares (Netherlands)
Management proposals to approve protective preference shares to company-friendly foundations: We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

a.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

b.	No call/put option agreement exists between the company and the foundation.

c.	There is a qualifying offer clause or there are annual management and supervisory board elections.

d.	The issuance authority is for a maximum of 18 months.

e.	The board of the company-friendly foundation is independent.

f.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

g.	There are no priority shares or other egregious protective or entrenchment tools.

h.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

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i.         Art 2:359c Civil Code of the legislative proposal has been implemented.

4.        U.K and Netherlands
We will vote FOR issuance requests only if share issuance periods are limited to 18 months.

5.        South Africa

a.        We will vote FOR a general Authority to place authorized but unissued shares under the control of the directors unless:

i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.	The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concerns.

iii.	The company used the authority during the previous year in a manner deemed not to be in shareholders’ best interests.

b.        We will vote FOR a general authority to issue shares for cash unless:

i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.	The company used the authority during the previous year in a manner deemed not to be in shareholder’s interest.

6.         Taiwan

Generally vote FOR general mandate for public share issuance if the issue size is no more than 20% of the existing share capital or if the mandate includes a private placement as one of the financing channels if the resulting dilution rate is no more than 10%.

We vote on a CASE-BY-CASE basis on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition or a merger.

7.        France
We generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital.

C.        Stock Distributions: Splits and Dividends

We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

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D.       Reverse Stock Splits

1.	We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

2.	We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E.        Preferred Stock

1.	We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

2.	We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.
3.
We vote FOR proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4.
We review on a CASE-BY-CASE BASIS proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

F.        Adjustments to Par Value of Common Stock

We vote FOR management proposals to reduce the par value of common stock.

G.        Preemptive Rights

1.        We vote FOR proposals to create preemptive rights.

2.        We vote AGAINST proposals to eliminate preemptive rights.

H.       Debt Restructurings

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

1.	Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

2.	Change in Control: Will the transaction result in a change in control of the company?

3.	Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

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I.         Share Repurchase Programs

1.	We will generally vote FOR market repurchase authorities/share repurchase programs provided that the proposal meets the following parameters:

a.	Maximum volume: 10 percent for market repurchase within any single authority (Carve out: 15 percent in the U.K.) and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

b.	Duration does not exceed 18 months. For company’s who operate in markets that do not specify a maximum duration or durations last beyond 18 months. We will assess their historic practices.

Vote AGAINST proposals where:
a.	The repurchase can be used for takeover defenses;
b.	There is clear evidence of abuse;
c.	There is no safeguard against selective buybacks;
d.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

3.                 Consider Case-by-Case if these conditions are met:

a.	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;
b.	The plan still respects the 10 percent maximum of shares to be kept in treasury.
Share Repurchase Programs to Fund Stock Option Plans Spain

We vote AGAINST proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting. However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

2.                Portugal

We will consider this item on a CASE-BY-CASE basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

K.               Additional Share Repurchase Programs

1.                Denmark

Repurchase of shares in lieu of dividends – We will consider this item on a CASE-BY-CASE basis considering tax benefits and cost savings.

2.                Germany and Italy

Repurchase shares using put and call options – We will vote FOR provided the company details:

a.                Authorization is limited to 18 months

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b.                The number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO

c.                 An experienced financial institution is responsible for the trading

d.                 The company has a clean track record regarding repurchases.

L.                Netherlands - Remuneration Report

Management is required to put its remuneration policy up for a binding shareholder vote. We will evaluate this item using principles of the Dutch Corporate Governance Code.

Netherlands - Protective Preference Shares: Proposals to approve protective preference shares

We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:

1.
The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of RMG’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

2.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;

3.	The issuance authority is for a maximum of 18 months;

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4.               The board of the company friendly foundation is fully independent;

5.               There are no priority shares or other egregious protective or entrenchment tools;

6.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

7.               The foundation buying the PPS does not have as a statutory goal to block a takeover;

8.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period)

M.              Tracking Stock

We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction AGAINST such factors as:

1.               Adverse governance charges

2.               Excessive increases in authorized capital stock

3.               Unfair method of distribution

4.               Diminution of voting rights

5.               Adverse conversion features

6.               Negative impact on stock option plans

7.               Other alternatives such as spinoff

N.               “Going Dark” Transactions

We vote these proposals on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to:

1.               Whether the company has attained benefits from being publicly traded.

2.                Cash-out value

3.               Balanced interests of continuing vs. cashed-out shareholders

4.               Market reaction to public announcement of transaction

VIII.          Executive and Director Compensation

A.               General

1.               Votes with respect to compensation plans are determined on a CASE-BY-CASE basis.

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2.               We vote AGAINST plans that contain:

a.      Voting power dilution greater than 10%

b.      Plans that provide too much discretion to directors

c.       Plans that reflect exercise price of less than 100% of market value. (Note: For broad- based employee plans, we will accept 15% discount)

d.      Plans that allow the repricing of underwater stock options without shareholder approval

e. Plans that lack option expensing

f.       Canada Specific:

i.       Generally vote against an equity compensation plan proposal where:

●	The non-employee director aggregate share reserve under the plan exceeds the ISS established maximum limit of 1 percent of the outstanding common shares; or
●
The equity plan document does not specify an annual individual non-employee director grant limit with a maximum value of (i) $100,000 worth of stock options in the case of a stock option or omnibus plan, or (ii) $150,000 worth of shares in the case of an equity plan that does not grant stock options.

Individual Non-employee Director Grants
ii.	Generally vote against individual equity grants to non-employee directors in the following circumstances:
●	In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and
●	Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

iii.	Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

g.      Hong Kong and Singapore specific

i.
Vote AGAINST a stock option scheme if directors eligible to receive options under the scheme if directors eligible to receive options under the scheme are involved in the administration of the scheme the scheme administrator has the discretion over awards; this generally excludes equity awards granted or taken in lieu of cash fees.

h.      Singapore specific:

i.       Vote against a performance share plan or restricted share plan if:

●
The maximum dilution level for the plan exceeds ISS guidelines of 5% of issued capital for a mature company and 10% if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offsheet dilution concerns by reducing the likelihood that awards will become exercisable unless there is a clear improvement in shareholder value; or

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•	Directors eligible to receive options under the scheme are involved in the administration of the scheme and the administrator has the discretion over awards.

i.	France-specific: RIM will generally vote FOR equity-based compensation proposals taking into account the following factors:

i.
The volume of awards transferred to participants must not be excessive; the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:

o
The shares reserved for all share plans may not exceed 5% of a company’s issued share capital, except in the case of a high-growth company or particularly well-designed plan, in which case dilution of between 5 and 10% is allowed.

ii.	The plan must be sufficiently long-term in nature/structure; minimum vesting of 3 years or more; and

iii.     The awards must be granted at market price.

B.              Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

C.               Director Compensation

We vote on stock-based plans for directors on a CASE-BY-CASE basis.

D.              Employee Stock Purchase Plans

1.               We vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

2.               We vote on non-qualified employee stock purchase plans on a CASE-BY-CASE basis but will APPROVE plans considering the following criteria:

a.	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

b.     Limits on employee contribution, either fixed dollar or percentage of salary
c.Company matching contribution up to 25%
d. No discount on the stock price on the date of purchase since there is a company matching contribution

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3.           Canada

RIM will generally vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

a.	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or a percentage of base salary excluding bonus, commissions and special compensation);

b.
Employer contribution of up to 25% of employee contribution and no purchase price discount or employer contribution of more than 25% of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

c.           Purchase price is at least 80% of fair market value with no employer contribution;

d.	Potential dilution together with all other equity-based plans is 10% of outstanding common shares for less; and

e.           Plan Amendment Provision requires shareholder approval for amendments to:

i.            The number of shares reserved for the plan;

ii.           The allowable purchase price discount;

iii.          The employer matching contribution amount.

Treasury-funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25%. RIM will vote on a CASE-BY-CASE basis taking into account the following factors:

a.           Shareholder Value Transfer (SVT) cost of the plan;

b.            Eligibility;

c.           Administration;

d.	The company’s other equity-based compensation plans and benefit programs, in particular pensions.

E.           OBRA-Related Compensation Proposals:

1.           Amendments that Place a Cap on Annual Grants or Amend Administrative Features

We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section
162(m) of OBRA.

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Amendments to Added Performance-Based Goals We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

We vote FOR plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).

Amendments to Increase Shares and Retain Tax Deductions under OBRA
We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.

We generally vote AGAINST plans with excessive awards ($2 million cap).
Independent Outsiders
We will vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in our definition of director independence.

F.           Shareholder Proposals to Limit Executive and Director Pay

1.	We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

2.           We vote AGAINST all other shareholder proposals that seek to limit executive and director pay.

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G.          Golden and Tin Parachutes

1.	We vote FOR shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

2.           We vote AGAINST golden parachutes.

3.
Voting on a CASE-BY-CASE basis on Golden Parachute proposals, including consideration of existing change in control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

a.	Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issues(s):

b.     Single or modified single trigger cash severance;

c.     Single trigger acceleration of unvested equity awards;

d.     Excessive cash severance (>3x base salary and bonus);

e.	Excise tax gross ups triggered and payable (as opposed to a provision to provide excise tax gross ups);

f.	Excessive golden parachute payments (on an absolute basis or as percentage of transaction equity value); or

g.
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

h.	The company’s assertion that a proposed transaction is conditions on shareholder approval of the golden parachute advisory vote.

4.

5.           .

H.          Employee Stock Ownership Plans (ESOPs)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding shares).

I.            401(k) Employee Benefit Plans

We vote FOR proposals to implement a 401(k) savings plan for employees.

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J.           Pension Plan Income and Performance-Based Compensation

Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation. Our position generally does not view the following factors as relevant: 1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

K.          Indexed Options and Performance Vested Restricted Stock

We generally vote FOR indexed options and performance vested restricted stock.

L.           Burn Rate

We vote AGAINST equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

M.         Transferable Stock Options

1.
We will generally vote FOR TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a FOR recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

2.	One-time transfers will be evaluated on a CASE-BY-CASE basis, giving consideration to the following:

a.           Executive officers and non-employee directors should be excluded from participating.

b.	Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

N.          Supplemental Executive Retirement Plan (SERPs)

We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit ‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.

O.          Pay-for-Superior-Performance

We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY- CASE basis considering the company’s current pay-for-performance practices.

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P.            Executive Compensation Advisory Proposal (Say on Pay)

1.	RIM will vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

2.	We evaluate shareholder proposals to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a CASE-BY-CASE basis considering the following global principles:

a.
Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

b.	Avoid arrangements that risk “pay for failure.” This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

c.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

d.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

e.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

f.
Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis. Consider the measures, goal, and target awards reported by the company for executives’ short and long-term incentive awards; disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

g.
Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents or targeting; and

h.
Balance of performance based versus non-performance based pay. Consider the ratio of performance based (not including plain vanilla stock options) vs. non-performance based pay elements reported for the CEO latest reported fiscal year compensation especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

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3.
RIM will vote AGAINST management say on pay proposals, AGAINST/WITHHOLD on compensation committee members (or, for rare cases, where the full board is deemed responsible, all directors including the CEO,) and/or AGAINST an equity-based incentive plan proposal if: :

a.           There is a misalignment between CEO pay and company;

b.           The company maintains problematic pay practices;

c.           The board exhibits poor communication and responsiveness to shareholders

●
Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.

●             Board’s responsiveness to investor input and engagement on compensation issues, including:
o                 Failure to respond to majority-supported shareholder proposals on executive pay topics;
o                 Failure to respond to majority-opposed previous say-on-pay proposal; and

o	Failure to respond to the company’s previous say-on-pay proposal that received support of less than 70 percent of votes cast taking into account the ownership structure of the company.

Failure to adequately respond to the aforementioned compensation issues may also result in votes against directors due to poor responsiveness to shareholders.

Q.           Pre-Arranged Trading Plans (10b5-1 Plans)

We generally vote FOR shareholder proposals calling for certain principles regarding the use of pre- arranged trading plans (10b5-1 plans) for executives. These principles include:

1.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K

2.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board

3.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan

4.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan. An executive may not trade in company stock outside the 10b5-1 Plan.

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5.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive

R.           Share Buyback Holding Periods

We will generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.           A repurchase limit of up to 10% of outstanding issued share capital (15% in UK/Ireland);

2.           A holding limit of up to 10% of issued share capital in treasury; and

3.	A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10% repurchase limit will be assessed on a CASE-BY- CASE basis. We will support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholder’s interest. In such cases, the authority must comply with the following criteria:

4.           A holding limit of up to 10% of a company’s issued share capital in treasury; and

5.           A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company’s historical practice. However, RIM expects companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so In such cases, the authority must comply with the following criteria:

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6.           A holding limit of up to 10% of a company’s issued share capital in treasure; and

7.           A duration of no more than 18 months.

In addition we vote AGAINST any proposal where:

8.          The repurchase can be used for takeover defenses;

9.          There is clear evidence of abuse;

10.         There is no safeguard against selective buybacks; and/or

11.         Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

S.           Tax Gross-Up Proposals

We vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

T.           Reimbursement of Expenses Incurred from Candidate Nomination Proposal

We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a CASE-BY-CASE basis considering the company’s current reimbursement practices.

U.          Equity Based Compensation Plans are evaluated on a case-by-case basis

We will vote AGAINST equity plan proposals if any of the following apply:

1.           The total cost of the company’s equity plans is unreasonable;

2.	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

3.
The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year- over-year increase is attributed to equity awards;

4.	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

5.          The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

6.           The plan is a vehicle for poor pay practices;

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7.           The company has a liberal definition of change-in-control.

V.           Golden Coffin (Death Benefit)

We generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

W.         Hold Till (post) Retirement

We vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.

The following factors will be taken into account:

1.	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

a.           Rigorous stock ownership guidelines, or

b.           A holding period requirement coupled with a significant long-term ownership requirement, or

c.      A meaningful retention ratio,

2.	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

3.	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

X.          Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:

We will evaluate such proposals on a Case-by-Case basis.

Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are considered poor pay practices under policy, and may even result in withheld votes from compensation committee members. The second component of this proposal –- related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy:

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1.
The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

2.	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Y.           Compensation Issue in Non-US Companies

1.
Europe: Vote case-by-case on management proposals seeking ratification of a company’s executive compensation-related items, and generally vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

a.           Avoid arrangements that risk “pay for failure”:

b.           The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices. For instance,

●	There shall be a clear link between the company’s performance and variable awards.
●	There shall not be significant discrepancies between the company’s performance and real executive payouts.
●	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
●	Significant pay increases shall be explained by a detailed and compelling disclosure.
●	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
●
Arrangements with a company executive regarding pensions and post-mandate exercise of equity- based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

2.	Europe – Generally vote for proposals to fix the ratio between the fixed and variable components of remuneration unless:

●           Adequate disclosure has not been provided in a timely manner

●           There are concerns about the company’s motivation for change

●           There are specific concerns with the company.

UK – RIM votes on a case-by-case basis on management proposals seeking ratification of a company’s remuneration policy, and generally vote against if such proposal fails to comply with one or a combination of several of ISS’ remuneration principles and/or local institutional investor best practice without adequate explanation. Whilst not an exhaustive list, below are several key criteria that are considered during analysis:

Has adequate disclosure been provided to allow investors to make an informed voting decision;
The level of pay for the CEO and other executive directors should not be excessive relative to peers, company performance, and market practices;
Significant pay increases should be explained by a detailed and compelling disclosure;
Severance pay agreements should not be in excess of 12 months’ fixed remuneration and should be in line with best practice;

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There should be a clear link between the company’s performance and variable awards;

The ability for discretionary exceptional awards to be made in excess of the standard policy will require a maximum award level to be disclosed. Open ended exceptional award levels will not be supported;

Executives should own a significant personal shareholding in the company and this should be supported by established share ownership guidelines by the company;
The remuneration committee should have the ability to clawback or withhold payment of incentive awards when justified.
NEDs generally should not receive performance based remuneration

3.		Finland - Stock Options

	a.	We vote AGAINST these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.

	b.	We vote FOR proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.

   4.            Germany - Remuneration Disclosure

   We vote AGAINST management proposals authorizing the board not to disclose remuneration schemes for five years

   5.            Sweden - Remuneration Report

   We vote AGAINST management proposals to approve the remuneration report if:

a.	The potential dilution from equity-based compensation plans exceeds RMG guidelines.

b.	Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.

c.	The remuneration report was not made available to shareholders in a timely manner.

d.	Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

 6.            Sweden, Norway - Matching Share Plans

 We will evaluate such plans on a CASE-BY-CASE basis.
a.	For every matching share plan, RMG will require a holding period.
b.	For plans without performance criteria, the shares must be purchased at market price.
c.	For broad-based plans directed at all employees, RMG accepts a 1:1 arrangement - that no more than one free share will be awarded for every share purchased at market value. . ..
d.	For plans directed at executives, we require that sufficiently challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.
e.	The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock matching plans must comply with RMG’S guidelines.

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7.	Australia
We will vote AGAINST resolutions seeking approval of termination payments for executives in excess of statutory maximum except where there is clear evidence that the termination payment would provide a benefit to shareholders.

We vote FOR the provision of termination benefits under the plan in excess of 12 months’ base salary, if the approval is for three years or fewer and no vesting is permitted without satisfaction of sufficiently demanding performance hurdles.

8.           Japan

RIM will vote AGAINST retirement bonuses if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, RIM may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.) In addition, RIM opposes the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

RIM will vote AGAINST special payments in connection with abolition of retirement bonus system if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, RIM may support payment to outsiders on a CASE-BY-CASE basis, if the individual amount is disclosed and the amount is not excessive.) In addition, RIM will vote AGAINST the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

Among other conditions, RIM will vote AGAINST deep discount options if disclosed performance conditions are not attached. In the absence of such conditions, a vesting period of at least three years will be required to support such options

9.           Nordic Markets

We will vote AGAINST stock option plans in Nordic markets if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive rewards. This includes one or more of the following:

a.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above zero percent when determining the number of options awarded under the plan;

b. Having significantly higher expected dividends than actual historical dividends;

c.  Favorably adjusting the terms of existing options plans without valid reason;

d. Any other provisions or performance measures that result in undue award.

We will generally vote AGAINST if the increase in share capital is more than 5 percent for mature companies and 10 percent for growth companies.

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10.           Italy

We will vote FOR any equity-based compensation plan provided they meet the following:

a.
The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable regarding the RMG criteria (“challenging criteria”);

b. The options for management are granted without a discount;

c.  An executive director is part of the remuneration committee; or

d. The company has no remuneration committee and has executive members within the board.

* RIM may apply a carve-out in the case of well designed plans.*

11.           Taiwan

We vote on a case-by-case basis taking into account the following features:

a. existing substantial shareholders are restricted in participation;

b. presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and

c. reasonable vesting period (at least two years) is set.

12.           China

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We vote CASE-BY-CASE on proposals to approve a restricted stock scheme. A restricted stock plan will not be supported if:

a.	The grant price of the restricted shares is less than 50% of the average price of the company’s shares during the 20 trading days prior to the pricing reference date;

b.
The maximum dilution level for the scheme exceeds RIM guidelines of 5% of issued capital for a mature company and 10% for a growth company. RIM will support plans at mature companies with dilution levels up to 10% if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods.

c.	Directors eligible to receive restricted shares under the scheme are involved in the administration of the scheme; or

d.	The company fails to set challenging performance hurdles for unlocking the restricted shares compared with its historical financial performance or the industry benchmarks.

We vote AGAINST a restricted stock scheme if the scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year, as the company’s financial performance has been largely determined for that particular year.

We vote on a case-by-case bases on proposals to invest in financial products using idle funds.
Key factors include: any known concerns with previous investments, the amount of the proposed investment relative to the company’s assets; disclosure of the nature of the products in which the company proposes to invest and disclosure of associated risks of the proposed investments and related risk management efforts by the company.

13.           Japan - Director Stock Options

We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)

Z.            Canadian Equity Compensation Plans, TSX Issuers

1.           Change-in-Control Provisions

Where approval of a CIC provision is sought as part of a bundled proposal, RMG Canada may recommend a vote AGAINST the entire bundled proposal due to an unacceptable CIC provision.

2.
Generally vote AGAINST proposals to reprice outstanding options including adjustments that can be reasonably considered repricing such as: reduction in exercise price or purchase price, extension of term for outstanding options, cancellation and reissuance of options, substitution of options with other awards.

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3.           Amendment Procedures

We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

a.           Any increase in the number (or percentage in the case of rolling plans) of shares reserved;

b. Any amendment that extends the term of an award beyond the original expiry;

c.           Amendments to eligible participants that may permit the introduction or reintroduction of non- employee directors on a discretionary basis;

d.           Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes

4.             Employee Share Purchase Plans, Amendment procedures

We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:

a.	Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);

b. Purchase price is at least 80 percent of fair market value with no employer contribution; OR

c.	No discount purchase price with maximum employer contribution of up to 20% of employee contribution

d. Offering period is 27 months or less; and

e.	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.

IX.          State of Incorporation

A.           Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti- greenmail provisions, and disgorgement provisions).

B.           Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a CASE-BY-CASE basis.

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1.           Canada

a.           RIM will generally vote FOR proposals to amend or replace articles of incorporation or bylaws if:

●	The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and

●	The bylaws as amended will not result in any of the unacceptable governance provisions set out in the following paragraph.

b.
RIM will generally vote AGAINST new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for thoseshareholder meetings where common share investors seek to replace the majority of current board members. (“Enhanced Quorum”).

c.	RIM will generally vote FOR proposals to adopt or amend articles/bylaws unless the resulting document contains any of the following:

●
The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);

●        The quorum for a meeting of directors is less than 50 percent of the number of directors;

●        The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

●	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director; and

●
The proposed articles/bylaws raise other corporate governance concerns, such as granting blanket authority to the board with regard to capital authorizations or alteration of capital structure without shareholder approval

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X.           Mergers and Corporate Restructurings

A.           Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

1.           Anticipated financial and operating benefits;

2.           Offer price (cost vs. premium);

3.           Prospects of the combined companies;

4.           How the deal was negotiated;

5.           Changes in corporate governance and their impact on shareholder rights;

6.           Change-in-control payments to executive officers and possible conflicts of interest; and

7.           Potential legal or environmental liability risks associated with the target firm

B.           Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C.            Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

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D.           Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.            Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.            Appraisal Rights

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G.            Changing Corporate Name

We vote FOR changing the corporate name.

H.            Special Purpose Acquisition Corporations (SPACs)

We will consider on a Case-by-Case the following measures for SPACs:

1.           Valuation, Market reaction,

2.           Deal timing,

3.           Negotiations and process,

4.           Conflicts of interest,

5.           Voting agreements, and

6.           Governance.

I.            Loan Guarantee Requests (Non US companies)

Companies often provide loan guarantees for subsidiaries, affiliates and related parties. Such requests will be evaluated on a CASE-BY-CASE basis. Generally, RIM will vote AGAINST the provision when:

●  The identity receiving the guarantee is not disclosed;

●	The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or

●
the guarantee is provided to an entity in which the company’s ownership stake is less than 75%; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

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RIM will generally vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement.

XI.          Mutual Funds

A.           Business Development Companies

RIM will vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:
1.
The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal as required under the Investment Company Act of 1940;

2.
a majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interest of the company and its shareholders prior to selling shares below NAV; and

3.      the company has demonstrated responsible past use of share issuances by either:

a.            Outperforming peers in its 8-digit GICS group as measured by one and three year median TSRs; or

b.	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non- participating shareholders.

B.           Multimanaged Funds/Subadvisers:

RIM will vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

XII.        Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.

1.	We SUPPORT the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.

2.	We SUPPORT reporting on countries with human rights abuses as ways to protect and manage risk.

3.           We SUPPORT CERES Principles, environmental reporting and MacBride Principles.

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4.           We SUPPORT high-performance workplace standards.

5.           We SUPPORT fair lending guidelines and disclosure at financial companies.

6.           We SUPPORT reporting on equal opportunity and diversity.

7.	We OPPOSE resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

8.           We OPPOSE shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

9.
We OPPOSE shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: a) new legislation is adopted allowing development and drilling in the ANWR; b) the company intends to pursue operations in the ANWR, c) the company does not currently disclose an environmental risk report for their operations in the ANWR.

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10.
We OPPOSE shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

11.	We OPPOSE shareholder proposals on investing in renewable energy sources.

12.
We review proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities on a CASE-BY-CASE basis taking into account; a) the company’s current disclosure of relevant lobbying policies, and management and board oversight; b) the company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and c) recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities..

13.
We review on a CASE-BY-CASE basis proposals requesting a company report on its energy efficiency policies, considering: a) the current level of disclosure related to energy efficiency policies, initiatives, and performance measures; b) level of participation in voluntary efficiency programs; c) compliance with applicable legislation and regulations; d) the company’s policies and initiatives relative to industry peers; and e) the cost associated with the proposed initiative.

14.
We review on a CASE-BY-CASE basis proposals requesting disclosure and implementation of internet privacy and censorship policies and procedures, considering: a) the level of disclosure of policies relating to privacy, freedom of speech, internet censorship and government monitoring; b) dialogue with governments and/or relevant groups; c) scope of involvement and investment in markets that maintain government censorship or internet monitoring; d) market-specific laws or regulations applicable to this issue that may be imposed on the company; e) level of controversy or litigation related to the company’s international human rights policies; and f) the cost associated with the proposed initiative.

15.
We generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering: a) the company’s current level of disclosure of relevant policies and oversight mechanisms; b) the company’s current level of such disclosure relative to its industry peers; c) potential relevant local, state, or national regulatory developments; and d) controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

16.
We will vote on a CASE-BY-CASE basis on proposals requesting company reports on, or to adopt a new policy on, water-related risks and concerns, taking into account: a) the company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics; b) whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations; c) the potential financial impact or risk to the company associated with water-related concerns or issues; and d) recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

17.
We review on a CASE-BY-CASE requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism- sponsoring state or otherwise, taking into account: a) the nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption; b) current disclosure of applicable risk assessment(s) and risk management procedures; c) compliance with US sanctions and laws; d) consideration of other international policies, standards, and laws; e) recent involvement in significant controversies or violations in “high risk” markets; and f) the cost associated with the initiative.

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18.
We SUPPORT proposals requesting company reporting on its policies, initiatives/procedures and oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, UNLESS: a) the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; or b) the company is in compliance with all applicable regulations and guidelines; or c) there is no existence of significant violations and/or fines related to toxic materials.

19.
We review on a CASE-BY-CASE requests for workplace safety reports, including reports on accident risks reduction efforts taking into account; a) a) the nature of the company’s business specifically regarding company and employee exposure to health and safety risks; b) level of existing disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms; c) existence of recent, significant violations, fines, or controversy related to workplace health and safety ; and d) the company’s workplace health and safety performance relative to industry peers.

20.	Establishment of Board Committees on Social Issues: Shareholder proposals requesting companies establish new standing board committees on social issues.

We will generally vote AGAINST proposals requesting a company establish new standing board committees on social issues considering:

a.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

b.      Level of disclosure regarding the issue for which board oversight is sought;

c.      Company performance related to the issue for which board oversight is sought;

d.      Board committee structure compared to that of other companies in its industry sector; and/or

e.  The scope and structure of the proposal.

21.	Genetically Modified Ingredients (GMO):

a.
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

b.	Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

i.   The company’s business and the proportion of it affected by the resolution;

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ii. The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

iii. Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

c.
Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

d.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients

22.	Gender Identity, Sexual Orientation and Domestic Partner Benefits

a.
We will generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

b.	We will generally vote AGAINST proposals to extend company benefits to or eliminating benefits from domestic partners.

23.	Equality of Opportunity: shareholder proposal requesting companies disclose their EEO-1 data

We will generally vote FOR proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data unless:

a. The company publicly discloses its comprehensive equal opportunity policies and initiatives;

b. The company already publicly discloses comprehensive workforce diversity data; and c.The company has no recent significant EEO-related violations or litigation.

24.
Political contributions and Trade Associations: Shareholder proposals calling for company to confirm political nonpartisanship, increase disclosure on political contributions and trade association spending and bar political contributions.

a.	RIM will generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

i.	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

ii.	The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

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b.
RIM will vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

c.	RIM will vote on a CASE-BY-CASE basis on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

i.	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

ii.
The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organization, and the oversight and compliance procedure related to such expenditures of corporate assets.

d. RIM will vote AGAINST proposals barring the company from making political contributions.

e.
RIM will vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

26.
Recycling: We will vote on a CASE-BY-CASE basis on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account: a) the nature of the company’s business; b) the current level of disclosure of the company’s existing related programs; c) the timetable prescribed by the proposal and the costs and methods of program implementation; d) the ability of the company to address the issues raised in the proposal; and e) the company’s recycling programs compared with the similar programs of its industry peers.

27.
RIM will vote on a case-by-case basis on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process considering: a) the degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms; b) the company’s industry and whether the company or its suppliers operation in countries or areas where there is a history of human rights concerns; c) recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and d) whether the proposal is unduly burdensome or overly prescriptive.

END

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NOTICE TO CLIENTS CONCERNING SILVERCREST ASSET MANAGEMENT’S

PROXY VOTING POLICIES AND PROCEDURES

Silvercrest Asset Management Group LLC is guided by general fiduciary principles. The firm’s goal is to act prudently, and solely in the best interest of the beneficial owners of the accounts it manages. Silvercrest has always considered all aspects of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

In the spirit of those principles and to ensure maximization of shareholder value, in 2011, Silvercrest contracted with Broadridge Investor Communications Solutions, Inc. to receive its ProxyEdge product. Using the product, we subscribe to receive the corporate governance voting recommendations of Glass Lewis, the leading independent governance analysis and proxy voting firm in the industry. Silvercrest has provided Broadridge with portfolio holdings data and Broadridge automatically votes in accordance with Glass Lewis’ recommendations. Broadridge continues to provide proxy data collection, vote submission and record storage.

Each year, Glass Lewis publishes its Proxy Paper Guidelines for the year’s proxy season. That document is a detailed description of the Glass Lewis approach to proxy advice. That document will be provided to Clients upon request.

Clients who maintain their positions at Fiduciary Trust Company are not able to participate in the ProxyEdge service. Silvercrest votes proxies for those positions manually. Enclosed are the firm’s guidelines with respect to proxy voting determinations for those clients. These guidelines are not strict, and each Silvercrest vote will depend on the facts and circumstances of each proposal, on a case-by-case basis. Depending on the facts of a specific vote, Silvercrest may deviate from the guidelines entirely where it deems it necessary in the best interests of our clients, and/or as instructed by a specific client.

All clients continue to have the option to provide instructions regarding a specific vote of which they are aware.

If you have any questions or concerns about any of this information, please feel free to contact our Operations Group at kcampione@silvercrestgroup.com or by phone at (212) 649-0672.

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PROXY VOTING POLICY AND PROCEDURES

Statement of Policy

Sustainable Growth Advisers, LP (“SGA”) acts as a discretionary investment adviser for various clients and registered mutual funds. Our authority to vote the proxies of our clients is established by our investment advisory agreement or other written directives. SGA’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of the clients. The policy and procedures are updated as appropriate to take into account developments in the law, best practices in the industry, and refinements deemed appropriate by SGA. Material conflicts are resolved in the best interest of the clients or in accordance with specific client directives.

SGA’s policies and procedures are based on the following: legislative materials, studies of corporate governance and other proxy voting issues, analyses of shareholder and management proposals and other materials helpful in studying the issues involved.

The litmus test of any proposal, whether it is advanced by management or by one or more shareholders, is whether the adoption of the proposal allows the company to carry on its affairs in such a manner that the clients’ best interests will be served. The proxy vote is an asset belonging to the client. SGA votes the proxies to positively influence corporate governance in a manner that, in SGA’s best judgment, enhances shareholder value.

SGA takes a limited role or declines to take responsibility for voting client proxies under the following circumstances:

1.     Responsibility of voting proxies has been assigned to another party in the advisory contract or other written directives. In the case of an ERISA client, the voting right has been retained by a named fiduciary of the plan other than SGA.

2.     Once a client account has been terminated with SGA in accordance with the investment advisory agreement, SGA will not vote any proxies received after the termination.

3.     Security positions that are completely sold from a clients account between proxy record date and meeting date, SGA will not vote the proxy.

4.     Proxies for securities held in an unsupervised portion of the client’s account generally will not be voted.

5.     Proxies for securities on loan that must be recalled in order to vote; generally will not be voted.

6.     Specialized treatment in voting proxies when directed in the advisory contract or other written directives. These directions to vote proxies may be different from SGA’s policy and procedures.

7.     Specialized treatment may be applied to ERISA accounts as SGA’s responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

These policies and procedures are provided to clients upon request, with the provision that they may be updated from time to time. Clients can also obtain information on how proxies were voted.

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Procedures

Designated individuals are assigned the duties of receiving and reviewing proxies. These individuals ensure that proxies are voted only for those clients that have designated this authority to SGA. SGA votes proxies using an electronic voting tool, Proxy Edge, a product of Broadridge Financial Solutions, Inc. (formerly ADP Brokerage Services).

Judgmental issues are reviewed by senior investment professionals to determine if adopting the proposal is in the best interest of our clients. An assessment is made to determine the extent to which there may be a material conflict between the adviser’s interests and those of the client. If conflicts arise, SGA will vote in accordance with its pre-determined policies.

As part of recordkeeping the following documents are maintained: (1) copy of the policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by SGA that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and SGA’s written response to any (written or oral) client request for such records. These records are maintained for a period of five years.

Categories of Issues

It is the policy of SGA to generally vote with management on routine matters affecting the future of the corporation. If we frequently disagree with management, we will generally sell the stock. Occasionally, however when merger proposals or other corporate restructuring are involved, we vote shares we manage based on our best judgment as to what will produce the highest return relative to risk.

Following are examples of agenda items that SGA generally approves:

Simple Majority Voting: A number of companies have adopted “Supermajority” shareholder voting requirements. When voting client proxies it is the policy of this firm to vote in favor of a “Simple” shareholder majority.

Executive Pay: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted on July 21, 2010. As required by the Dodd-Frank Act, public companies are required to seek a non-binding advisory vote from its shareholders to approve the compensation of executive officers as well as the frequency that the advisory vote be held in the future. With respect to the frequency of the vote, when voting client proxies it is SGA’s policy that the advisory vote on executive compensation be held by the company no less than annually, the shortest period recommended in the Dodd-Frank Act.

Election of Directors: Unless SGA has reason to object to a given director, each director on management’s slate is approved.

Approval of Auditors: SGA generally defers to management in selecting a CPA firm and votes for management’s choice.

Directors’ Liability and Indemnification: Since this is a legitimate cost of doing business and important to attracting competent directors, SGA generally approves.

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Updating the Corporate Charter: Management periodically asks shareholders to vote for housekeeping updates to its charter and SGA generally approves.

Increase in the Common Share Authorization: As long as the increase is reasonable, SGA generally approves.

Stock Purchase Plans: SGA believes that equity participation plans positively motivate management, directors and employees. Therefore, SGA generally approves stock purchase plans unless we have reason to object.

Stock Option Plans and Stock Participation Plans: If in SGA’s judgment and provided that they are not excessive, these plans are generally approved since they motivate management to enhance shareholder value.

Following are examples of issues presented for shareholder vote that are generally opposed because their approval is judged not to be in the best interest of the client.

Elimination of Pre-Emptive Rights: Pre-emptive rights have value to the stockholder. They can be sold outright or used to buy additional shares, usually at a significant discount to the stock’s market price. To approve their elimination would mean giving away something of potential value to the client. Elimination of pre-emptive rights also potentially dilutes the shareholders’ proportionate share of current holdings and diminishes shareholder rights or control over management. Therefore, SGA generally opposes their elimination.

Poison Pills: These are usually referred to as Shareholder Rights Plans and are used by management to prevent an unfriendly takeover. Generally, management asks the shareholders to approve a huge increase in authorized common shares often accompanied by the approval of a new issue of preferred stock, the terms of which can be set later by management at the onset of an uninvited bid for the company. SGA generally opposes these and other devices utilized by corporate management to elude acquirers, raiders or other legitimate offers unless it views such devices as likely to increase shareholder value in the future and not just entrench management.

Proposals to Establish Staggered Boards: Since staggered election dates of board members impede hostile acquisitions and serve to entrench current management, they are not in the best interest of the shareholder and are generally opposed. It is SGA’s judgment that uninvited bids for the company’s stock should not be discouraged. They are usually at a substantial premium over the existing market price, so they can be very profitable to the shareholder. It is better that management have a threat of an unwanted bid to give them the incentive to manage the company for the enhancement of shareholder value.

New Classes of Shares Having Different Voting Rights: These are not in the client’s best interest because they are contrary to the principle of “one share one vote” and could dilute the current stockholders’ control.

Shareholders Proposals That Offer No Specific Economic Benefit to the Client: When social issues are proposed by one or more shareholders, SGA evaluates them to determine if their approval will be of economic benefit to the client or whether their adoption will result in additional cost to the company and/or impede its ability to do business. If the proposal offers no economic benefit, it is generally opposed.

Conflicts of Interest

SGA’s proxy voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided, and fiduciary obligations are fulfilled.

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SGA personnel may be nominated to serve on the board of directors of a portfolio company. In these cases, the SGA employee serving as director must balance his or her duty owed to SGA’s clients with his or her duty owed to all of the shareholders of the Company. The SGA Proxy Committee (the “Committee”) will make decision on how to vote the proxies of a portfolio company where an SGA employee serves as director on the board. The Committee presently consists of the three principals of SGA. Any investment professional serving on the committee shall not have primary responsibility for SGA’s relationship with the applicable portfolio company.

There may be occasions (although SGA anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with SGA’s general guidelines or with the guidelines or policies of another managed account. In such a case, it is SGA’s policy to attempt to comply with each of the different client policies so long as, in doing so, SGA continues to comply with ERISA and any other applicable law, regulation and policy. In order to achieve compliance with differing guidelines or policies, it may be necessary to vote the proxies on a proportionate basis (based on number of shares held). If there is to be a departure from a client’s proxy voting policy or guidelines, a Principal of SGA will contact the designated representative at the client to address and resolve the situation as appropriated.

To obtain information on how Sustainable Growth Advisers, LP has voted proxies, you may contact us at:

Sustainable Growth Advisers, LP

301 Tresser Boulevard, Suite 1310

Stamford, CT 06901

By phone: (203) 348-4742

By fax: (203) 348-4732

E-mail: firm@sgadvisers.com

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Vaughan Nelson Investment Management, L.P.
Description of Proxy Voting Policy and Procedures

Policy
Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists.

Approach
Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of it’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (ISS), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

Vaughan Nelson, in executing their duty to vote proxies, may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson’s business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm. Notwithstanding, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part, or casting the vote as indicated by the independent third-party research firm, ISS.

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, or 4) Unsupervised Securities – where the firm does not have a basis on which to offer advice, 5) where the firm may abstain from voting when, in a good faith determination, the costs involved to vote a proxy cannot be justified (e.g., total holdings less than 10,000 shares, cost of translations, etc.) or 6) a security is out on loan.

In summary, Vaughan Nelson’s goal is to vote proxy material in a manner that is believed to assist in maximizing the value of a portfolio.

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Vaughan Nelson’s procedures in practice involve forwarding a listing of client holdings to ISS each day in order to assist with identifying upcoming proxy votes. Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to ISS. Once a “proxy analysis” is received from ISS the individual issues are matched to the Vaughan Nelson Proxy Voting Guideline. Areas not covered by the Guideline (such as votes on mergers/acquisitions) are routed to the portfolio manager for vote indications. Completed proxy analyses are voted electronically through an interface with ISS who then completes the actual proxy vote on Vaughan Nelson’s behalf. All analyses with vote indications are retained. Reports concerning votes made on behalf of an account are accessible through ISS.

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WELLINGTON MANAGEMENT COMPANY LLP	1

GLOBAL PROXY POLICY AND PROCEDURES

INTRODUCTION
Wellington Management Company LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.
STATEMENT OF POLICY
As a matter of policy, Wellington Management:
1) Takes responsibility for voting client proxies only upon a client’s written request.

2) Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3) Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4) Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6) Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7) Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

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8) Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9) Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT
Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES
Wellington Management has in place certain procedures for implementing its proxy voting policy.

GENERAL PROXY VOTING Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy
Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation
To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

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Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
●
Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

●
Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

●
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.
Securities Lending
Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

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Share Blocking and Re-registration
Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.
In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

ADDITIONAL INFORMATION
Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.
Dated: 8 July 2009

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This statement sets forth the proxy voting policy and procedures of William Blair & Company, L.L.C. It is provided to all covered clients as described below even if we currently do not have authority to vote proxies for their account.

The Department of Labor has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. William Blair & Company, LLC is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. The rule changes require registered investment advisers to identify potential conflicts involved in the voting of proxies as well as introducing specific recordkeeping and disclosure requirements. This policy is intended to comply with the applicable rules of the Department of Labor and the Securities and Exchange Commission.

General Policy

William Blair & Company shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair & Company shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair & Company is not responsible for voting proxies it does not receive. However, William Blair & Company will make reasonable efforts to obtain missing proxies.

William Blair & Company shall adopt the Voting Guidelines of an independent Proxy Administrator1. All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines, which are designed to address matters typically arising in proxy votes. In the case when nominee voting is not allowed it may be impractical for William Blair to participate in those particular votes.

William Blair & Company does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, the Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Policy Committee. The Proxy Policy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Policy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Policy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.

1 William Blair has engaged Institutional Shareholder Services Inc. (ISS) to assist in the administration and voting of proxies. The complete Voting Guidelines (proxy voting policies) across all markets are available on ISS’s website at: http://www.issgovernance.com/policy-gateway/2014-policy-information/.

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Conflicts of Interest Policy

William Blair & Company is sensitive to conflicts of interest that may arise in the proxy decision-making process and we have identified the following potential conflicts of interest:

●	William Blair & Company has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months.
●	A William Blair & Company principal or employee currently serves on the company’s Board of Directors.
●	William Blair & Company, its principals, employees and affiliates (including, without limitation, William Blair Capital
●	Partners Funds and William Blair Mezzanine Funds), in the aggregate, own 1% or more of the company’s outstanding shares.
●	The Company is a client of the Investment Management Department.

In the event that any of the above potential conflicts of interest arise, The Proxy Policy Committee will vote all proxies for that company in the following manner:

●	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue we will continue to vote according to the Voting Guidelines.
●
If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, we will vote consistent with the voting recommendation provided by Institutional Shareholder Services (ISS), an independent third party research provider, utilized by William Blair & Company, which analyzes each vote from the shareholder vantage point.

International Markets Share Blocking Policy

In international markets where share blocking applies, we typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. William Blair & Company shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Recordkeeping and Disclosure

Pursuant to this policy, William Blair & Company will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by William Blair & Company that are material to making a decision how to vote, or that memorialize the basis for the decision.

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Upon a client’s request to the Proxy Administrator, William Blair & Company will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate William Blair & Company’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with the Form ADV, Part 2A.

Updated February 1, 2014

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